UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4920

WASATCH FUNDS, INC.

(Exact name of registrant as specified in charter)

150 Social Hall Avenue

4th Floor

Salt Lake City, Utah 84111

(Address of principal executive offices) (Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel S. Stewart, Jr. Wasatch Funds, Inc. 150 Social Hall Avenue, 4th Floor Salt Lake City, Utah 84111	Eric F. Fess, Esq. Chapman & Cutler LLP 111 West Monroe Street Chicago, IL 60603

Registrant’s telephone number, including area code: (801) 533-0777

Date of fiscal year end: September 30

Date of reporting period: March 31, 2008

Item 1:	Report to Shareholders.

SEMI-ANNUAL REPORT

MARCH 31, 2008	WASATCH CORE GROWTH FUND

WASATCH EMERGING MARKETS SMALL CAP FUND

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND

WASATCH HERITAGE GROWTH FUND

WASATCH HERITAGE VALUE FUND

WASATCH INTERNATIONAL GROWTH FUND

WASATCH INTERNATIONAL OPPORTUNITIES FUND

WASATCH MICRO CAP FUND

WASATCH MICRO CAP VALUE FUND

WASATCH SMALL CAP GROWTH FUND

WASATCH SMALL CAP VALUE FUND

WASATCH STRATEGIC INCOME FUND

WASATCH ULTRA GROWTH FUND

WASATCH-HOISINGTON U.S. TREASURY FUND

Wasatch Funds, Inc.

Salt Lake City, Utah

www.wasatchfunds.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

LETTER TO SHAREHOLDERS

Samuel S. Stewart, Jr., PhD, CFA President of Wasatch Funds

DEAR FELLOW SHAREHOLDERS:

The domestic stock market just suffered through its worst quarter since 2002 as the U.S. economy weakened further. The subprime crisis turned out to be much more contagious than initially expected, and its effects have now spread broadly across the financial system. The housing market also continued to soften, with a lengthy recovery likely once it does reach bottom.

The daily headlines likewise have painted a bleak economic picture. However, I believe the complete economic landscape is much more balanced than what we hear. Inflation is likely to be kept in check by the deflationary pressure from the financial and housing markets. Unemployment, although increasing, is still at a reasonable level at 5.1%. The dollar’s drop will help boost the economy in the near-term through increased exports. The Fed has shown great willingness to take aggressive action to bolster the economy. And the wave of financial carnage seems to have gone about as far as it possibly can.

The optimistic outlook for the economy is that it will muddle through in 2008 and get back to growth in 2009. The pessimistic view is that the U.S. is entering a protracted, but likely shallow, recession. The correct prognosis is probably somewhere between the two.

WASATCH PERFORMANCE

Reporting negative performance is never satisfying regardless of market conditions, and I am frankly disappointed in our performance this past six months. Our style of investing, utilizing deep due diligence and focusing on quality companies, has generally provided nice protection in past down markets. In fact, in each down year since Wasatch Funds began 22 years ago, the funds have almost always outperformed their benchmarks, and at times even delivered positive returns during these down markets.

As the market began to slide in the fourth quarter of last year, most of our funds again outpaced their benchmarks. Unfortunately, our relative gains of the fourth quarter were more than erased in the first quarter of 2008. Here are four key forces that stand out in reviewing the most recent quarter.

1.	The financials sector, historically an overweight segment for Wasatch, took a beating. Our holdings, which we believe are some of the best run financial companies, were seemingly tossed out as the baby with the bath water. We expect these high quality financial companies to be among the first to rebound.
You may ask why we weren’t lighter in financials given the environment. We had in fact pulled back and moved toward higher quality financial companies over the course of last year, but at the prices available late in 2007 we saw more long term upside potential than downside risk in this key global sector. Then came this quarter’s bank bailouts and the near collapse of Bear Stearns, sending financial stocks even lower. We still believe that three to five years hence our financial holdings of today will have been good decisions, but we obviously would have preferred to buy them at the prices they dropped to this quarter.
2.	We had a few significant holdings report earnings below expectations — for which the market showed no tolerance. This happens, of course, but in a market where everything is moving down there simply was not the typical counter balance in the portfolios.
3.	The strongest sectors in the market continue to be energy and commodities. We have increased our holdings in these sectors over the past year, but they remain underweight as most companies in these largely cyclical industries don’t fit our long-term investment style.
4.	What we haven’t seen yet in this bear market is quality companies moving to the front, as they often do in such markets. Historically, this shift has been a critical component of our downside protection. We still expect a move to quality will happen either before, or as, the market begins moving up again.

We clearly could have played our hand better in the first quarter. I hope that sharing our recent shortcomings and providing a little background for why we feel optimistic about our funds going forward will help you better understand your Wasatch investments.

MARKET OUTLOOK

In hindsight, the past six months would have been a good period to be out of the market. As long-term investors, however, we believe it is important to stay invested through the market’s gyrations. It is extremely difficult to successfully time the market, and ultimately we believe it is a fool’s game. I still expect that we will look back on this period as a blip on the overall upward progression of the market.

The stock market is forward looking. In fact, each time the U.S. has faced a recession over the past 50 years the market has almost always turned south ahead of the recession, and then begun moving north again before the recession ended (sometimes even before the recession officially started). As we now sit teetering on negative GDP growth, the fact that the market seems to be moving sideways is a sign of a sluggish economy with no clear catalyst to move it forward yet, but I do expect the market will begin moving up again before the economy actually does.

MARCH 31, 2008

The current valuation (in terms of price-to-earnings ratio) of the Russell 2000 Index is as good as it has been in almost a decade. Companies are selling at interesting values, but I wouldn’t describe them as screaming buys across the board. We are currently looking for, and holding, high quality companies that have the ability to fund their own growth and which are trading at good valuations. We think such stocks are great investments generally, but are especially appropriate for the current environment.

Thank you for the opportunity to manage your assets. At times like this we particularly appreciate the long-term view of our shareholders and the continued trust that you place in us.

Sincerely,

Samuel S. Stewart, Jr.

President of Wasatch Funds

WASATCH-HOISINGTON U.S. TREASURY FUND

For information about the performance and outlook of the Fund, please see the management discussion and portfolio summary on pages 30 and 31. The views expressed in the management discussion are those of Hoisington Investment Management Company, sub-advisor to the Fund, and may differ from the views of Wasatch Advisors, investment advisor to Wasatch Funds.

Information in this shareholder report regarding market or economic trends or the factors influencing the Funds’ historical or future performance reflects the opinions of Fund management as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

WASATCH CORE GROWTH FUND (WGROX) — Management Discussion	MARCH 31, 2008

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers, led by JB Taylor and Paul Lambert.

JB Taylor Portfolio Manager	Paul Lambert Portfolio Manager	OVERVIEW The Wasatch Core Growth Fund lost 15.90% in the six months ended March 31, 2008, underperforming the benchmark Russell 2000 Index, which lost 14.02%. The market environment was extremely challenging as the subprime mortgage crisis that began in mid-2007 spread to other areas of the credit markets and investors became increasingly concerned about the U.S. economy falling into recession.

The Fund held up well during the first half of the period posting a small negative absolute return and outperforming the Index by several percentage points. The second half of the period, 2008’s first calendar quarter, however, was a very different story as investor sentiment turned severely negative. Equity investors shunned the slightest perception of risk and sold shares of many less liquid small company stocks, regardless of the underlying fundamentals. We believe our generally well-managed, financially strong companies with solid earnings were treated just as poorly as lower quality businesses with lesser prospects.

The Fund’s financials and consumer discretionary stocks led the decline while our energy holdings fared better. The health care sector, normally an area of shelter during uncertain times, also declined sharply and dragged on results.

We remain focused on our bottom-up research, selecting individual stocks with the potential for price appreciation driven by sustained earnings growth. We expect the Fund to show better returns as investors recognize the solid fundamentals of our portfolio companies. Elevated market volatility has also allowed us to take advantage of increasingly attractive valuations in high quality growth companies thereby improving the earnings growth potential of the overall portfolio.

DETAILS OF THE PERIOD

Our holdings in the financials sector were the biggest detractors from performance versus the Index due to an overweight position and poor performance in our holdings. Despite weakness in the sector, our position in Redwood Trust, Inc. was the single strongest contributor to performance. Redwood is a real estate investment trust that was hit hard during the initial reaction to the mortgage crisis as it was painted with the same broad brush as lower quality companies with significant subprime holdings. The company invests primarily in residential mortgages and mortgage securities but has deliberately avoided subprime mortgages. As investors recognized this difference, Redwood’s share price rallied nearly 20% in the period.

The Fund’s largest holding, Copart, Inc., was another strong contributor. Copart is a long-time holding and continues to solidify its dominant position in the auto salvage marketplace. The company is having early success expanding into foreign markets and we expect this to continue and help drive future results. Copart is the epitome of the types of businesses we like to own. Specifically, it possesses dominant market share, experienced shareholder-focused management, and significant financial flexibility.

We were surprised by the weakness in our health care holdings. We, like other investors, felt that our health care stocks would provide stability during the volatile market. This was not the case. The stocks of two of our larger health care holdings, Sunrise Senior Living, Inc. and Emeritus Corp. sold off. Both companies own and operate assisted living centers for seniors. We think investors are overlooking the fundamental strengths of their operating businesses for fear that weakness in the residential housing market will dampen demand for their services. We don’t believe this will happen. Our research and due diligence indicate that both companies are positioned to benefit from favorable long-term demographic trends and that their typical resident may be less susceptible to a slowdown in the overall economy.

In the past few years, we have made a concerted effort to expand our research coverage of areas that have not been traditionally viewed as growth sectors such as energy, materials and industrials. While our sector weights are a result of our bottom-up stock selection, the Fund’s underexposure in these areas has been a significant headwind for more than three years. We think our increased effort is starting to yield fruit as we added several positions to the Fund, one of which is an industrial company, EnergySolutions, Inc. The company owns and manages a number of waste disposal facilities and is benefiting from heightened concerns about the environment and environmental stewardship. The licenses to process industrial waste that EnergySolutions possesses are not easily obtained and represent a formidable barrier to entry for would-be competitors.

OUTLOOK

Elevated volatility and negative sentiment characterized the past six months and we think these forces will continue to influence stock prices as investors evaluate the impact of tighter credit markets, decreased consumer spending and the overall health of the U.S. economy. Negative investor sentiment has contributed to the Fund’s poor short-term performance but has given us the opportunity to improve the Fund’s potential to produce better long-term results.

We continue to conduct deep due diligence on our existing and potential investments. Our research reinforces our position that the long-term prospects of the Fund’s holdings are solid. The portfolio has a forward P/E ratio* of less than 16 and we expect earnings growth of more than 20% over the next 12 months. These metrics suggest that the Fund has the potential to post strong results for our shareholders over time.

Thank you for the opportunity to manage your assets.

*The	forward P/E ratio is the price of a stock divided by its expected earnings per share over the next four quarters.

WASATCH CORE GROWTH FUND (WGROX) — Portfolio Summary	MARCH 31, 2008

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Core Growth	-15.90%	-13.23%	12.75%	9.70%
Russell 2000 Index	-14.02%	-13.00%	14.90%	4.96%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Core Growth Fund are 1.18%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Fund
Copart, Inc.	8.51%
Vehicle salvage services.
Annaly Capital Management, Inc.	3.64%
Mortgage REIT.
SEI Investments Co.	3.15%
Outsource financial services provider.
Pediatrix Medical Group, Inc.	3.10%
National network of neonatologists.
Emeritus Corp.	3.06%
Assisted living centers for seniors.

Company	% of Fund
O’Reilly Automotive, Inc.	3.00%
Automotive parts retailer/distributor.
Sunrise Senior Living, Inc.	2.88%
Assisted living centers.
PSS World Medical, Inc.	2.71%
Medical products distributor.
Redwood Trust, Inc.	2.46%
Jumbo ARM mortgage REIT.
Dollar Financial Corp.	2.40%
Payday lender.

**	As of March 31, 2008, the Fund had 34.91% invested in the Top 10 equity holdings and there were 68 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN†

†	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. The chart represents a hypothetical $10, 000 investment at the beginning of the time period shown. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in this or any index.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Management Discussion	MARCH 31, 2008

The Wasatch Emerging Markets Small Cap Fund is managed by a team of Wasatch portfolio managers, led by Roger D. Edgley.

Roger D. Edgley, CFA Portfolio Manager

OVERVIEW

The Wasatch Emerging Markets Small Cap Fund posted a loss of 15.83% during its first six months and performed in line with the MSCI EM Small Cap Index, which lost 15.12%.

The Fund’s initial six months took place during the most challenging episode for emerging markets since the Asian financial crisis a decade ago. Inflation fears, particularly regarding food and energy prices, entered the equation. Countries and companies with strong economic ties to the United States felt the results of our domestic economic slowdown.

Large outflows of capital from more liquid markets such as Hong Kong and India, contributed to the bleak returns with both countries down double digits. Currencies fell in Turkey and South Africa, where current accounts turned sharply negative as foreign investment dollars flowed out of these countries. Our holdings in these countries were down nearly 30% on average during the period.

Some holdings turned in strongly positive performance, notably Mexican chemical and industrial conglomerate Mexichem S.A.B. de C.V. and Dragon Oil plc, an energy exploration and production company headquartered in Dubai. However, there were not enough good performances to overcome the broad downdraft.

DETAILS OF THE PERIOD

Geographically, there were few bright spots during the period. Indonesia and Egypt were the notable countries where our holdings produced solid gains. China was hit hard despite all signs pointing to continued, albeit slower, growth. Brazil, the biggest country weight in the Fund and the Index, was down, but held up better than most emerging markets and our companies there outperformed the Index.

The Fund added value compared to the Index by being underweight in consumer discretionary, one of the hardest-hit sectors. We also outperformed the Index in consumer staples, health care and energy, while modestly underperforming in financials, industrials, information technology, utilities, and materials.

Mexichem, the Fund’s largest positive contributor, rose on sharply higher profit estimates. It’s worth noting that this company did well despite being situated in Mexico, one of the most important trading partners to the ailing United States. This illustrates the importance of Wasatch’s fundamental, bottom-up stockpicking style, where macroeconomic trends are not the primary drivers of investment allocation decisions.

Energy companies occupied several slots among the top contributors. Dragon Oil reported higher earnings and positive news from its oilfield offshore of Turkmenistan. London-based exploration and production company Afren plc acquired a competitor with African assets. Another firm with African connections, South African platinum mining concern Northam Platinum Ltd., overcame work-related stoppages to rise strongly as well.

China Infrastructure Machinery Holdings Ltd. was the Fund’s single biggest detractor, losing more than three-quarters of its value as high steel prices hurt results. Weather-related disruptions caused lower earnings and a sharp decline in the stock price of Singapore’s Synear Food Holdings Ltd., the Fund’s second biggest detractor.

Banco Daycoval S.A., a fast-growing lender to small- and medium-sized enterprises in Brazil, also turned in a strongly negative performance. However, we think Banco Daycoval is a well-run bank. It has a history of quality growth and the Brazilian economy is more insulated from global capital markets than other large emerging economies. We continue to feel positively about the well-managed small Brazilian companies in the Fund.

Indian companies in general were poor performers as that formerly red-hot market cooled. We remain underweight there, but continue to look for opportunities to increase our exposure to this growing economy. Industrial equipment maker TIL Ltd. and Federal Bank Ltd. were two of the biggest detractors for the Fund.

During the last six months, we undertook research trips to many parts of the globe, including Brazil, Indonesia, Israel, Mexico, the Mideast, South Africa, Taiwan, and Turkey. We are currently very interested in the Middle East/North Africa, where a combination of improving economic policies and infrastructure, along with farsighted efforts to diversify away from energy production, are bullish signs for long term investment there.

OUTLOOK

In general, emerging stock markets followed the U.S. stock market down the path of a strong re-pricing over the past half-year. However, we believe that emerging economies have not and will not closely follow the same recessionary direction toward which the U.S. economy appears to be headed.

As we visit emerging countries, we are pleased with the growth and the vibrancy we see there, and economic growth figures support what we are seeing. Domestic infrastructure investment is high, and much of the investment is coming from internal sources. Consumer spending is also strong, especially on more discretionary items. Curtailed exports will slow economic growth from the breakneck speed of the past few years, but we believe growth will continue at a more reasonable, sustainable level.

In the coming months, we expect to continue to add to our holdings in energy, materials and industrials. The sell-off in Asia is also providing some attractive entry points to companies we’ve been watching for some time. In addition, we mentioned our interest in the Middle East. While foreigners are not allowed to own companies in strategic industries like oil, there are many other attractive areas of investment.

Eventually, we believe that investors will follow the growth back into emerging markets, regardless of what developed economies look like. When this happens, we believe our bottom up approach to investing in high quality, domestically oriented companies in emerging markets has the potential to reward our shareholders.

Thank you for the opportunity to manage your assets.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Portfolio Summary	MARCH 31, 2008

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 10/1/07*
Emerging Markets Small Cap	-15.83%	N/A	N/A	-15.83%
MSCI Emerging Markets Index	-7.76%	N/A	N/A	-7.76%
MSCI Emerging Markets Small Cap Index (Net Div)	-15.12%	N/A	N/A	-15.12%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Small Cap Fund are 2.54%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Fund
MMX Mineracao e Metalicos S.A. (Brazil) Mining and metals production and projects.	1.89%
Banco Compartamos S.A. de C.V. (Mexico) Micro finance bank.	1.82%
OdontoPrev S.A. (Brazil) Dental health plan provider.	1.78%
China Green Holdings Ltd. (Hong Kong) Agricultural and beverage products.	1.66%
Chaoda Modern Agriculture (Hong Kong) Agricultural products producer.	1.66%

Company	% of Fund
Egyptian Financial Group-Hermes Holding GDR (Egypt) Investment bank.	1.61%
Walsin Lihwa Corp. (Taiwan) Wire, cable and specialty steel manufacturer.	1.58%
Philex Mining Corp. (Philippines) Copper, gold and silver mining.	1.58%
Astra Agro Lestari Tbk PT (Indonesia) Oil palm, rubber and cocoa plantations.	1.55%
Afren plc (United Kingdom) Oil and gas developer.	1.48%

**	As of March 31, 2008, the Fund had 16.61% invested in the Top 10 equity holdings and there were 95 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN†

†	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. ††Inception: October 1, 2007. The MSCI Emerging Markets and Small-Mid Cap Indexes are free float-adjusted market capitalization indexes that are designed to measure equity market performance in the global emerging markets. As of June 2006, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. You cannot invest directly in these or any indexes.

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Management Discussion	MARCH 31, 2008

The Wasatch Global Science & Technology Fund is managed by a team of Wasatch portfolio managers, led by Noor Kamruddin. Effective May 20, 2008, Dr. Samuel S. Stewart assumed sole responsibility as the lead portfolio manager of the Global Science & Technology Fund.

Noor Kamruddin Portfolio Manager

OVERVIEW

The Wasatch Global Science & Technology Fund returned -26.90% during the six months ended March 31, 2008, lagging both the -23.59% return of its primary benchmark, the Russell 2000 Technology Index, and the -16.88% return of its peer group, as measured by the Lipper Science & Technology Index.

The past half-year was characterized by poor performance for the global equity markets. Evidence began to mount that the problems in the

U.S. housing and credit markets were beginning to weigh on the economy, causing the prospect of a recession to loom increasingly large. Technology stocks underperformed the overall market by a substantial margin, reflecting concerns that the sector is vulnerable to weaker economic growth. Small- and mid-cap stocks were particularly hard-hit, a negative for the Fund given its above-average weighting in these market segments. The health care sector, where the Fund’s weight was nearly 18% of assets, outperformed technology but nonetheless finished the semiannual period in the red.

DETAILS OF THE PERIOD

We reacted to this challenging backdrop by taking steps to position the portfolio in a more defensive manner. This process played out in four ways:

First, we reduced the Fund’s weighting in semiconductor stocks. Semiconductors — or computer chips — are used in a wide range of consumer products, so the end-market demand for chips is highly sensitive to slower economic growth.

Second, we reduced the number of individual Fund holdings in order to take better advantage of the value opportunities created by market volatility. The result is that the total number of Fund holdings fell to 69 companies on March 31, compared with 94 at year-end and 110 at the close of the third quarter.

Third, we opted to hold the proceeds of some of these sales in cash. At a time of broad market weakness, we prefer to keep some “dry powder” so we will be in a position to add to our favored holdings and take advantage of new opportunities at lower prices.

Finally, we reduced the Fund’s position in the international markets from nearly 45% at the end of September to about 35% on March 31, reflecting the fact that we have begun to find more attractive valuations in U.S. stocks relative to their overseas counterparts. We also increased the Fund’s weighting in larger companies, many of which we believe are in a better position to withstand a difficult economic environment.

While these changes added value on the margin, they were not enough to make up for the poor performance of several individual Fund holdings. The most significant detractor was SiRF Technology Holdings, Inc., a supplier of global positioning system (GPS) semiconductor chips used in personal navigation devices (PNDs) and cell phones. SiRF issued disappointing first quarter revenue guidance and reported a decline in gross margins. Believing the decline in profit margins was an isolated event; we don’t think the news on SiRF justified such a substantial sell-off in the stock. In fact, we see several positive factors that bode well for SiRF. Most notably, worldwide PND unit sales are expected to grow more than 30% annually over the next few years, and the emerging GPS-enabled cell phone market presents an exciting near-term opportunity that could drive strong earnings growth for the company.

The second-largest detractor from performance was the semiconductor company O2Micro International Ltd. A maker of chips for flat panel televisions, O2Micro was hurt by the prospects of slower consumer spending on high-priced items. Still, we believe the stock is attractively valued at these levels. Other detractors of note included Tessera Technologies, Inc., ArthroCare Corp., F5 Networks, Inc., NII Holdings, Inc. and DealerTrack Holdings, Inc. All five stocks remain in the Fund, reflecting our favorable view of their long-term prospects.

Despite its underperformance, the Fund had its share of winners. A number of these top contributors were in the medical device industry within the health care sector, illustrating the effectiveness of our research in this area. The leading contributor was Intuitive Surgical, Inc. A manufacturer of robotic machines for minimally invasive surgery, Intuitive has been expanding its revenue sources by moving into new geographic markets and applying its technology to new types of surgeries. Our second-largest contributor was VNUS Medical Technologies, Inc., a maker of devices that treat venous reflux disease — the underlying cause of varicose veins — in a minimally invasive fashion. The company’s treatment has been gaining acceptance, leading to increasing market share and strong earnings growth. Also making significant contributions in the medical device area were Possis Medical, Inc. and Icon plc.

OUTLOOK

The past half-year undoubtedly has been difficult for technology investors, with many stocks in the sector trading at sharply lower prices. While this type of environment can be distressing, it can also create compelling long-term opportunities. We have sought to take advantage of recent market conditions by drilling down even deeper into our fundamental, individual company research, a process that has resulted in a more concentrated portfolio of our highest-conviction stocks. We therefore feel confident in the long-term outlook for the companies we hold in the Fund despite ongoing market turbulence.

Finally, it should be noted that our disciplined, research-based approach has placed the Fund ahead of both its benchmark and peer group for the three- and five-year periods as of March 31. Although the Fund underperformed during the past six months, we are confident that our approach continues to have the potential to bear fruit over the long-term.

Thank you for the opportunity to manage your assets.

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Portfolio Summary	MARCH 31, 2008

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 12/19/00
Global Science & Technology	-26.90%	-14.81%	13.47%	4.72%
Russell 2000 Technology Index	-23.59%	-18.32%	9.40%	-6.90%
Lipper Science and Technology Index	-16.88%	-2.93%	11.83%	-6.46%
Nasdaq Composite Index	-15.28%	-5.12%	11.94%	-1.34%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Global Science & Technology Fund are 1.87%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in concentrated funds will be more volatile and loss of principal could be greater than investing in more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Fund
Cognizant Technology Solutions Corp., Class A Professional technology services.	5.69%
Netlogic Microsystems, Inc. Semiconductors.	4.21%
O2Micro International Ltd. ADR (Cayman Islands) Semiconductors.	3.37%
America Movil S.A.B. de C.V., Series L (Mexico) Wireless telecommunication services.	3.31%
Tessera Technologies, Inc. Miniaturization technologies for electronics.	2.84%

Company	% of Fund
Silicon Laboratories, Inc. Analog and mixed signal integrated circuits.	2.84%
NetApp, Inc. Data management solutions.	2.78%
Adobe Systems, Inc. Business and mobile software and services.	2.72%
Power Integrations, Inc. Semiconductors.	2.61%
ArthroCare Corp. Disposable devices for minimally invasive surgery.	2.58%

**	As of March 31, 2008, the Fund had 32.95% invested in the Top 10 equity holdings and there were 69 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN†

†	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. ††Inception: December 19, 2000. The Russell 2000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. The Lipper Science and Technology Index is a composite of mutual funds that invest in science and technology companies and have investment objectives similar to those of the Fund. The Nasdaq Composite Index is unmanaged and measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means each company’s security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. Due to their number and size, technology stocks tend to dominate the direction of the Index. You cannot invest directly in these or any indexes.

WASATCH HERITAGE GROWTH FUND (WAHGX) — Management Discussion	MARCH 31, 2008

The Wasatch Heritage Growth Fund is managed by a team of Wasatch portfolio managers, led by Chris Bowen and Ryan Snow.

Chris Bowen Portfolio Manager	Ryan Snow Portfolio Manager	OVERVIEW The Wasatch Heritage Growth Fund generated a loss for the six-month period ended March 31, 2008 and underperformed its benchmarks. It was a difficult period on a broad level as the Russell

1000 Growth Index declined 10.87% and the Russell Midcap Growth and S&P 500 indexes each fell 12.46%. The Fund suffered a 14.31% decline over the same span. The Fund’s energy and industrial holdings outperformed those of the benchmarks; however, detractions in the consumer discretionary and financials sectors caused the Fund to lag.

Overall, the U.S. stock market suffered a precipitous drop. In one five-month period — spanning October to March — the Russell 1000 Index fell nearly 25%. Market volatility continued to escalate to levels that hadn’t been witnessed in over 60 years.

It’s undeniable that this was a period of historical significance. Who could have fathomed that 85-year-old Bear Stearns — the nation’s fifth largest investment bank — could stumble to the brink of bankruptcy in just a matter of days? Or, that subprime problems in the U.S. would reach such epic global proportions, causing financial firms worldwide to write-down billions of dollars of securities that had become essentially worthless? Such are the issues of a highly-levered, finance-based global economy.

Certainly, there are real and significant headwinds facing global companies. In a change from the recent past, the U.S. stock market wasn’t the only one that struggled. The markets of China and India, high fliers in recent years, both dropped significantly over the last six months. Most other markets around the world performed poorly as well.

During turbulent markets and uncertain economic times, we believe that our investment discipline based on bottom-up stock selection becomes even more essential. We avoid the pitfalls of leapfrogging from sector to sector or speculating about the impact of the latest economic data by staying focused on investing in growing companies that are attractively valued. Of course, we pay attention to macroeconomic factors that influence equities — such as Federal Reserve policy — but our investment decisions are driven more by in-depth analysis of individual companies.

DETAILS OF THE PERIOD

Ordinarily, we would expect the Fund to outperform its benchmarks during times of general market weakness, due to our emphasis on high-quality, steady-performing companies. We expect the solid business models of our holdings and their competitive advantages in the marketplace to help them sustain earnings growth even in difficult environments. Unfortunately, over the past six months, even the stocks of companies with strong fundamentals fell and companies that had missteps, whether real or perceived, were severely punished. While some stock price declines may have been justified, we believe other stocks were oversold.

Three of our largest holdings help illustrate this point. We remain confident about the prospects of India-based technology services outsourcing conglomerate Infosys Technologies Ltd. and Latin America-based cell phone service provider NII Holdings, Inc. However, we began to have concerns about managed health care company WellPoint, Inc., which we were fortunate to start selling before it lost half of its market value. Each of these stocks suffered double digit declines and were the Fund’s top detractors.

In an economic environment bordering on recession, finding companies with attractive growth prospects becomes more difficult. However, we believe our carefully measured approach and hands-on research will help us identify the companies that are positioned to do well over time.

Although there weren’t many big winners during the period, some of our energy and industrial companies saw their stock prices appreciate handsomely. J.B. Hunt Transport Services, Inc., Rio Tinto plc, XTO Energy, Inc. and Chesapeake Energy Corp. were among the Fund’s top contributors.

We’ve been disciplined about buying energy companies at a discount to what we think is their intrinsic value. But we also require that they have the ability to increase production. XTO and Chesapeake have been shrewdly adding to their reserve base and moving previously unproven reserves into proven reserves and then into actual production.

We decided to invest in General Electric Co. during the period. Initially, we found the valuation compelling with a price-to-earnings (P/E) ratio* in the mid-teens and a dividend yield above 3%. As we continued to peel the onion, we found that the company has market-leading divisions in many areas that we find attractive, like aviation, water, infrastructure construction and energy. In addition, we believe the company’s finance division has the potential to benefit from widening spreads. Despite recently reporting less than expected quarterly earnings results, we maintain our conviction about GE’s long-term upside.

OUTLOOK

Looking ahead, we believe our consistent and disciplined approach to investing will serve the Fund well. Overall, we believe the Fund is invested in high quality companies with strong long-term growth potential. In addition, our intensive research process is designed to help us single out companies with attractive prospects. This approach to investing has been honed over the more than 30 years that Wasatch Advisors has been in business. Whether the market is up or down, we strive to be disciplined in conducting thorough research before investing, disciplined in ensuring that our companies meet our investment criteria, and disciplined in our ongoing analysis as we continually put our investment rationale to the test.

With this as our mantra, we remain positive about the long-term outlook for the Wasatch Heritage Growth Fund.

Thank you for the opportunity to manage your assets.

*	The price-to-earnings (P/E) ratio is the price of a stock divided by its earnings per share.

WASATCH HERITAGE GROWTH FUND (WAHGX) — Portfolio Summary	MARCH 31, 2008

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 6/18/04
Heritage Growth	-14.31%	-9.33%	N/A	3.53%
Russell Midcap Growth Index	-12.46%	-4.55%	N/A	8.66%
S&P 500 Index	-12.46%	-5.08%	N/A	6.16%
Russell 1000 Growth Index	-10.87%	-0.75%	N/A	4.93%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Heritage Growth Fund are 0.95%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in mid cap funds will be more volatile and loss of principal could be greater than investing in large cap funds. Equity investing involves risks including potential loss of the principal amount invested.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Fund
Infosys Technologies Ltd. (India) Business and information technology consulting.	4.12%
America Movil S.A.B. de C.V., Series L (Mexico) Wireless telecommunication services.	3.29%
St. Jude Medical, Inc. Cardiovascular medical device developer.	3.00%
Amphenol Corp., Class A Interconnect products manufacturer.	2.97%
Cisco Systems, Inc. Internet Protocol-based networking products.	2.88%

Company	% of Fund
Covance, Inc. Drug development services.	2.83%
DaVita, Inc. Kidney dialysis centers.	2.62%
Copart, Inc. Vehicle salvage services.	2.60%
New York Community Bancorp, Inc. Community and commercial banks.	2.49%
Rio Tinto plc ADR (United Kingdom) International mining company.	2.46%

**	As of March 31, 2008, the Fund had 29.26% invested in the Top 10 equity holdings and there were 54 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN†

†	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. ††Inception: June 18, 2004. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell Midcap Growth Index are also members of the Russell 1000 Growth Index. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The index is unmanaged, and a common measure of common stock total return performance. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in these or any indexes.

WASATCH HERITAGE VALUE FUND (WAHVX) — Management Discussion	MARCH 31, 2008

The Wasatch Heritage Value Fund is managed by a team of Wasatch portfolio managers, led by Brian Bythrow.

Brian Bythrow, CFA Portfolio Manager

OVERVIEW

When the Heritage Value Fund launched operations in the second half of 2007, it was greeted by a complex and volatile market environment. The housing market remained in distress, the subprime lending crisis and subsequent credit crunch reverberated throughout the economy, and many believed the U.S. was facing a recession. The Federal Reserve took a number of aggressive steps to help address these situations, but it was not clear whether they were sufficient to stop the economy’s decline. Commodity prices remained high and even rose further, driving the performance of many companies in related sectors.

In this environment, the Wasatch Heritage Value Fund posted a return of -10.41%. While a loss is always disappointing, this return represents significant outperformance relative to the Fund’s benchmark, the Russell 1000 Value Index, which returned -14.01% for the same period.

DETAILS OF THE PERIOD

Our strongest-performing holding for the period, and the main contributor to the Fund’s outperformance of the Index, was Visa, Inc. We were able to take a significant position in the mid-March initial public offering for shares of the electronic payments processing giant, and benefited when the share price soared after trading began.

Visa is an example of a stock we purchased because of what we perceived as positive relative value. Our calculations indicated that Visa was being offered at a discount relative to the valuation of rival payment processor MasterCard, which itself went public not too long ago. Given Visa’s sharp rise, we are now scaling back our position, but will continue to monitor the company closely.

A number of other strong performers in the Fund benefited from the high prices commanded by various commodities. We believe Toronto-based Yamana Gold Inc. is one of the world’s better mining companies, though the main reason it performed so well in the recent period was because of skyrocketing gold prices. We became concerned that the stock was getting a little too expensive, so we sold our position. Anadarko Petroleum Corp., a U.S. oil and gas exploration and production company, registered a healthy return based largely on high prices for energy products. When the stock appeared fully valued, we exited the position.

The Fund’s largest weighting, and another of its strong performers, was agricultural equipment manufacturer Deere & Co. Deere’s fortunes have risen on the growing global demand for agricultural products. Farmers seeking to meet demand — and benefiting from sharply higher crop prices — are investing in new and better equipment to work their land. Another factor in the company’s success is the strong brand loyalty it has established among its customers. Although Deere has had a strong run up so far, we’re comfortable holding on to the position as we believe the coming year could be strong as well.

Despite high commodity prices, Canada’s Uranium One, Inc. was the greatest detractor from the Fund’s performance for the six-month period. We found this company appealing because of the worldwide demand for power generation. With many countries making heavy use of nuclear power and many others contemplating it, Uranium One appeared to be in a position to benefit. Unfortunately, the company recently encountered a number of production issues that put a damper on its results. We reassessed the company, taking into consideration how long it would probably take it to rectify these issues, and ultimately decided to sell out of the position.

Lundin Mining, also from Canada, saw its share price drop after a number of disappointing announcements from the company regarding goodwill charge-offs, missed earnings, and the need to refile some of its previous financial statements. Although we felt the company had potential, recent problems clouded its future and we chose to sell the stock.

OUTLOOK

The numerous issues afflicting the U.S. economy and the equity markets won’t be solved very quickly, and volatility appears likely to continue over the next few quarters. With that in mind, we remain enthusiastic about the investments we are finding for this portfolio. We believe the stocks of larger companies are as inexpensive as they have been for many years, and we’ve been able to invest in a number of high-quality, fundamentally sound companies.

Having the flexibility to invest a significant portion of the Fund’s assets outside the U.S. is part of our long-term strategy, and should be beneficial going forward. Many international economies are growing at a faster pace than the U.S. economy, and appear poised to do so for some time to come.

Although the softness in the U.S. economy is undeniable, and the timing of its turnaround unclear, we believe large-cap stocks are a good place for investors to be. As we’ve mentioned, large-caps tend to outperform when risk-wary investors favor them over more volatile smaller-cap stocks. For this reason they can serve a valuable function for investors seeking to build a well-diversified investment portfolio.

Thank you for the opportunity to manage your assets.

WASATCH HERITAGE VALUE FUND (WAHVX) — Portfolio Summary	MARCH 31, 2008

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 8/30/07*
Heritage Value	-10.41%	N/A	N/A	-8.26%
Russell 1000 Value Index	-14.01%	N/A	N/A	-10.64%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Heritage Value Fund are 0.97%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investments in value stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. Loss of principal is a risk of investing. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Fund
America Movil S.A.B. de C.V., Series L ADR (Mexico) Wireless telecommunication services.	3.57%
Unilever plc ADR (United Kingdom) Consumer goods.	3.51%
Teva Pharmaceutical Industries Ltd. ADR (Israel) Generic pharmaceutical developer.	3.50%
Comverse Technology, Inc. Network-based multimedia software.	3.47%
Cisco Systems, Inc. Internet Protocol-based networking products.	3.44%

Company	% of Fund
Microsoft Corp. Computer software.	3.40%
Fred Olsen Energy ASA (Norway) Oil and gas industry services.	3.37%
Forest Laboratories, Inc. Pharmaceuticals developer.	3.36%
EDP — Energias do Brasil S.A. (Brazil) Electric energy distributor.	3.34%
General Electric Co. Diversified technology, media and financial services.	3.33%

**	As of March 31, 2008, the Fund had 34.29% invested in the Top 10 equity holdings and there were 34 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN†

†	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. †† Inception: August 30, 2007. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged total return index of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in these or any indexes.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Management Discussion	MARCH 31, 2008

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers, led by Roger D. Edgley and Laura G. Hoffman.

Roger D. Edgley, CFA Portfolio Manager	Laura G. Hoffman, CFA Portfolio Manager	OVERVIEW The Wasatch International Growth Fund declined 19.69% in the six months ended March 31, 2008 and underperformed the MSCI World Ex-U.S.A. Small Cap Index, which lost 11.02%. Our overweight positions in financials, emerging markets and Asia ex-Japan left us vulnerable to global concerns about the anemic U.S. economy and its impact on the rest of the world. While this was a challenging time for the Fund, we believe the broad themes that underlie many of our investment decisions are powerful forces that will continue to support the growth of the companies we are invested in long after the current crisis has passed.

We strive to outperform the Index in every sector each quarter. Over the past six months, we were disappointed to have lagged the Index in almost every sector, which was surprising given the generally strong fundamentals of our companies. The financials sector was, by far, the largest source of underperformance, as our investments in securities exchanges and real estate companies were especially susceptible in this volatile environment. The industrials sector contained five of the Fund’s top 10 contributors but also our biggest detractor. The Fund was broadly diversified among geographic regions, but none provided refuge from the worldwide downturn.

The near term outlook for international stocks is being obscured by macroeconomic and market events. Over the long-term, we believe that powerful trends like infrastructure growth and a growing middle class in emerging markets will continue to drive global economic growth. Despite the weak current environment, the companies held by the Fund are generally sound and appear well positioned for long-term growth.

DETAILS OF THE PERIOD

Recent events have shown that the performance of the world’s stock markets is still very much tied to what happens in the U.S., despite the fact that many economies are currently holding up better than that of the U.S. We expect this will change at some point, as investors will eventually follow the growth and put their money back to work in countries and companies with the best prospects for growth. We believe the Fund is well positioned for when that happens.

Given the turmoil in the financial markets, it is not surprising that the financials sector was one of the weakest over the last six months. In the Fund, much of this weakness was in our securities exchanges and real estate companies. Our securities exchanges were impacted by concerns that tight liquidity conditions would lead to lower trading volumes and the possible postponement of initial public offerings. We believe these are short-term concerns. While we are positive on the prospects of real estate companies in Brazil, we eliminated our Japanese real estate holdings. The real estate market in Japan is not recovering as we had expected.

Infrastructure projects in emerging markets continue to support not only local economies but also the growth of developed market companies that provide expertise and equipment. Over the past six months, a number of the Fund’s industrial companies benefited from a positive environment and dominated our list of top contributors. One was Mexichem S.A.B. de C.V. (Mexico), a producer of chemical products, such as PVC pipe, used in the construction industry. We like Mexichem’s experienced management team as well as its status as a low-cost producer in a competitive area.

At the other end of the list was Thielert AG (Germany), our biggest detractor and a major disappointment during the period. Thielert’s stock was down substantially due to a court battle over the company’s pre-IPO financial statements. We sold this holding and have since learned that the company has gone into insolvency.

By geographic region, our investments in Continental Europe and Scandinavia emphasize strong growing industrial and energy companies that are benefiting from global economic and infrastructure growth, particularly in emerging markets. In China, India and Brazil, emerging markets where the middle class is becoming larger, we have found that domestic-focused consumer companies typically have more attractive growth prospects than companies that export products to the U.S., especially when the U.S. economy slows. One example is China Hongxing Sports Ltd., an athletic apparel retailer in China. Although the company’s stock price declined over the past six months, we believe compelling valuation and the huge, relatively untapped Chinese consumer market provide a positive backdrop for long-term growth.

OUTLOOK

The near term outlook for stocks in general is quite uncertain. Inflation, particularly rising energy and food costs, is pressuring economies worldwide. While we do not believe we can predict what will happen in the short term, we believe that we have invested in companies that have good long-term growth prospects.

The fundamentals of our financial companies, for the most part, remain healthy. However, we have reduced our weighting in select financials that are experiencing negative trends. Earnings for our industrial companies remain solid overall, as infrastructure projects have largely been funded.

While we remain upbeat about the economic prospects of most of the regions we are invested in, we feel less optimistic about Japan. The Fund remains significantly underweight relative to the Index, as the Japanese government appears to be doing little to spur the economy.

The wealth created by petro-dollars, particularly in the Middle East and Northern Africa, is leading to infrastructure spending, rising affluence, and broader markets and industries. Foreigners cannot invest directly in these countries’ oil and energy companies, but a recent visit to the region identified several promising non-energy companies.

Down markets often provide rare opportunities to pay attractive prices for quality growth companies. The current market is no different. We feel that our in-depth research and disciplined approach to investing makes us well prepared to take advantage of opportunities as they arise.

Thank you for the opportunity to manage your assets.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Portfolio Summary	MARCH 31, 2008

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 6/28/02
International Growth	-19.69%	-12.83%	22.29%	16.03%
MSCI World Ex-U.S.A. Small Cap Index	-11.02%	-9.93%	25.45%	17.85%
MSCI AC World Ex-U.S.A. Small Cap Index	-11.73%	N/A	N/A	N/A

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch International Growth Fund are 1.78%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Fund
Burckhardt Compression Holding AG (Switzerland) Industrial compressors.	3.02%
Bank of N.T. Butterfield & Son Ltd. (Bermuda) Wealth management services.	2.36%
Demag Cranes AG (Germany) Industrial cranes and port automation.	2.00%
Osaka Securities Exchange Co. Ltd. (Japan) Securities exchange.	1.92%
Outotec Oyj (Finland) Process solutions for mining and metallurgy.	1.88%

Company	% of Fund
Rotork plc (United Kingdom) Valve actuators and gearboxes.	1.82%
SGL Carbon AG (Germany) Carbon and graphite products for industrial applications.	1.71%
TGS-NOPEC Geophysical Co. ASA (Norway) Geoscience data for energy exploration.	1.62%
Banco Compartamos S.A. de C.V. (Mexico) Micro finance bank.	1.52%
Elekta AB, Class B (Sweden) Radiology equipment.	1.48%

**	As of March 31, 2008, the Fund had 19.33% invested in the Top 10 equity holdings and there were 109 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN†

†	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. The chart represents a hypothetical $10, 000 investment at the beginning of the time period shown. †† Inception: June 28, 2002. The MSCI World Ex-U.S.A. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200 million and $1.5 billion across 22 developed markets, excluding the United States. The MSCI AC World Ex-U.S.A. Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities. The Index recently commenced operations, therefore, data since the Fund’s inception is not available. You cannot invest directly in these or any indexes.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Management Discussion	MARCH 31, 2008

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers, led by Roger D. Edgley and Blake H. Walker.

Roger D. Edgley, CFA Portfolio Manager	Blake H. Walker Portfolio Manager	OVERVIEW The Wasatch International Opportunities Fund grappled with what proved to be a very challenging environment for international small- and micro-cap stocks. The Fund returned

-21.06% for the six months, while its benchmark, the MSCI World Ex-U.S.A. Small Cap Index, returned -11.02%.

Most of our underperformance during the period was attributable to our overweighting in China and other Asian markets, where growth remains rapid even if slowing modestly from recent peak levels.

While the downturn in the U.S. stock market is clearly linked with the domestic economy’s softening, market slides elsewhere around the globe appear to be largely driven by investor sentiment that is at odds with economic and company fundamentals. We are seeing significant declines even among companies posting strong earnings and maintaining positive fundamentals, based in countries with still-rapid economic growth. This indicates to us that there are other factors affecting share prices, such as outflows of investors’ capital from stocks in general.

We anticipate continued volatility in international markets for the remainder of the year, but we believe that investors will eventually recognize that the actual risks in many international markets are considerably lower than currently perceived.

DETAILS OF THE PERIOD

In a difficult period, there were nonetheless a number of bright spots in the Fund. The greatest positive contributor to our performance over the six months also illustrates our focus on growth in the world’s emerging economies. Mexico’s Mexichem S.A.B. de C.V., a producer of chemical products used in the construction industry, benefits from infrastructure improvement in emerging economies. Its PVC products, particularly PVC pipe, have played a large role in the company’s success.

Swiber Holdings Ltd. an offshore engineering and construction provider for the oil and gas industries with operations in Asia, was a positive contributor to performance. We initiated a position in the stock after it was hit hard early in the period. We didn’t see a fundamental reason for the stock to be down — the company has recorded sizable new contracts, and also benefits from rising energy demand. We took advantage of what we considered a low valuation to build a large position in Swiber during the period, and we were rewarded as the stock rebounded off its lows. Swiber represents another of our favorite themes in the portfolio—companies in the oil and gas industries in Southeast Asia. It still appears undervalued to us.

As one would expect, many of our stocks succumbed to macroeconomic pressures during the period and posted negative returns. Although China Hongxing Sports Ltd., our largest holding, has given us a great deal to be pleased with in the time we have held it, for the half-year it was one of the greatest detractors from performance. As we’ve discussed previously, we believe this sports apparel and footwear maker has the potential to produce strong growth for many years to come. The company primarily serves Chinese consumers, rather than seeking to export its goods to the U.S. or other established markets. Given the rapid expansion of China’s relatively new consumer class, the market for China Hongxing’s products is likely to grow for decades.

Despite our favorable view of China Hongxing, we have been working diligently to make sure the factors supporting our investment decision haven’t changed for the worse. We contacted a wide variety of information sources, and conducted first-hand research into the company’s health while visiting China early in 2008. We found that there was no fundamental issue driving China Hongxing’s share price down. Rather, the company was simply suffering from negative investor sentiment in a time of heightened risk sensitivity.

Another solid company whose stock price took a hit over the period was Arques Industries, a German firm that buys struggling businesses, turns them around, and then resells them. The main concern that drove investors from this company was that, in an environment with tight credit and bearish investor sentiment, the company might have difficulty selling the companies it has turned around. Thus far, however, Arques has been able to continue to make profitable sales. In time, as the market recognizes this, we expect Arques’ share price to improve.

OUTLOOK

Although our overweighting in Asia was the main factor in our underperformance for the period, we’re still confident in the long-term trends that we believe will spur earnings growth — and stock prices — in that region for the next decade or more. In our recent travels to China, it was impossible to ignore the growing wealth that is beginning to permeate the society. People who leave rural towns for China’s cities often increase their income and quickly build an appetite for new clothes, athletic footwear, and other consumer goods.

In looking back at the period, we recognize that we may have erred by not taking profits on some of the companies in the portfolio when their stock prices were at high levels. With the benefit of this experience, we have become more vigilant about our price discipline. We also continue to have a healthy cash position, which gives us the resources to act upon opportunities as they arise.

As the global picture stabilizes, we believe that “smart money” will go where the growth is, and flow back into China and other emerging markets. In time, we expect to be able to look back on this period as a blip in the overall upward progression for these markets, and for the Fund.

Thank you for the opportunity to manage your assets.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Portfolio Summary	MARCH 31. 2008

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 1/27/05
International Opportunities	-21.06%	-13.97%	N/A	14.24%
MSCI World ex USA Small Cap Index	-11.02%	-9.93%	N/A	11.85%
MSCI AC World ex USA Small Cap Index	-11.73%	N/A	N/A	N/A

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch International Opportunities Fund are 2.51%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Fund
China Hongxing Sports Ltd. (China) Athletic wear retailer.	4.77%
IMAREX ASA (Norway) Financial derivatives exchange.	2.82%
Swiber Holdings Ltd. (Singapore) Support and systems for offshore oil and gas projects.	2.80%
Goodpack Ltd. (Singapore) Shipping containers and packaging.	2.34%
RaySearch Laboratories AB (Sweden) Dosage software for radiology.	2.15%

Company	% of Fund
Oslo Bors VPS Holding ASA (Norway) Marketplace for trading financial instruments.	2.03%
Guestlogix, Inc. (Canada) Onboard retail technology for airlines, etc.	1.93%
Burckhardt Compression Holding AG (Switzerland) Industrial compressors.	1.88%
Demag Cranes AG (Germany) Industrial cranes and port automation.	1.76%
International Ferro Metals, Ltd. (Australia) Integrated ferrochrome producer.	1.51%

**	As of March 31, 2008, the Fund had 23.99% invested in the Top 10 equity holdings and there were 102 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN†

†	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. ††Inception: January 27, 2005. The MSCI World Ex-U.S.A. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200 million and $1.5 billion across 22 developed markets, excluding the United States. The MSCI AC World Ex-U.S.A. Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities. The Index recently commenced operations, therefore, data since the Fund’s inception is not available. You cannot invest directly in these or any indexes.

WASATCH MICRO CAP FUND (WMICX) — Management Discussion	MARCH 31, 2008

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers, led by Daniel Chace.

Daniel Chace, CFA Portfolio Manager

OVERVIEW

The six months ended March 31 was a difficult period for the Wasatch Micro Cap Fund. The Fund lost 21.22% and lagged the Russell 2000 Index, which declined 14.02%. A number of our holdings were extremely weak, and our winners were not enough to offset them. Some of our biggest detractors were hurt by market dynamics, while others were impacted by fundamental issues. Either way, the magnitude of the losses often seemed unwarranted in an environment of very negative investor sentiment. While recent performance was disappointing, our long-term outlook for the Fund remains positive given the characteristics of our holdings. We believe the portfolio contains a good mix of attractively valued, high-quality companies with the potential to deliver strong, sustainable earnings growth over time.

DETAILS OF THE PERIOD

The U.S. equity market was unusually weak in the six months ended March 31. Stock prices declined in response to continued deterioration in the housing and credit markets and signs that the U.S. economy was headed for, or already in, a recession. Uncertainty about the health of the financial system and economy made stock prices volatile and investors less willing to take risk. Consistent with diminished risk appetites, defensive sectors within the Russell 2000 Index outperformed more aggressive groups, and larger names outpaced smaller ones. The underperformance of the smallest stocks in the Index was a headwind for the Fund given our focus on micro cap investing.

The Fund also was negatively impacted by the generally poor performance of our international investments.* A number of our Singapore-listed companies that are domiciled in China or whose businesses are focused on mainland China were particularly weak. We did not see any significant changes in these companies’ fundamentals and therefore believe that the sell-off was likely driven by the liquidity needs of hedge funds. Tighter conditions in the credit markets have forced many hedge funds to sell assets to reduce leverage. Our view is that these funds are selling some of their most liquid assets, which would include Singapore-listed stocks they bought to gain exposure to the rapidly growing Chinese economy.

Company fundamentals did play a role in the weak performance of other stocks in the portfolio, including SiRF Technology Holdings, a supplier of global positioning system (GPS) semiconductor chips. SiRF was hurt by softening demand in the personal navigation device (PND) market and a decline in margins, which raised concerns about increased competition. Because this was the first evidence of margin pressure, we are going to wait and see if it was the beginning of a trend or just an isolated incident. We also are closely watching for signs of a pickup in SiRF’s cell phone business, since the emerging GPS-enabled cell phone market could be the next big growth driver for the company.

In our opinion, the news on SiRF and other large detractors with fundamental issues did not warrant the dramatic price cuts in the stocks, and we attribute the size of the losses to the market’s negative tone. In the volatile environment, investors had little-to-no tolerance for the slightest hint of disappointment, and companies that missed earnings estimates or issued disappointing guidance were severely punished.

On the plus side, several of our stocks produced strong gains in the down market, including VNUS Medical Technologies. VNUS makes medical devices that use radio frequency (RF) energy to treat varicose veins and is experiencing robust sales of the next-generation system it launched in the spring of 2007. Our investment thesis on VNUS is unfolding as expected, which is that the company’s RF technology will stand out from laser-based competitors and drive higher rates of revenue growth.

The silver lining of the market sell-off is that it gave us the opportunity to add several interesting and inexpensive new names to the Fund. We also were able to increase the weightings in some of our existing holdings at very attractive prices, while paring back or selling our least-favorite holdings. On March 31, the Fund remained well-diversified but with fewer stocks and larger positions in our highest-conviction names.

OUTLOOK

U.S. policymakers have been proactive in their efforts to unfreeze the credit markets and boost economic growth. The Federal Reserve has lowered the target funds rate 2.5% since September and taken unconventional steps to provide extra liquidity to banks and securities dealers. In February, President Bush signed a $170 billion stimulus package into law that includes tax rebates for individuals and tax breaks for businesses. The impact of these efforts remains to be seen, but the response has been swift.

Of course, our focus is not on predicting the direction of the economy or stock market but on identifying high-quality businesses trading at reasonable valuations. From that perspective, our outlook is positive since we feel comfortable with the stocks we own. The valuations of many of our portfolio companies are at multi-year lows, balance sheets are solid and we expect our holdings to generate healthy earnings growth over the next 12 months.

Thank you for the opportunity to manage your assets.

*	These holdings included American Depositary Receipts (ADRs — receipts issued by domestic banks for shares of foreign-based corporations that trade on U.S. stock exchanges) and companies incorporated in other countries but whose shares trade on U.S. stock exchanges.

WASATCH MICRO CAP FUND (WMICX) — Portfolio Summary	MARCH 31, 2008

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Micro Cap	-21.22%	-17.19%	14.38%	16.12%
Russell 2000 Index	-14.02%	-13.00%	14.90%	4.96%
Russell Microcap Index	-18.99%	-20.16%	13.41%	N/A

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Micro Cap Fund are 2.14%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Fund
VNUS Medical Technologies, Inc. Minimally invasive varicose vein treatment.	2.96%
Power Integrations, Inc. Semiconductors.	2.92%
Providence Service Corp. (The) Management of U.S. government-sponsored social services.	2.71%
O2Micro International Ltd. ADR (Cayman Islands) Semiconductors.	2.46%
DealerTrack Holdings, Inc. Software and data solutions for auto and specialty retailers.	2.08%

Company	% of Fund
World Acceptance Corp. Installment loans to consumers.	2.08%
Micrel, Inc. Semiconductors.	2.07%
Swiber Holdings Ltd. (Singapore) Support and systems for offshore oil and gas projects.	1.74%
Goodpack Ltd. (Singapore) Shipping containers and packaging.	1.68%
Treasury Group Ltd. (Australia) Investment management services.	1.68%

**	As of March 31, 2008, the Fund had 22.38% invested in the Top 10 equity holdings and there were 122 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN†

†	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. No data was available for the Index prior to 6/30/00. Data for the Index from 6/30/00 until its official start data of July 1, 2005 was from a paper portfolio. You cannot invest directly in these or any indexes.

WASATCH MICRO CAP VALUE FUND (WAMVX) — Management Discussion	MARCH 31, 2008

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers, led by John Malooly and Brian Bythrow.

John Malooly, CFA Portfolio Manager	Brian Bythrow, CFA Portfolio Manager

OVERVIEW

Equities faced a complex array of challenges during the six-month period. The credit crunch continued to have impact throughout the economy, and it appeared all but certain that the U.S. would move into a recession, if it had not already. As the Federal Reserve took a number of aggressive steps to help address the situation, it was not clear whether they were sufficient to stop the economy’s decline. In this environment, the Wasatch Micro Cap Value Fund posted a return of -15.99%; this placed the Fund slightly behind the Russell 2000 Index, which returned -14.02% for the same period.

In an increasingly uncertain environment, investors’ aversion to risk gained in intensity. Micro cap stocks, which tend to be less liquid and more volatile than larger-cap stocks, remained out of favor. A number of stocks in the portfolio — including some of the main detractors from the Fund’s performance for the period — experienced significant price drops even though they experienced no slippage in their earnings, and their fundamental qualities remained strong. Although this turn of events is disappointing, it does indicate that many of the companies we hold should be in a position to benefit as the economic situation stabilizes. It also gave us some opportunities to add to our positions at extremely reasonable prices.

We continued to limit our exposure to U.S. consumer-focused companies, while taking positions in companies that cater to the growing demands of consumers in emerging economies. International stocks remained an important component of the portfolio, but in a change from the past few years, did not contribute positively to the Fund’s performance versus the Index. International micro caps can be even less liquid than their domestic counterparts. Also, after an extended period of outperformance, many international stocks had become overvalued. Both of these factors may have hurt international micro caps in a risk-averse environment.

DETAILS OF THE PERIOD

Our weaker performers for the period came from a number of different areas of the market, demonstrating widespread negative sentiment toward stocks. The greatest detractor from performance for the six months was SiRF Technology Holdings, Inc., a maker of semiconductor chips for GPS-based navigation devices. It suffered from declining demand for stand-alone GPS devices, and an unexpected loss of market share. The company’s stock price dropped rapidly, and at this point, it’s unclear how the situation will play out. We are keeping a careful eye on SiRF’s progress.

The next-largest detractor from performance was in a very different industry — auto parts and equipment. Martinrea International, Inc., a supplier of stamped-metal parts to the Big Three automakers, saw its stock slide due to overall weakness among automakers. This weakness was exacerbated by a prolonged labor strike at another major automotive components producer, which resulted in slower new-car production. Martinrea has been a solid performer before, and despite its current challenges, we remain comfortable with the company’s fundamentals, particularly in light of its rising market share. In our experience, we have found that companies capable of this kind of success during a down period for their industry can often be positioned to benefit when their market segment returns to a healthier state.

Despite the difficult environment, there were a number of bright spots in the Fund. Globe Specialty Metals, Inc. has gained on rapid growth in demand for energy alternatives. The company makes silicon metal and silicon-based specialty alloys that are used in the production of aluminum and, perhaps more important, in the manufacture of solar cells. High prices for traditional energy sources have given the company the ability to raise prices on its own alternative-energy-related products. Many of Globe’s costs are relatively fixed, so this pricing power has helped its profit margins surge upward. The company remains somewhat undiscovered, helping to keep it reasonably valued.

A recent addition, Heritage-Crystal Clean, Inc., was another of our top contributors for the period. The company recycles and otherwise disposes of solvents, oil-based products, and hazardous wastes for smaller businesses, particularly auto service centers — not a particularly glamorous market segment, but one that provides a service highly valued by its customers.

Other strong contributions came from health care companies, which tend to be more resilient in times of economic uncertainty. VNUS Medical Technologies, Inc. has benefited from strong acceptance of its devices by medical professionals, allowing it to gain significant market share. The company has been involved in some litigation, the costs of which have weighed on its financials. These costs are expected to fall off as the cases move toward resolution.

OUTLOOK

In the current environment, we are seeing many stocks with valuations that are not just low — they are unreasonably so. In some cases, we are seeing companies trading below the value of their cash holdings, and others trading at discounts to their book value. Looking back historically, unpleasant periods like this that have featured unnaturally low stock valuations have proved to be good times to buy equities.

Rather than attempting to make what are likely to be unproductive economic forecasts, we are focusing on companies that are attractively valued and are well positioned to rebound once the environment begins to stabilize. As is usually the case, we are looking for companies that are growing, gaining market share, improving their earnings, and maintaining strong balance sheets. International stocks continue to play a significant role in the portfolio, with many well-managed, high-quality companies available at very reasonable valuations.

Thank you for the opportunity to manage your assets.

WASATCH MICRO CAP VALUE FUND (WAMVX) — Portfolio Summary	MARCH 31, 2008

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 7/28/03
Micro Cap Value	-15.99%	-11.54%	N/A	14.59%
Russell 2000 Index	-14.02%	-13.00%	N/A	9.58%
Russell Microcap Index	-18.99%	-20.16%	N/A	7.09%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Micro Cap Value Fund are 2.32%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Fund
Globe Specialty Metals, Inc. (United Kingdom) Silicon metals producer.	3.43%
VNUS Medical Technologies, Inc. Minimally invasive varicose vein treatment.	3.25%
Guestlogix, Inc. (Canada) Onboard retail technology for airlines, etc.	1.99%
Heritage-Crystal Clean, Inc. Industrial and hazardous waste disposal services.	1.80%
Esterline Technologies Corp. Aerospace and defense products manufacturer.	1.70%

Company	% of Fund
World Fuel Services Corp. Marine, aviation and land fuel products and services.	1.62%
MTS Medication Technologies, Inc. Medication dispensing systems.	1.55%
BPZ Energy, Inc. Oil and gas developer.	1.49%
O2Micro International Ltd. ADR (Cayman Islands) Semiconductors.	1.45%
Opnet Technologies, Inc. Communications network management software.	1.44%

**	As of March 31, 2008, the Fund had 19.72% invested in the Top 10 equity holdings and there were 134 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN†

†	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. ††Inception: July 28, 2003. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. No data was available for the Index prior to 6/30/00. Data for the Index from 6/30/00 until its official start date of July 1, 2005 was from a paper portfolio. You cannot invest directly in these or any indexes.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Management Discussion	MARCH 31, 2008

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers, led by Jeff Cardon.

Jeff Cardon, CFA Portfolio Manager

OVERVIEW

During the six months ended March 31, the Wasatch Small Cap Growth Fund lost 16.47% in what was a challenging environment for U.S. equities. The Russell 2000 Growth Index fell 14.66% and the Russell 2000 Index shed 14.02%.

Weakness in the Fund was broad-based, with every sector of investment posting a decline. Compared to the Russell 2000 Growth Index, the Fund outperformed in the first half of the period but trailed for the full six months. A number of our positions fell sharply in the first quarter of 2008 when investors were quick to sell stocks on the slightest hint of negative news. On the plus side, our international investments* outperformed our domestic holdings and positively impacted results versus the Index.

The sell-off in the market gave us the opportunity to add new stocks to the portfolio and increase our weightings in existing names at low prices. At the end of the period, the Fund owned a good mix of what we believe to be fundamentally strong companies with exciting long-term growth potential and attractive valuations.

DETAILS OF THE PERIOD

The six month period ended March 31 was a volatile time in the U.S. equity market. Stock prices tumbled in response to the ongoing slump in housing, continued turmoil in the credit markets and signs that the U.S. economy was headed for, or already in, a recession. The Federal Reserve aggressively lowered interest rates to bolster confidence in the financial system and economy.

The market was weakest in the second half of the period as problems in the housing and credit markets deepened and risk aversion soared. During that time, small cap investors were especially wary of higher-expectation stocks — stocks of companies with attractive growth prospects that command premium prices. All too often, we saw a higher-growth name plummet on news that the company had narrowly missed Wall Street’s earnings estimates or issued guidance that was solid but below consensus forecasts. Investors had little-to-no tolerance for disappointment, choosing instead to move into what they perceived to be safer-haven investments.

Unfortunately, a number of our portfolio companies fell into the category of higher-expectation stocks whose prices were cut significantly. One example was Life Time Fitness, a health club chain that was hurt by worries about a slowdown in consumer spending. Life Time reported third-quarter earnings that exceeded Wall Street estimates and fourth-quarter earnings that met estimates. However, the company’s 2008 guidance — a respectable 19% to 22% for revenue growth and 15% to 17% for earnings growth — fell short of expectations. We were disappointed that the stock posted such a big loss but remain positive on Life Time’s long-term potential. We believe the company will be able to maintain an attractive level of growth throughout economic cycles given its differentiated business model and the unique customer experience that it provides. Our long-term outlook also remains positive on other higher-expectation stocks that were weak this period, including DealerTrack Holdings, a provider of software used by auto dealers. Similar to Life Time Fitness, DealerTrack announced solid operating performance and guidance, but guidance was below consensus forecasts and the stock suffered greatly as a result.

Our global focus benefited the Fund this period. Overall, our international stocks outperformed our domestic holdings and the Russell 2000 Growth Index. The portfolio’s top contributor was Icon plc, a contract research organization based in Ireland. Icon is experiencing rapid growth as it capitalizes on the trend among pharmaceutical and biotechnology firms to outsource clinical research to reduce the time and cost of drug development. Our position in the stock is a good illustration of our Multiple Eyes™ culture, because Wasatch also owns Icon in four of our other funds. The input of numerous portfolio managers and analysts from across the firm gives us a broad perspective on this company whose long-term prospects remain exciting to us.

The silver lining of a weak market is that it provides good buying opportunities. During the period, we added a number of interesting companies to the Fund at very attractive prices. For example, we are gradually building positions in two inexpensive consumer businesses that, in our opinion, may have the potential to become several times their current size. We also have been increasing our weightings in select financials, which should perform well once the financials sector begins to recover. On the flip side, a few of our health care companies appear fully valued, and we have been trimming these names.

OUTLOOK

As the result of our stock-by-stock investment decisions, we think the Fund is positioned for an upturn in investor sentiment. We believe that we have assembled a good selection of reasonably priced, high-quality companies and have confidence in their long-term prospects. Evidence of the quality and fundamental strength of our companies, the weighted-average earnings growth rate of the portfolio was above our 15% target in the most recent earnings season, and we expect to maintain a healthy growth rate over the next 12 months. We are particularly positive on the outlook for our top 10 holdings. Our long-term thesis on each of these companies remains intact and, following this period’s market decline, their stock prices have become much more attractive.

Thank you for the opportunity to manage your assets.

*	These holdings included American Depositary Receipts (ADRs — receipts issued by domestic banks for shares of foreign-based corporations that trade on U.S. stock exchanges) and companies incorporated in other countries but whose shares trade on U.S. stock exchanges.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Portfolio Summary	MARCH 31, 2008

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Small Cap Growth	-16.47%	-10.34%	11.37%	9.65%
Russell 2000 Growth Index	-14.66%	-8.94%	14.24%	1.75%
Russell 2000 Index	-14.02%	-13.00%	14.90%	4.96%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Small Cap Growth Fund are 1.19%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Fund
O’Reilly Automotive, Inc. Automotive parts retailer/distributor.	4.91%
Knight Transportation, Inc. Long haul trucking and logistics services.	4.37%
Techne Corp. Complex, disposable research kits for biotechnology.	3.73%
Power Integrations, Inc. Semiconductors.	3.34%
Resources Connection, Inc. Professional business services outsourcing.	3.18%

Company	% of Fund
FactSet Research Systems, Inc. Financial and economic information for investment managers.	2.79%
*HDFC Bank Ltd. ADR (India) Consumer bank.	2.51%
Strayer Education, Inc. Post-secondary education.	2.30%
Pediatrix Medical Group, Inc. National network of neonatologists.	2.28%
DealerTrack Holdings, Inc. Software for auto and specialty retailers.	2.14%

*	*As of March 31, 2008, the Fund had 31.55% invested in the Top 10 equity holdings and there were 106 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN†

†	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indexes.

WASATCH SMALL CAP VALUE FUND (WMCVX) — Management Discussion	MARCH 31, 2008

The Small Cap Value Fund is managed by a team of Wasatch portfolio managers, led by Jim Larkins and John Mazanec. Effective May 20, 2008, Jim Larkins assumed sole responsibility as the lead portfolio manager of the Small Cap Value Fund.

Jim Larkins, MBA Portfolio Manager	John Mazanec, MBA Portfolio Manager	OVERVIEW The Wasatch Small Cap Value Fund recorded a loss of 14.75% during the period and underperformed the Russell 2000 Value Index, which lost 13.33%. The general market downturn that started in mid 2007 extended through the end of this six-month period. Investor worries began with a focus on subprime mortgages, then shifted to prospects for a credit crunch and a consumer spending slowdown and finally appeared to factor in a full-blown recession. While economists differ on whether or not a recession will occur, the market seems to reflect the belief that one has already arrived.

In contrast to the last widespread contraction, the current market slump is undiscriminating. In 2002, the Russell 2000 Value Index lost over 11% for the year, but losses were concentrated in the technology, consumer, and industrials sectors. This time, not even defensive sectors such as health care have escaped. Even more striking is the lack of attention to fundamentals. Companies with strong positions and positive outlooks have declined along with weak operators. Companies reporting even slightly disappointing results were generally pushed down sharply. This state of affairs developed and deepened throughout the six months, resulting in a challenging period for small cap stocks.

Although financial stocks kicked off the downturn, our consumer discretionary holdings emerged as the biggest losers for the period. While investors virtually abandoned financial stocks in the first half of the period, the sector rebounded somewhat toward the end. Materials achieved the only positive return among all sectors in the Fund.

DETAILS OF THE PERIOD

The consumer discretionary sector offers little positive to report, as both broad trends and specific circumstances combined to depress the Funds’ holdings. Our three biggest detractors were consumer-oriented companies, led by auto parts supplier Martinrea International, Inc., which collided with a crashing auto industry. Falling home prices in its core California market constrained consumer demand and hurt retailer Big 5 Sporting Goods Corp., our second-biggest detractor. Rounding out the top three detractors was mattress maker Select Comfort Corp. The company cancelled plans for a large stock buyback and the stock price fell precipitously.

Our feeling is that the U.S. consumer will continue to feel pinched by rising food and gasoline prices, and credit will be harder for many to procure. With this in mind, we expect to continue to reduce our exposure to consumer-focused companies. Still, times like these often punish companies more than is warranted, and we are looking carefully for

Fallen Angels* that can be had on the cheap. Two such companies are apparel maker Volcom, Inc. and retailer Zumiez, Inc. Both cater to surfing, snowboarding and skating lifestyles, which we believe are deep secular fashion trends.

The Fund’s financial companies generally were depressed in spite of solid underlying fundamentals as investors reacted to the credit crisis by selling the stocks of even high quality companies with little direct exposure to credit issues. Payday lender Dollar Financial Corp., for instance, has a sizable presence in the stronger economies of Europe and particularly Canada and has reported positive overall prospects and results. Yet Dollar was the biggest detractor within our financials holdings. We are underweight in financials versus the Index, and while we are seeing interesting values, we remain cautious.

Our focus on researching energy companies has paid off with a strong group of holdings. Exploration and production company BPZ Energy, Inc. was one of the Fund’s top contributors, as it reported good news about an oil find off South America. Our approach to investing in the energy sector is to find companies that can control their own destiny and avoid those whose success depends solely on high energy prices.

The materials sector, where we follow a similar approach, included the Fund’s top contributor. Globe Specialty Metals, Inc., aided by robust global demand for its specialty silicon metals, had a triple-digit gain for the six months. Globe gives us “back door” exposure to the growing demand for solar energy, which uses the company’s products to make solar cells.

The negative performance of health care was unusual, given that many investors see this sector as a refuge during uncertain times. On the plus side, our health care companies were down less than those in the benchmark. The hardest hit were our senior living providers. The weak real estate market has caused investors to worry that senior citizens will have less home equity to fund assisted living. These companies also own and operate quite a bit of real estate, which could impact their balance sheets. Still, we believe that aging baby boomers will drive demand for quality assisted living for many years to come.

OUTLOOK

Stock prices are depressed, but it is impossible to tell if the bottom has been reached. Accordingly, we have worked on positioning the Fund by selling names likely to recover slowly and adding high-quality names with solid long-term prospects. In that sense, the market drop has provided opportunities to buy companies we have long admired at prices we find equally attractive. The stock prices of many companies we like are at five- and 10-year lows.

In keeping with our philosophy of long-term investing, we are looking for companies we can hold for three to four years or more. We believe that when economic fundamentals improve and investors regain a positive outlook, the Fund will be well-positioned with the kinds of undervalued companies that attract attention. When economic fundamentals will improve is unknown and unknowable. What is certain is that the last time there was such a broad downturn, with the Fund reporting a substantial decline, our long-term focus helped us make decisions that benefited the Fund in the years that followed.

Thank you for the opportunity to manage your assets.

*	Wasatch defines “Fallen Angels” as growth companies that have suffered a temporary setback.

WASATCH SMALL CAP VALUE FUND (WMCVX) — Portfolio Summary	MARCH 31, 2008

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Small Cap Value	-14.75%	-14.91%	16.00%	13.25%
Russell 2000 Value Index	-13.33%	-16.88%	15.45%	7.46%
Russell 2000 Index	-14.02%	-13.00%	14.90%	4.96%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Small Cap Value Fund are 1.96%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Fund
Globe Specialty Metals, Inc. (United Kingdom) Silicon metals producer.	3.27%
Dollar Financial Corp. Payday lender.	3.12%
NorthStar Realty Finance Corp. Real estate finance company.	2.81%
Redwood Trust, Inc. Jumbo ARM mortgage REIT.	2.72%
World Fuel Services Corp. Marine, aviation and land fuel products and services.	2.59%

Company	% of Fund
TETRA Technologies, Inc. Oil and gas industry services.	2.51%
Emeritus Corp. Assisted living centers for seniors.	2.17%
CorVel Corp. Medical cost containment services.	2.16%
MSC Industrial Direct Co., Inc., Class A Industrial products distributor.	2.12%
TTM Technologies, Inc. Printed circuit boards.	2.04%

**	As of March 31, 2008, the Fund had 25.51% invested in the Top 10 equity holdings and there were 92 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN†

†	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indexes.

WASATCH STRATEGIC INCOME FUND (WASIX) — Management Discussion	MARCH 31, 2008

The Wasatch Strategic Income Fund is managed by a team of Wasatch portfolio managers, led by Sam Stewart.

Sam Stewart, PhD, CFA Portfolio Manager

OVERVIEW

The stock market suffered a significant decline over the six-month period ended March 31, 2008. Although the pullback abated slightly in late March, the S&P 500® Index ended up falling 12.46%. The Wasatch Strategic Income Fund fared better, suffering a setback of 6.20%, while the Lehman Aggregate Bond Index appreciated 5.23%.

Overall, there was little relief from recent economic issues. The volatility of the stock market escalated to historic levels, while questions about the transparency of financial firms increased. Housing worries also remained front and center, as government intervention was sought to ease the burden of many homeowners.

The S&P financials sector declined over 26% during the period. We have reduced the financial weight in the portfolio but, with about half of the Fund in financial stocks, this again made for a tough environment. In contrast to the Index, however, our financial holdings lost only about 5%, helping to mitigate this head wind.

We were also able to temper the downside somewhat through our dividend-paying investments. Investors’ pessimism about nearly everything related to the economy drove stock prices down, lifting dividend yields up in the process. We have selectively tried to take advantage of opportunities where we believe there has been an overreaction to company-specific risk.

Despite all of the commotion and weakness on both Wall Street and Main Street, the Fund achieved its goal of delivering returns between stocks and bonds. While we will never be pleased posting a negative return in this fund, we were pleased to see that the Strategic Income Fund was down less than the S&P 500 in this difficult environment.

DETAILS OF THE PERIOD

Financial companies fell over the last six months because the tidal wave of problems came much farther up the beach than almost anyone expected. Even the quality of Fannie Mae and Freddie Mac mortgage-backed securities was called into question.

We saw large banks in need of significant cash infusions, and then, in early March, it took a Federal Reserve-orchestrated bailout of Bear Stearns by JPMorgan Chase & Co. to forestall what could have been a major meltdown. It was remarkable that the nation’s fifth largest investment bank stumbled to the brink of bankruptcy.

Now that the Fed has stepped in to provide much-needed liquidity we believe the wave will begin to recede. Things won’t turn around overnight, however, as it will take some time to unwind this financial crisis.

We believe the key to evaluating financial companies in this environment is to look for two things: (1) ability to access cash, and (2) quality of current assets. We have attempted to construct the Fund’s financial holdings around companies that excel in these areas. With the large margin spread currently created by the steep yield curve,* financial companies with access to cash are actually enjoying a very profitable business environment.

We’re also being diligent about trying to identify companies with tested and proven management teams who can navigate these waters. We have continued to shift our financial positions to companies like Redwood Trust, Inc. and KKR Financial Holdings, LLC that we believe remain on solid footing with significant upside potential as investors reassess and try to differentiate the quality of financial companies.

Unfortunately, this period the stock prices of nearly every financial firm took a beating, and the Fund was not immune. Three of our mortgage real estate investment trusts (REITs) — CapitalSource, Inc., iStar Financial, Inc. and MFA Mortgage Investments, Inc. — witnessed their stock prices drop significantly. In this climate, investor confidence becomes paramount, particularly as it relates to companies like these whose business models revolve around their ability to manage portfolios of mortgage debt. Due in large part to the time-tested aptitude of each management team, we are confident in these firms as the quality of their asset holdings becomes clearer.

We continued to do some moderate financial hedging during the period. These positions added close to two percentage points to performance. Because most of our financial holdings are now quite attractively valued — with what we believe is much more long-term upside than downside — we expect to do less hedging in the future.

With the market pullback, we are increasing our larger cap Blue Chip holdings. Companies like Wal-Mart, Procter & Gamble, and now even GE look increasingly interesting from a value and dividend perspective. In our opinion, they are best-of-breed companies that are good fits for the Strategic Income Fund.

OUTLOOK

In our estimation, both the economy and the stock market are likely to move sideways over the near-term. We expect to continue trimming our financial holdings during periods of strength and to use our cash to increase Blue Chip holdings that are attractively valued and offer alluring dividends.

As a defensive stance in the current environment, we will likely establish small positions in preferred stocks and/or high-yield bonds in order to buffer downside risk with increased cash flow.

Even if the market doesn’t move up appreciably in the coming months, we believe the Fund remains well-positioned.

Thank you for the opportunity to manage your assets.

*	The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of the same quality with maturities ranging from the shortest to the longest available. The resulting curve shows whether short-term interest rates are higher or lower than long-term interest rates.

WASATCH STRATEGIC INCOME FUND (WASIX) — Portfolio Summary	MARCH 31, 2008

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 2/1/06
Strategic Income	-6.20%	-7.56%	N/A	4.84%
Lehman Brothers Aggregate Bond Index	5.23%	7.67%	N/A	6.25%
S&P 500 Index	-12.46%	-5.08%	N/A	3.51%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Strategic Income Fund are 2.01%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

With respect to the Fund’s assets invested in fixed income securities, you are subject, but not limited to, the same interest rate, inflation and credit risk associated with the underlying fixed-income securities owned by the Fund. Return of principal is not guaranteed. Equity investing involves risks, including potential loss of the principal amount invested. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Fund
Redwood Trust, Inc. Jumbo ARM mortgage REIT.	5.62%
Paychex, Inc. Payroll and human resource services.	4.31%
Pool Corp. Swimming pool supplies distributor.	4.13%
Capital One Financial Corp. Credit cards and financial services.	3.69%
Apollo Investment Corp. Investments for businesses.	3.56%

Company	% of Fund
MFA Mortgage Investments, Inc. Mortgage REIT.	3.43%
Anthracite Capital, Inc. Mortgage lender.	3.33%
Bank of N.T. Butterfield & Son Ltd. (Bermuda) Wealth management services.	3.20%
KKR Financial Holdings, LLC Mortgage REIT.	3.16%
Wal-Mart Stores, Inc. Big box retailer.	3.07%

**	As of March 31, 2008, the Fund had 37.50% invested in the Top 10 equity holdings and there were 60 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN†

†	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. ††Inception: February 1, 2006. The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Investor’s Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC and must be publicly issued. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged, and a common measure of common stock total return performance. You cannot invest directly in these or any indexes.

WASATCH ULTRA GROWTH FUND (WAMCX) — Management Discussion	MARCH 31, 2008

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers, led by Ajay Krishnan and Neal Dihora.

Ajay Krishnan, CFA Portfolio Manager	Neal Dihora, CFA Portfolio Manager	OVERVIEW During the six months ended March 31, the Wasatch Ultra Growth Fund lost 20.75% and the Russell 2000 Growth Index declined 14.66% in what was one of the most challenging markets in recent memory. Stocks fell sharply as growing concerns about the health of the U.S. financial system and economy caused investors to move into what they perceived to be safer-haven assets.

The Fund was resilient during the first half of the period, producing a flat return and outperforming the decline in the benchmark Index. However, the types of fast-growing companies that we seek to own were the most out of favor during the second half of the period when the market became increasingly weak and volatile.

Looking forward, our outlook for the Fund is positive. Valuations have fallen to multi-year lows, and we expect the weighted-average* earnings growth rate of our holdings to remain above our 20% target over the next year. This combination of growth and value gives us confidence that the Fund is well-positioned for the long-term.

DETAILS OF THE PERIOD

U.S. stock prices tumbled during the six months ended March 31 in response to continued deterioration in the housing and credit markets and signs that the U.S. economy was slowing toward recession. The Federal Reserve took unprecedented steps to mitigate the situation, including lowering interest rates 2%, but the uncertain outlook made stock prices volatile as investors became exceedingly risk averse.

In this volatile environment, investor sentiment seemed to eclipse company fundamentals as the main driver of stock price performance. This was a challenge for our strategy, given that we select stocks based on bottom-up fundamental research. Our emphasis on rapidly growing companies was another headwind, since investors avoided small companies with higher earnings growth expectations and thus higher perceived risk, especially in the first quarter of 2008. Several of our more aggressive growth names fell sharply, not because of any material weakness in the underlying businesses, but because investors were quick to sell higher-expectation stocks on the first hint of unfavorable news.

GFI Group, an interdealer broker and one of our holdings, is a prime example of the kind of negative sentiment that drove the market. GFI reported better-than-expected earnings and provided a favorable outlook for the first quarter. Yet the stock plummeted on rumors the company might have credit risks similar to those of a futures brokerage that had disclosed a trading loss and faced intense speculation about its liquidity position. We feel that the decline was unwarranted, since GFI earns commissions and takes minimal trading or counterparty risk. Our long-term outlook on the company remains positive, and we took advantage of the sell-off to modestly increase our weighting in the stock.

SiRF Technology Holdings, a supplier of global positioning system (GPS) semiconductor chips, was another big detractor in the Fund. SiRF provided first-quarter revenue guidance that was below Wall Street forecasts and reported a decrease in gross margins, which raised concerns about increased competition. While the news on SiRF was disappointing, our view is that the steep drop in the stock was overdone, particularly since this was the first sign of margin deterioration. We are being patient and plan to wait and see if the margin decline was the beginning of a trend or simply an isolated incident. We believe it is the latter and foresee several positives on the horizon for SiRF, including the nascent GPS-enabled cell phone market, which could be a major source of growth for the company.

Despite the high level of risk aversion in the market, a number of our holdings delivered strong gains, such as Bucyrus International. The company manufactures mining equipment and is capitalizing on strong demand from developing countries that need raw materials for power generation and construction. Our investment in Bucyrus is a good example of how our bottom-up research has identified exciting opportunities in diverse areas of the global economy, including non-traditional growth sectors like industrials.

The downturn in the market gave us the opportunity to add a number of interesting and attractively valued new companies to the Fund. For example, we initiated a position in a discount retailer that we think will benefit as shoppers seek more affordable venues in these difficult economic times. We also are in the process of evaluating several other stocks in areas of the market that have been especially weak, such as the homebuilding industry.

OUTLOOK

Earnings growth in the Fund has moderated somewhat as the economy has slowed, but we are still finding rapidly growing companies and paying much better prices for them. The weighted-average* earnings growth rate of our holdings is expected to remain above our 20% target over the next 12 months. And, at approximately 23x trailing earnings, the portfolio’s price-to-earnings multiple** is the lowest it has been in several years. The fundamentals of our positions, combined with attractive valuations, give us confidence the Fund has the potential to deliver the solid results we expect over time.

Thank you for the opportunity to manage your assets.

*	A weighted average takes into account the proportional relevance of each component, rather than treating each component equally.

**	The price-to-earnings (P/E multiple, also called the P/E ratio) is the price of a stock divided by its earnings per share.

WASATCH ULTRA GROWTH FUND (WAMCX) — Portfolio Summary	MARCH 31, 2008

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Ultra Growth	-20.75%	-9.40%	9.84%	8.87%
Russell 2000 Growth Index	-14.66%	-8.94%	14.24%	1.75%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Ultra Growth Fund are 1.50%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Fund
Cognizant Technology Solutions Corp., Class A Professional technology services.	5.01%
Psychiatric Solutions, Inc. Inpatient behavioral health care services.	4.58%
Bucyrus International, Inc., Class A Mining equipment manufacturer.	4.10%
Healthways, Inc. Disease management services.	3.86%
Providence Service Corp. (The) Management of U.S. government-sponsored social services.	3.65%

Company	% of Fund
Power Integrations, Inc. Semiconductors.	3.59%
ArthroCare Corp. Disposable devices for minimally invasive surgery.	3.40%
HDFC Bank Ltd. ADR (India) Consumer bank.	2.86%
Tessera Technologies, Inc. Miniaturization technologies for electronics.	2.83%
Netlogic Microsystems, Inc. Semiconductors.	2.55%

**	As of March 31, 2008, the Fund had 36.43% invested in the Top 10 equity holdings and there were 85 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN†

†	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indexes.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Management Discussion	MARCH 31, 2008

Van R. Hoisington Portfolio Manager

OVERVIEW

The Fund gained 10.79% in the six months ended March 31 and outperformed the Lehman Brothers Aggregate Bond Index, which gained 5.23%. Over the past 12 months, the Fund gained 13.39% versus a gain of 7.67% for the Lehman Index. Once again the Fund’s returns provided diversification for stock market investors. By comparison, the S&P 500 Index, which includes 500 of the United States’ largest stocks from a broad variety of industries, posted losses of 12.46% and 5.08% in the last six- and 12-months, respectively.

DETAILS OF THE PERIOD

At March 31, the long Treasury bond yielded 4.30%, or dramatically lower than 4.84%, which was the level at the close of business six months and a year ago. Thus, for both the latest six and 12 months, a sharp drop in bond yields meant that the market value of the Fund’s portfolio increased, enhancing the coupon (interest) on the Treasury bonds held by the Fund. As typically is the case, the lower Treasury bond yields reflected economic conditions.

Nominal gross domestic product (GDP) (GDP that has not been adjusted for inflation) in the first quarter of 2008 totaled an estimated $14.2 trillion, a 3% annual rate of increase from the final quarter of 2007, which also registered a 3% gain. This two quarter growth rate in nominal GDP is typically associated with recessionary periods. The various price deflators applied to this nominal gain will now determine whether real GDP will be negative or positive, possibly clarifying the debate of whether an actual recession has begun. For financial participants, however, this argument is moot since the U.S. economy, at best, has been in a growth recession since mid-2007.

Solomon Fabricant, the New York University professor and National Bureau of Economic Research (NBER) committee member who first identified this particular characteristic of the business cycle, stated that a growth recession occurs when economic conditions are poor enough that unemployment rises and industrial capacity falls. From the cyclical low in March 2007 to March 2008, the unemployment rate jumped from 4.4% to 5.1%. In February 2008, the manufacturing capacity use rate was 78.7%, down 1.4% from its peak in July 2007. Both signify a deteriorating economy. Growth recessions, like full-scale recessions, produce falling inflation, a margin squeeze on corporate profits, eroding stock prices, and declining interest rates. Thus, the difference is really one of semantics. The point for investors is not what type of recession we are experiencing, but rather how long the downturn will last. Our conclusion is that our present economic difficulties will persist for at least two years.

OUTLOOK

The U.S. economy is likely to be in a protracted period of restrained consumer spending since real wealth is declining, with the bottom yet to be found. Assuming home prices fall only 30% from their peak (some estimate a 50% decline) by end of 2010, while stock prices rise 10% from the first quarter level and inflation is 2% per annum, the real wealth loss is about $7 trillion. Econometric research indicates that a $1 change in wealth results in a 7.5 cent change in real consumer expenditures (PCE) over three years. As such, the loss in wealth will detract 1.8% per annum from PCE from 2008 to 2010. Considering that the 3.1% rate of increase was the last expansion’s average, a 1.8% drag will be a 60% reduction in real PCE growth over the next three years just from the wealth effect alone.

However, there are other constraints. During the postwar recessions, real personal income’s average growth was only 1.9%, but it has risen only 1.1% over the past 12 months. If real personal income moves back up to 1.9%, in itself a highly optimistic assumption, it would, nevertheless, be completely offset by the negative wealth impact of 1.8% mentioned above. This means that consumer spending increases should be approximately zero for the next three years. Further exacerbating the problem is the personal saving rate, which declined from 5.2% in the decade of the 1990s to average 1.3% in the last seven years, and now stands at 0.3%. Should declining wealth, rising unemployment and poor economic conditions cause consumers to begin to save and lift the rate back to the 1.3% average of the past seven years, real consumer spending would experience a multi-year contraction. Given these factors, it is not a stretch to predict an extended quasi-recessionary period.

Treasury yields have dropped to near record lows, but the historical record suggests the ultimate bottom in cyclical rates is considerably in the future. On average, 30-year Treasury bond yields are a lagging economic indicator. This is not surprising since inflation is a lagging indicator and inflation is the main long run determinant of bond yields. Since the end of World War II, the 30-year Treasury yields reached their cyclical lows, on average, 14.9 months after the end of the business cycle trough.

Thus, if this growth recession, or outright recession, ends in 2008, the low in bond yields will be some time in 2010. However, if we are in an extended growth recession that lasts into 2009 or 2010, as we suspect, and if rates are at record low levels, similar to the 1940s and 1950s, then the low in rates is likely to coincide with the end of the recessionary period. Until recessionary conditions subside, we expect to maintain the U.S. Treasury Fund’s heavy commitment to long-dated Treasury securities.*

Thank you for the opportunity to manage your assets.

*	Treasury securities with maturities longer than 20 years.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Portfolio Summary	MARCH 31, 2008

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
U.S. Treasury	10.79%	13.39%	6.78%	7.37%
Lehman Brothers Aggregate Bond Index	5.23%	7.67%	4.58%	6.04%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch-Hoisington U.S. Treasury Fund are 0.71%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

*	Not annualized.

TOP 10 HOLDINGS**

Holding	Maturity Date	% of Fund
U.S. Treasury Strip, principal only	11/15/27	38.45%
U.S. Treasury Bond, 4.75%	2/15/37	18.75%
U.S. Treasury Bond, 4.50%	2/15/36	13.10%
U.S. Treasury Bond, 5.25%	2/15/29	9.44%
U.S. Treasury Bond, 5.25%	11/15/28	6.24%
U.S. Treasury Strip, principal only	2/15/37	3.81%

Holding	Maturity Date	% of Fund
U.S. Treasury Strip, principal only	2/15/36	3.75%
U.S. Treasury Strip, principal only	8/15/25	2.91%
U.S. Treasury Bond, 5.375%	2/15/31	2.75%
U.S. Treasury Bond, 5.50%	8/15/28	0.46%

**	As of March 31, 2008, the Fund had 99.66% invested in the Top 10 holdings and there were 10 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

INVESTMENTS & CASH

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Investor’s Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC and must be publicly issued. You cannot invest directly in this or any index.

WASATCH FUNDS — Operating Expenses (UNAUDITED)

EXPENSE EXAMPLE

As a shareholder of Wasatch Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six month period ended March 31, 2008.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six month period ended March 31. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below. If another fund’s fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MARCH 31, 2008 (UNAUDITED)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period October 1, 2007	End of Period March 31, 2008
Core Growth Fund
Actual	$1,000.00	$841.00	$5.52	1.20%
Hypothetical (5% before expenses)	$1,000.00	$1,019.00	$6.06	1.20%

Emerging Markets Small Cap Fund
Actual	$1,000.00	$841.70	$9.67	2.10%
Hypothetical (5% before expenses)	$1,000.00	$1,014.50	$10.58	2.10%

Global Science & Technology Fund
Actual	$1,000.00	$731.00	$7.96	1.84%
Hypothetical (5% before expenses)	$1,000.00	$1,015.80	$9.27	1.84%

Heritage Growth Fund[1]
Actual	$1,000.00	$856.90	$4.46	0.96%
Hypothetical (5% before expenses)	$1,000.00	$1,020.20	$4.85	0.96%

Heritage Value Fund
Actual	$1,000.00	$895.90	$4.50	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.25	$4.80	0.95%

International Growth Fund
Actual	$1,000.00	$803.10	$8.07	1.79%
Hypothetical (5% before expenses)	$1,000.00	$1,016.05	$9.02	1.79%

International Opportunities Fund
Actual	$1,000.00	$789.40	$10.07	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.75	$11.33	2.25%

Micro Cap Fund
Actual	$1,000.00	$787.80	$9.65	2.16%
Hypothetical (5% before expenses)	$1,000.00	$1,014.20	$10.88	2.16%

Micro Cap Value Fund
Actual	$1,000.00	$840.10	$10.35	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.75	$11.33	2.25%

Small Growth Fund
Actual	$1,000.00	$835.30	$5.55	1.21%
Hypothetical (5% before expenses)	$1,000.00	$1,018.95	$6.11	1.21%

Small Cap Value Fund
Actual	$1,000.00	$852.50	$8.20	1.77%
Hypothetical (5% before expenses)	$1,000.00	$1,016.15	$8.92	1.77%

Strategic Income Fund[1]
Actual	$1,000.00	$938.00	$4.65	0.96%
Hypothetical (5% before expenses)	$1,000.00	$1,020.20	$4.85	0.96%

Ultra Growth Fund
Actual	$1,000.00	$792.50	$6.81	1.52%
Hypothetical (5% before expenses)	$1,000.00	$1,017.40	$7.67	1.52%

U.S. Treasury Fund
Actual	$1,000.00	$1,107.90	$3.90	0.74%
Hypothetical (5% before expenses)	$1,000.00	$1,021.30	$3.74	0.74%

*Expenses are equal to the Funds’ annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (183/366).

1The annualized expense ratio includes dividend payments for securities sold short and/or line of credit interest fees. Excluding these items the annualized expense ratios would have been 0.95%. Dividend payments for securities sold short and line of credit interest fees are not reimbursable expenses under the contractual agreement between the Fund and the Advisor.

WASATCH CORE GROWTH FUND (WGROX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 96.2%

	Aerospace & Defense 0.3%
687,880	DataPath, Inc.* *** †	$2,407,580

	Apparel, Accessories & Luxury Goods 0.6%
14,539,000	EganaGoldpfeil Holdings Ltd.* *** (Hong Kong)	308,246
1,649,037	Ports Design Ltd. (Hong Kong)	4,691,125

		4,999,371

	Apparel Retail 1.2%
493,400	Jos. A. Bank Clothiers, Inc.*	10,114,700

	Application Software 0.9%
140,245	FactSet Research Systems, Inc.	7,554,998

	Asset Management & Custody Banks 4.5%
1,110,324	SEI Investments Co.	27,413,899
880,060	Solar Capital, LLC* ** *** †	12,127,227

		39,541,126

	Automotive Retail 3.0%
916,254	O’Reilly Automotive, Inc.*	26,131,564

	Communications Equipment 0.7%
322,311	F5 Networks, Inc.*	5,856,391

	Construction & Engineering 2.8%
296,440	Chicago Bridge & Iron Co. N.V. (Netherlands)	11,632,306
393,018	URS Corp.*	12,847,758

		24,480,064

	Construction & Farm Machinery & Heavy Trucks 0.5%
41,030	Bucyrus International, Inc., Class A	4,170,700

	Consumer Finance 2.7%
907,514	Dollar Financial Corp.*	20,872,822
722,367	United PanAm Financial Corp.*	2,629,416

		23,502,238

	Data Processing & Outsourced Services 1.0%
444,346	Euronet Worldwide, Inc.*	8,558,104

	Diversified Banks 1.6%
384,021	Axis Bank Ltd. (India)	7,375,497
187,875	HDFC Bank Ltd. (India)	6,282,155

		13,657,652

	Diversified Commercial & Professional Services 11.4%
1,910,485	Copart, Inc.*	74,050,398
282,913	CRA International, Inc.*	9,092,824
884,556	LPS Brasil — Consultoria de Imoveis S.A.* (Brazil)	15,764,965

		98,908,187

	Education Services 1.4%
77,723	Strayer Education, Inc.	11,852,758

	Environmental & Facilities Services 1.2%
468,948	EnergySolutions, Inc.	10,757,667

	Footwear 0.8%
16,568,000	China Hongxing Sports Ltd. (China)	7,174,596

	Health Care Distributors 2.7%
1,417,952	PSS World Medical, Inc.*	23,623,080

Shares		Value

	Health Care Facilities 5.9%
1,276,875	Emeritus Corp.*	$26,635,612
1,124,942	Sunrise Senior Living, Inc.*	25,063,708

		51,699,320

	Health Care Services 5.2%
529,917	Healthways, Inc.*	18,727,267
400,479	Pediatrix Medical Group, Inc.*	26,992,284

		45,719,551

	Homefurnishing Retail 1.3%
510,555	Aaron Rents, Inc.	10,997,355

	Human Resource & Employment Services 2.1%
1,004,222	Resources Connection, Inc.	17,945,447

	Industrial Conglomerates 0.9%
262,885	Raven Industries, Inc.	7,965,416

	Industrial Machinery 2.6%
346,425	Graco, Inc.	12,561,370
324,375	IDEX Corp.	9,955,069

		22,516,439

	Internet Software & Services 1.9%
516,015	DealerTrack Holdings, Inc.*	10,433,823
798,250	Liquidity Services, Inc.*	6,386,000

		16,819,823

	Investment Banking & Brokerage 3.2%
4,879,550	ABG Sundal Collier ASA (Norway)	8,922,554
207,283	GFI Group, Inc.	11,877,316
130,231	KIWOOM Securities Co. Ltd.* (Korea)	7,436,881

		28,236,751

	IT Consulting & Other Services 1.1%
409,655	SRA International, Inc., Class A*	9,958,713

	Leisure Facilities 2.3%
653,454	Life Time Fitness, Inc.*	20,394,299

	Leisure Products 1.9%
883,419	Pool Corp.	16,687,785

	Life Sciences Tools & Services 0.8%
166,749	Pharmaceutical Product Development, Inc.	6,986,783

	Mortgage REITs 6.9%
2,065,460	Annaly Capital Management, Inc.	31,642,847
874,080	NorthStar Realty Finance Corp.	7,141,234
588,498	Redwood Trust, Inc.	21,391,902

		60,175,983

	Oil & Gas Equipment & Services 2.2%
571,765	TETRA Technologies, Inc.*	9,056,758
355,295	TGS-NOPEC Geophysical Co. ASA* (Norway)	5,179,387
660,285	Wavefield Inseis ASA* (Norway)	4,955,047

		19,191,192

	Oil & Gas Exploration & Production 1.1%
261,675	GMX Resources, Inc.*	9,140,308

	Personal Products 2.8%
742,719	Emami Ltd. (India)	5,406,961
379,490	Herbalife Ltd. (Cayman Islands)	18,025,775
40,190	USANA Health Sciences, Inc.*	885,386

		24,318,122

	Property & Casualty Insurance 2.0%
680,590	Tower Group, Inc.	17,130,450

MARCH 31, 2008 (UNAUDITED)

Shares		Value

	Semiconductor Equipment 0.5%
216,925	Tessera Technologies, Inc.*	$4,512,040

	Semiconductors 3.1%
116,365	Hittite Microwave Corp.*	4,354,378
714,349	Micrel, Inc.	6,622,015
276,205	Netlogic Microsystems, Inc.*	6,667,589
299,798	Silicon Laboratories, Inc.*	9,455,629

		27,099,611

	Specialized Finance 2.0%
1,039,967	KKR Financial Holdings, LLC	13,165,982
147,470	MSCI, Inc., Class A*	4,387,233

		17,553,215

	Specialty Stores 1.0%
546,615	Hibbett Sports, Inc.*	8,439,736

	Systems Software 1.4%
419,390	Quality Systems, Inc.	12,527,179

	Thrifts & Mortgage Finance 0.7%
99,260	Housing Development Finance Corp. Ltd. (India)	5,909,943

	Trading Companies & Distributors 2.6%
368,307	MSC Industrial Direct Co., Inc., Class A	15,560,971
486,090	Rush Enterprises, Inc., Class B*	7,135,801

		22,696,772

	Trucking 3.4%
368,714	Knight Transportation, Inc.	6,069,033
1,084,520	Localiza Rent A Car S.A. (Brazil)	10,352,067
412,875	Old Dominion Freight Line, Inc.*	13,141,811

		29,562,911

	Total Common Stocks (cost $816,486,491)	837,475,920

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.5%

	Repurchase Agreement 3.5%
$30,057,000	Repurchase Agreement dated 3/31/08, 1.10% due 4/1/08 with Fixed Income Clearing Corporation collateralized by $20,790,000 of United States Treasury Bonds 8.75% due 8/15/20; value: $30,665,250; repurchase proceeds: $30,057,918 (cost $30,057,000)	$30,057,000

	Total Short-Term Investments (cost $30,057,000)	30,057,000

	Total Investments (cost $846,543,491) 99.7%^^	867,532,920

	Other Assets less Liabilities 0.3%	2,807,478

	NET ASSETS 100.0%	$870,340,398

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the

Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

^^The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 7.28%.

REIT Real Estate Investment Trust.

See notes to financial statements.

At March 31, 2008, Wasatch Core Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	3.1
Cayman Islands	2.2
China	0.8
Hong Kong	0.6
India	3.0
Korea	0.9
Netherlands	1.4
Norway	2.3
United States	85.7

TOTAL	100.0%

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 96.3%

	Agricultural Products 5.4%
265,500	Astra Agro Lestari Tbk PT (Indonesia)	$752,050
705,692	Chaoda Modern Agriculture (Hong Kong)	805,196
722,595	China Green Holdings Ltd. (Hong Kong)	806,070
17,800	Sao Martinho S.A. (Brazil)	264,468

		2,627,784

	Air Freight & Logistics 0.9%
624,070	Aramex PJSC* (United Arab Emirates)	453,715

	Alternative Carriers 2.1%
25,855	Global Village Telecom Holding S.A.* (Brazil)	488,861
24,575	Tulip IT Services Ltd. (India)	526,404

		1,015,265

	Apparel, Accessories & Luxury Goods 1.0%
164,515	Ports Design Ltd. (Hong Kong)	468,007

	Apparel Retail 0.4%
62,885	Truworths International Ltd. (South Africa)	197,926

	Application Software 3.1%
789,295	Kingdee International Software Group
	Co. Ltd. (Cayman Islands)	610,982
1,416,485	Silverlake Axis Ltd. (Singapore)	408,888
15,865	Totvs S.A. (Brazil)	487,478

		1,507,348

	Brewers 1.0%
53,140	Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	473,121

	Building Products 1.0%
85,000	Satipel Industrial S.A. (Brazil)	468,554

	Casinos & Gaming 0.6%
21,460	Sun International Ltd. (South Africa)	301,344

	Coal & Consumable Fuels 1.2%
537,500	Tambang Batubara Bukit Asam Tbk PT (Indonesia)	591,268

	Commodity Chemicals 1.2%
1,430,500	Titan Chemicals Corp. (Malaysia)	592,127

	Communications Equipment 1.1%
75,000	GeoVision, Inc. (Taiwan)	529,309

	Computer Hardware 0.5%
20,790	Positivo Informatica S.A. (Brazil)	253,551

	Construction & Engineering 0.9%
571,000	Midas Holdings Ltd. (Singapore)	418,833

	Construction & Farm Machinery & Heavy Trucks 2.1%
1,404,000	China Farm Equipment Ltd. (China)	384,024
319,065	China Infrastructure Machinery Holdings
	Ltd. (Hong Kong)	242,733
41,674	TIL Ltd. (India)	393,209

		1,019,966

	Consumer Finance 1.8%
199,230	Banco Compartamos S.A. de C.V.* (Mexico)	884,614

	Diversified Banks 2.3%
34,760	Commercial International Bank GDR (Egypt)	556,160
108,620	Federal Bank Ltd. (India)	582,140

		1,138,300

Shares		Value

	Diversified Commercial & Professional Services 1.5%
13,555	LPS Brasil — Consultoria de Imoveis S.A.* (Brazil)	$241,583
9,550	S1 Corp. (Korea)	496,565

		738,148

	Diversified Metals & Mining 4.0%
1,550,000	PT Aneka Tambang Tbk (Indonesia)	569,764
1,700	MMX Mineracao e Metalicos S.A.* (Brazil)	917,685
215,800	Sentula Mining Ltd. (South Africa)	472,243

		1,959,692

	Drug Retail 1.1%
44,300	Corporativo Fragua S.A.B., Class B (Mexico)	520,368

	Education Services 0.8%
434,000	Raffles Education Corp. Ltd. (Singapore)	420,534

	Electric Utilities 1.1%
58,345	Equatorial Energia S.A.** (Brazil)	557,587

	Electrical Components & Equipment 2.5%
1,549,000	Walsin Lihwa Corp. (Taiwan)	768,478
1,036,970	Wasion Meters Group Ltd. (Hong Kong)	429,515

		1,197,993

	Electronic Equipment Manufacturers 2.0%
86,820	Allied Electronics Corp. Ltd. (South Africa)	428,590
239,000	Chroma ATE, Inc. (Taiwan)	566,363

		994,953

	Fertilizers & Agricultural Chemicals 0.7%
38,370	Omnia Holdings Ltd. (South Africa)	335,488

	Food Retail 0.9%
5,410	BIM Birlesik Magazalar AS (Turkey)	430,365

	Footwear 1.3%
1,504,000	China Hongxing Sports Ltd. (China)	651,291

	Gold 1.6%
4,785,300	Philex Mining Corp. (Philippines)	768,206

	Health Care Facilities 1.1%
493,900	Bumrungrad Hospital plc (Thailand)	533,352

	Homebuilding 5.4%
48,610	PDG Realty S.A. Empreendimentos e Participacoes (Brazil)	572,013
55,770	Rodobens Negocios Imobiliarios S.A. (Brazil)	696,090
366,370	SARE Holding S.A.B. de C.V., Class B* (Mexico)	506,098
70,900	Trisul S.A.* (Brazil)	327,648
152,695	Urbi Desarrollos Urbanos S.A. de C.V.* (Mexico)	502,215

		2,604,064

	Industrial Conglomerates 1.5%
139,605	Mexichem S.A.B. de C.V. (Mexico)	719,573

	Industrial Gases 0.7%
108,620	African Oxygen Ltd. (South Africa)	365,804

MARCH 31, 2008 (UNAUDITED)

Shares		Value

	Industrial Machinery 4.6%
329,000	Awea Mechantronic Co. Ltd. (Taiwan)	$623,961
47,660	Hamlet (Israel-Canada) Ltd.* (Israel)	472,458
8,735	JVM Co., Ltd. (Korea)	397,393
1,390,355	Shanghai Prime Machinery Co. Ltd., Class H (China)	362,692
258,025	Shanthi Gears Ltd. (India)	366,933

		2,223,437

	Investment Banking & Brokerage 3.3%
37,675	Egyptian Financial Group-Hermes Holding
	GDR (Egypt)	781,756
8,160	KIWOOM Securities Co. Ltd.* (Korea)	465,979
27,660	Tata Investment Corp. Ltd. (India)	335,928

		1,583,663

	IT Consulting & Other Services 1.1%
77,830	Rolta India Ltd. (India)	512,790

	Life & Health Insurance 2.4%
128,385	Anadolu Hayat Emeklilik AS (Turkey)	307,951
37,875	OdontoPrev S.A. (Brazil)	863,254

		1,171,205

	Marine 0.9%
159,170	Grindrod Ltd. (South Africa)	432,991

	Marine Ports & Services 1.3%
39,290	Santos Brasil Participacoes S.A.** (Brazil)	610,470

	Multi-Sector Holdings 0.9%
68,210	Macquarie Korea Infrastructure Fund (Korea)	460,771

	Office REITs 1.2%
1,072,600	Axis Real Estate Investment Trust (Malaysia)	570,086

	Oil & Gas Equipment & Services 0.7%
1,188,435	Anhui Tianda Oil Pipe Co. Ltd., Class H (China)	318,206

	Oil & Gas Exploration & Production 4.0%
294,235	Afren plc* (United Kingdom)	721,900
71,320	Dragon Oil plc* (Ireland)	633,945
68,180	JKX Oil and Gas plc (United Kingdom)	595,936

		1,951,781

	Other Diversified Financial Services 0.8%
170,555	PSG Group Ltd. (South Africa)	370,132

	Packaged Foods & Meats 1.7%
49,385	Straus Group Ltd.* (Israel)	717,770
286,000	Synear Food Holdings Ltd. (China)	118,724

		836,494

	Pharmaceuticals 2.6%
83,675	Aspen Pharmacare Holdings Ltd.* (South Africa)	330,175
21,660	Pharmstandard GDR* (Russia)	509,004
7,200	Zentiva N.V. (Czech Republic)	435,271

		1,274,450

	Precious Metals & Minerals 1.3%
69,675	Northam Platinum Ltd. (South Africa)	611,390

Shares		Value

	Real Estate Management & Development 1.6%
627,000	Ascendas India Trust** (Singapore)	$472,899
193,650	Growthpoint Properties Ltd.** (South Africa)	326,375

		799,274

	Regional Banks 0.7%
54,090	Asya Katilim Bankasi AS* (Turkey)	340,451

	Restaurants 2.7%
281,275	Ajisen China Holdings Ltd.* (Hong Kong)	354,431
263,355	FU JI Food & Catering Services Holdings
	Ltd. (China)	446,116
458,525	Jollibee Foods Corp. (Philippines)	525,646

		1,326,193

	Semiconductors 1.0%
132,000	Powertech Technology, Inc. (Taiwan)	478,028

	Specialized Finance 4.2%
205,770	Bursa Malaysia Bhd (Malaysia)	585,864
15,988	GP Investments Ltd. GDR (Brazil)	485,868
36,610	JSE Ltd. (South Africa)	293,493
38,565	Philippine Stock Exchange, Inc.* (Philippines)	684,433

		2,049,658

	Specialty Chemicals 1.0%
177,000	China Steel Chemical Corp. (Taiwan)	493,745

	Steel 2.5%
265,000	FerroChina Ltd. (China)	252,115
136,900	Industrias CH, S.A.B. de C.V., Series B* (Mexico)	543,535
5,120	Sesa Goa Ltd. (India)	399,307

		1,194,957

	Trading Companies & Distributors 1.9%
4,310,000	AKR Corporindo Tbk PT (Indonesia)	644,993
145,307	Distribution & Warehousing Network Ltd.* (South Africa)	259,282

		904,275

	Trucking 1.1%
54,725	Localiza Rent A Car S.A. (Brazil)	522,366

	Total Common Stocks (cost $54,482,619)	46,775,263

	PREFERRED STOCKS 1.3%

	Regional Banks 1.3%
104,145	Banco Daycoval S.A. Pfd. (Brazil)	649,047

	Total Preferred Stocks (cost $968,751)	649,047

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.7%

	Repurchase Agreement 2.7%
$1,333,000	Repurchase Agreement dated 3/31/08, 1.10% due 4/1/08 with Fixed Income Clearing Corporation collateralized by $925,000 of United States Treasury Bonds 8.75% due 8/15/20; value: $1,364,375; repurchase proceeds: $1,333,041 (cost $1,333,000)	$1,333,000

	Total Short-Term Investments (cost $1,333,000)	1,333,000

	Total Investments (cost $56,784,370) 100.3%^^	48,757,310

	Liabilities less Other Assets (0.3)%	(150,664)

	NET ASSETS 100.0%	$48,606,646

*Non-income producing.

**Common units.

^^The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 63.97%.

GDR Global Depositary Receipt.

REIT Real Estate Investment Trust.

See notes to financial statements.

At March 31, 2008, Wasatch Emerging Markets Small Cap Fund’s investments, excluding short-term investments, were in the following countries:

COUNTRY	%
Brazil	17.7
Cayman Islands	1.3
China	5.3
Czech Republic	0.9
Egypt	2.8
Hong Kong	6.5
India	6.6
Indonesia	5.4
Ireland	1.3
Israel	2.5
Korea	3.8
Malaysia	3.7
Mexico	7.8
Philippines	4.2
Russia	1.1
Singapore	3.6
South Africa	10.0
Taiwan	7.3
Thailand	1.1
Turkey	3.3
United Arab Emirates	1.0
United Kingdom	2.8

TOTAL	100.0%

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Schedule of Investments	MARCH 31, 2008 (UNAUDITED)

Shares		Value

	COMMON STOCKS 90.7%

	Air Freight & Logistics 1.4%
1,697,000	Goodpack Ltd. (Singapore)	$1,962,751

	Alternative Carriers 2.4%
151,073	Tulip IT Services Ltd. (India)	3,236,027

	Application Software 8.2%
103,945	Adobe Systems, Inc.*	3,699,403
66,630	Autodesk, Inc.*	2,097,512
100,275	Interactive Intelligence, Inc.*	1,180,237
2,587,000	Kingdee International Software Group Co. Ltd. (Cayman Islands)	2,002,559
7,417,561	Silverlake Axis Ltd. (Singapore)	2,141,184

		11,120,895

	Communications Equipment 5.4%
128,595	Acme Packet, Inc.*	1,027,474
63,590	Cisco Systems, Inc.*	1,531,883
183,580	F5 Networks, Inc.*	3,335,649
110,920	Starent Networks Corp.*	1,497,420

		7,392,426

	Computer Storage & Peripherals 6.4%
101,975	Intevac, Inc.*	1,320,576
188,040	NetApp, Inc.*	3,770,202
1,407,675	Unisteel Technology Ltd. (Singapore)	1,344,559
83,310	Western Digital Corp.*	2,252,702

		8,688,039

	Construction & Engineering 0.7%
1,210,000	Midas Holdings Ltd. (Singapore)	887,545

	Construction & Farm Machinery & Heavy Trucks 0.3%
1,684,000	China Farm Equipment Ltd. (China)	460,611

	Data Processing & Outsourced Services 1.6%
131,500	Redecard S.A. (Brazil)	2,192,668

	Diversified Commercial & Professional Services 1.8%
135,835	Wirecard AG* (Germany)	2,380,753

	Electrical Components & Equipment 0.5%
1,728,000	Wasion Meters Group Ltd. (Hong Kong)	715,740

	Electronic Equipment Manufacturers 0.1%
1,199,075	QRSciences Holdings Ltd.* (Australia)	96,190

	Electronic Manufacturing Services 2.0%
238,025	TTM Technologies, Inc.*	2,694,443

	Health Care Equipment 9.2%
73,480	Abaxis, Inc.*	1,702,532
104,965	ArthroCare Corp.*	3,500,583
53,075	Cardica, Inc.*	392,224
7,973	Intuitive Surgical, Inc.*	2,586,042
107,910	Opto Circuits India Ltd. (India)	877,422
187,920	VNUS Medical Technologies, Inc.*	3,418,265

		12,477,068

	Health Care Technology 2.4%
141,625	RaySearch Laboratories AB* (Sweden)	3,300,931

	Internet Software & Services 2.6%
104,625	DealerTrack Holdings, Inc.*	2,115,518
3,245	Google, Inc., Class A*	1,429,325

		3,544,843

Shares		Value

	IT Consulting & Other Services 9.7%
268,240	Cognizant Technology Solutions Corp., Class A* †††	$7,733,359
1,247,000	CSE Global Ltd. (Singapore)	842,782
87,830	Infosys Technologies Ltd. (India)	3,156,570
218,000	Rolta India Ltd. (India)	1,436,312

		13,169,023

	Life & Health Insurance 1.4%
80,795	OdontoPrev S.A. (Brazil)	1,841,495

	Life Sciences Tools & Services 4.8%
18,385	Covance, Inc.*	1,525,403
20,885	Icon plc ADR* (Ireland)	1,355,228
36,995	Pharmaceutical Product Development, Inc.	1,550,090
29,935	Techne Corp.*	2,016,422

		6,447,143

	Oil & Gas Equipment & Services 3.6%
4,217,010	Advanced Holdings Ltd. (Singapore)	834,398
10,830	OYO Geospace Corp.*	491,899
49,410	Pason Systems, Inc. (Canada)	726,123
915,000	Swiber Holdings Ltd.* (Singapore)	1,701,361
73,625	TGS-NOPEC Geophysical Co. ASA* (Norway)	1,073,284

		4,827,065

	Semiconductor Equipment 2.8%
185,598	Tessera Technologies, Inc.*	3,860,438

	Semiconductors 16.4%
50,270	Hittite Microwave Corp.*	1,881,103
47,184	Intellon Corp.*	232,145
6,360	Microchip Technology, Inc.	208,163
236,841	Netlogic Microsystems, Inc.*	5,717,342
592,460	O2Micro International Ltd. ADR* (Cayman Islands)	4,579,716
109,151	PLX Technology, Inc.*	728,037
121,088	Power Integrations, Inc.*	3,543,035
45,445	PSi Technologies Holdings, Inc. ADR*	27,267
122,265	Silicon Laboratories, Inc.*	3,856,238
293,495	SiRF Technology Holdings, Inc.*	1,493,890

		22,266,936

	Systems Software 1.1%
76,740	Oracle Corp.*	1,501,034

	Technology Distributors 1.0%
225,884	Nu Horizons Electronics Corp.*	1,418,552

	Wireless Telecommunication Services 4.9%
1,409,000	America Movil S.A.B. de C.V., Series L (Mexico)	4,488,569
68,290	NII Holdings, Inc.*	2,170,256

		6,658,825

	Total Common Stocks (cost $145,239,889)	123,141,441

	PREFERRED STOCKS 0.6%

	Broadcasting & Cable TV 0.0%
1	Net Servicos de Comunicacao S.A., Series 4 Pfd.* (Brazil)	8

	Integrated Telecommunication Services 0.2%
17,684	Neutral Tandem, Inc., Series C Pfd. PIPE* *** †	305,749

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Schedule of Investments (continued)

Shares		Value

	Internet Software & Services 0.4%
78,502	BlueArc Corp., Series DD Pfd.* *** †	$407,426
30,265	Incipient, Inc., Series D Pfd.* *** †	35,047
6,528	Xtera Communications, Inc.,
	Series A-1 Pfd.* *** †	7,076

		449,549

	Pharmaceuticals 0.0%
39,337	Point Biomedical Corp., Series A Pfd.* *** †	39,337

	Total Preferred Stocks (cost $603,917)	794,643

	LIMITED PARTNERSHIP INTEREST 0.2%

	Other 0.2%
	Montagu Newhall Global Partners II-B, L.P.*** †	311,142

	Total Limited Partnership Interest (cost $342,144)	311,142

	WARRANTS 0.0%

	Air Freight & Logistics 0.0%
212,125	Goodpack Ltd. expiring 7/16/09* (Singapore)	33,844

	Pharmaceuticals 0.0%
3,832	Acusphere, Inc. expiring 8/2/08* *** †	—
768	Acusphere, Inc. expiring 10/20/08* *** †	—

		—

	Total Warrants (cost $0)	33,844

Principal Amount		Value

	SHORT-TERM INVESTMENTS 7.9%

	Repurchase Agreement 7.9%
$10,689,000	Repurchase Agreement dated 3/31/08, 1.10% due 4/1/08 with Fixed Income Clearing Corporation collateralized by $7,395,000 of United States Treasury Bonds 8.75% due 8/15/20; value: $10,907,625; repurchase proceeds: $10,689,327 (cost $10,689,000)†††	$10,689,000

	Total Short-Term Investments (cost $10,689,000)	10,689,000

	Total Investments (cost $156,874,950) 99.4%^^	134,970,070

	Other Assets less Liabilities 0.6%	858,636

	NET ASSETS 100.0%	$135,828,706

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

†††All or a portion of this security has been designated as collateral for purchase commitments (see Note 10).

^^The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 20.95%.

ADR American Depositary Receipts.

PIPE Private Investment in a Public Equity.

See notes to financial statements.

At March 31, 2008, Wasatch Global Science & Technology Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	0.1
Brazil	3.2
Canada	0.6
Cayman Islands	5.3
China	0.4
Germany	1.9
Hong Kong	0.6
India	7.0
Ireland	1.1
Mexico	3.6
Norway	0.9
Singapore	7.8
Sweden	2.6
United States	64.9

TOTAL	100.0%

WASATCH HERITAGE GROWTH FUND (WAHGX) — Schedule of Investments	MARCH 31, 2008 (UNAUDITED)

Shares		Value

	COMMON STOCKS 95.6%

	Aerospace & Defense 1.7%
19,505	L-3 Communications Holdings, Inc.	$2,132,677

	Air Freight & Logistics 1.3%
30,035	C.H. Robinson Worldwide, Inc.	1,633,904

	Apparel Retail 0.9%
92,545	Esprit Holdings Ltd. (Hong Kong)	1,123,586

	Asset Management & Custody Banks 4.5%
58,580	SEI Investments Co.	1,446,340
43,870	T. Rowe Price Group, Inc.	2,193,500
61,805	Waddell & Reed Financial, Inc., Class A	1,985,795

		5,625,635

	Automotive Retail 0.6%
26,500	O’Reilly Automotive, Inc.*	755,780

	Communications Equipment 3.9%
149,395	Cisco Systems, Inc.*	3,598,925
72,970	F5 Networks, Inc.*	1,325,865

		4,924,790

	Computer & Electronics Retail 0.9%
26,987	Best Buy Co., Inc.	1,118,881

	Construction & Farm Machinery & Heavy Trucks 1.9%
67,050	Oshkosh Corp.	2,432,574

	Consumer Finance 1.0%
26,671	Capital One Financial Corp.	1,312,747

	Data Processing & Outsourced Services 3.7%
43,820	Alliance Data Systems Corp.*	2,081,888
151,200	Redecard S.A. (Brazil)	2,521,152

		4,603,040

	Department Stores 1.0%
28,545	Kohl’s Corp.*	1,224,295

	Diversified Commercial & Professional Services 2.6%
83,885	Copart, Inc.*	3,251,383

	Diversified Metals & Mining 2.5%
7,479	Rio Tinto plc ADR (United Kingdom)	3,080,151

	Diversified REITs 1.0%
128,230	CapitalSource, Inc.	1,239,984

	Drug Retail 2.2%
67,705	CVS Caremark Corp.	2,742,730

	Education Services 1.3%
38,820	Apollo Group, Inc., Class A*	1,677,024

	Electronic Equipment Manufacturers 3.0%
99,700	Amphenol Corp., Class A	3,713,825

	Health Care Equipment 3.0%
86,790	St. Jude Medical, Inc.*	3,748,460

	Health Care Services 4.6%
68,560	DaVita, Inc.*	3,274,426
37,560	Express Scripts, Inc.*	2,415,859

		5,690,285

	Homebuilding 1.9%
4,076	NVR, Inc.*	2,435,410

Shares		Value

	Industrial Conglomerates 1.9%
62,940	General Electric Co.	$2,329,409

	IT Consulting & Other Services 5.8%
72,620	Cognizant Technology Solutions Corp., Class A*	2,093,635
143,295	Infosys Technologies Ltd. (India)	5,149,957

		7,243,592

	Life Sciences Tools & Services 2.8%
42,615	Covance, Inc.*	3,535,767

	Mortgage REITs 1.8%
143,050	Annaly Capital Management, Inc.	2,191,526

	Oil & Gas Equipment & Services 1.3%
40,080	Cameron International Corp.*	1,668,931

	Oil & Gas Exploration & Production 7.7%
34,635	Anadarko Petroleum Corp.	2,183,044
50,660	Chesapeake Energy Corp.	2,337,959
43,140	Plains Exploration & Production Co.*	2,292,460
46,168	XTO Energy, Inc.	2,855,952

		9,669,415

	Pharmaceuticals 2.2%
60,565	Teva Pharmaceutical Industries Ltd. ADR (Israel)	2,797,497

	Real Estate Management & Development 1.4%
28,790	CB Richard Ellis Group, Inc., Class A*	623,015
14,655	Jones Lang LaSalle, Inc.	1,133,418

		1,756,433

	Semiconductor Equipment 0.8%
25,365	KLA-Tencor Corp.	941,042

	Semiconductors 6.7%
88,850	Linear Technology Corp.	2,726,806
104,540	Maxim Integrated Products, Inc.	2,131,571
45,995	Microchip Technology, Inc.	1,505,416
195,669	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	2,009,521

		8,373,314

	Specialized Finance 1.4%
13,145	IntercontinentalExchange, Inc.*	1,715,422

	Specialty Stores 1.0%
58,180	Staples, Inc.	1,286,360

	Systems Software 2.2%
83,050	BMC Software, Inc.*	2,700,786

	Thrifts & Mortgage Finance 3.5%
21,035	Housing Development Finance Corp. Ltd. (India)	1,252,424
171,045	New York Community Bancorp, Inc.	3,116,440

		4,368,864

	Trading Companies & Distributors 3.8%
38,620	Fastenal Co.	1,773,817
19,780	MSC Industrial Direct Co., Inc., Class A	835,705
59,425	TransDigm Group, Inc.*	2,201,696

		4,811,218

	Trucking 2.1%
83,400	J.B. Hunt Transport Services, Inc.	2,621,262

WASATCH HERITAGE GROWTH FUND (WAHGX) — Schedule of Investments (continued)

Shares		Value

	Wireless Telecommunication Services 5.7%
1,291,920	America Movil S.A.B. de C.V., Series L (Mexico)	$4,115,593
94,985	NII Holdings, Inc.*	3,018,623

		7,134,216

	Total Common Stocks (cost $115,700,485)	119,612,215

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.4%

	Repurchase Agreement 3.4%
$4,249,000	Repurchase Agreement dated 3/31/08, 1.10% due 4/1/08 with Fixed Income Clearing Corporation collateralized by $2,940,000 of United States Treasury Bonds 8.75% due 8/15/20; value: $4,336,500; repurchase proceeds: $4,249,130 (cost $4,249,000)	$4,249,000

	Total Short-Term Investments (cost $4,249,000)	4,249,000

	Total Investments (cost $119,949,485) 99.0%^^	123,861,215

	Other Assets less Liabilities 1.0%	1,224,834

	NET ASSETS 100.0%	$125,086,049

*Non-income producing.

^^The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 6.02%.

ADR American Depositary Receipts.

REIT Real Estate Investment Trust.

See notes to financial statements.

At March 31, 2008, Wasatch Heritage Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	2.1
Hong Kong	0.9
India	5.4
Israel	2.3
Mexico	3.4
Taiwan	1.7
United Kingdom	2.6
United States	81.6

TOTAL	100.0%

WASATCH HERITAGE VALUE FUND (WAHVX) — Schedule of Investments	MARCH 31, 2008 (UNAUDITED)

Shares		Value

	COMMON STOCKS 93.4%

	Aerospace & Defense 3.0%
2,150	Goodrich Corp.†††	$123,646

	Agricultural Products 2.4%
1,140	Bunge Ltd.	99,043

	Communications Equipment 6.9%
5,890	Cisco Systems, Inc.*	141,890
9,295	Comverse Technology, Inc.*	143,143

		285,033

	Computer Hardware 2.4%
6,328	Sun Microsystems, Inc.* †††	98,274

	Construction & Farm Machinery & Heavy Trucks 3.2%
1,620	Deere & Co.†††	130,313

	Data Processing & Outsourced Services 6.4%
3,465	Fidelity National Information Services, Inc.	132,155
2,120	Visa, Inc., Class A*	132,203

		264,358

	Electric Utilities 3.3%
9,200	EDP — Energias do Brasil S.A. (Brazil)	137,690

	Electrical Components & Equipment 2.9%
3,380	Belden, Inc.	119,382

	Environmental & Facilities Services 2.0%
2,420	Waste Management, Inc.	81,215

	Gold 2.0%
11,325	IAMGOLD Corp. (Canada)	83,012

	Health Care Technology 1.9%
3,650	IMS Health, Inc.	76,687

	Home Improvement Retail 2.0%
6,000	RONA, Inc.* (Canada)	83,329

	Hypermarkets & Super Centers 2.0%
1,300	Costco Wholesale Corp.	84,461

	Industrial Conglomerates 3.3%
3,715	General Electric Co.	137,492

	Mortgage REITs 2.8%
7,495	Annaly Capital Management, Inc.	114,823

	Multi-Line Insurance 2.5%
2,350	American International Group, Inc.	101,638

	Oil & Gas Drilling 3.4%
2,440	Fred Olsen Energy ASA (Norway)	139,067

	Oil & Gas Storage & Transportation 3.3%
5,985	Spectra Energy Corp.†††	136,159

	Packaged Foods & Meats 5.5%
4,040	Dean Foods Co.	81,164
4,300	Unilever plc ADR (United Kingdom)	144,996

		226,160

	Paper Products 2.8%
4,240	International Paper Co.	115,328

Shares		Value

	Pharmaceuticals 8.6%
6,675	Biovail Corp. (Canada)	$71,089
3,470	Forest Laboratories, Inc.*	138,835
3,130	Teva Pharmaceutical Industries Ltd. ADR (Israel)	144,574

		354,498

	Property & Casualty Insurance 2.8%
9,035	Old Republic International Corp.	116,642

	Real Estate Management & Development 3.1%
42,515	Emaar Properties PJSC (United Arab Emirates)	127,769

	Specialized Finance 2.7%
8,900	KKR Financial Holdings, LLC	112,674

	Systems Software 3.4%
4,950	Microsoft Corp.	140,481

	Wireless Telecommunication Services 8.8%
2,315	America Movil S.A.B. de C.V., Series L ADR††† (Mexico)	147,442
1,200	Globe Telecom, Inc. (Philippines)	43,381
2,655	Globe Telecom, Inc.	95,980
3,705	Turkcell Iletisim Hizmet AS ADR (Turkey)	77,397

		364,200

	Total Common Stocks (cost $4,162,840)	3,853,374

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.4%

	Repurchase Agreement 1.4%
$58,000	Repurchase Agreement dated 3/31/08, 1.10% due 4/1/08 with Fixed Income Clearing Corporation collateralized by $45,000 of United States Treasury Bonds 8.75% due 8/15/20; value: $66,375; repurchase proceeds: $58,002††† (cost $58,000)	$58,000

	Total Short-Term Investments (cost $58,000)	58,000

	Total Investments (cost $4,220,840) 94.8%^^	3,911,374

	Other Assets less Liabilities 5.2%	214,303

	NET ASSETS 100.0%	$4,125,677

WASATCH HERITAGE VALUE FUND (WAHVX) — Schedule of Investments (continued)

Number of Contracts		Value

	CALL OPTIONS WRITTEN

21	Goodrich Corp. expiring 4/19/08 exercise price $60	$1,260
63	Sun Microsystems, Inc. expiring 4/19/08 exercise price $16	2,457
16	Deere & Co. expiring 4/19/08 exercise price $80	5,120
59	Spectra Energy Corp. expiring 4/19/08 exercise price $22.50	3,540
2	America Movil S.A.B. de C.V., Series L ADR expiring 4/19/08 exercise price $60	940

	Total Call Options Written (premium $33,305)	13,317

*Non-income producing.

†††All or a portion of this security has been designated as collateral for written options.

^^The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 7.52%.

ADR American Depositary Receipts.

REIT Real Estate Investment Trust.

See notes to financial statements.

At March 31, 2008, Wasatch Heritage Value Fund’s investments, excluding short-term investments and options written, were in the following countries:

Country	%
Brazil	3.6
Canada	6.2
Israel	3.7
Mexico	3.8
Norway	3.6
Philippines	1.1
Turkey	2.0
United Arab Emirates	3.3
United Kingdom	3.8
United States	68.9

TOTAL	100.0%

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Schedule of Investments	MARCH 31, 2008 (UNAUDITED)

Shares		Value

	COMMON STOCKS 95.9%

	Aerospace & Defense 0.6%
364,363	Thielert AG* (Germany)	$2,321,395

	Agricultural Products 4.0%
4,421,481	Chaoda Modern Agriculture (Hong Kong)	5,044,920
4,005,870	China Green Holdings Ltd. (Hong Kong)	4,468,633
1,798,920	Wilmar International Ltd.* (Singapore)	5,509,576

		15,023,129

	Alternative Carriers 0.6%
118,400	Global Village Telecom Holding S.A.* (Brazil)	2,238,684

	Apparel, Accessories & Luxury Goods 2.5%
1,830,445	Ports Design Ltd. (Hong Kong)	5,207,189
483,750	Ted Baker plc (United Kingdom)	4,020,190

		9,227,379

	Apparel Retail 2.3%
251,500	KappAhl Holding AB* (Sweden)	2,352,453
65,060	Point, Inc. (Japan)	3,082,145
1,033,940	Truworths International Ltd. (South Africa)	3,254,251

		8,688,849

	Application Software 0.6%
80,885	Nemetschek AG (Germany)	2,363,496

	Asset Management & Custody Banks 0.8%
690	Bank Sarasin & Cie AG, Class B (Switzerland)	3,000,849

	Biotechnology 0.5%
1,396,565	Ark Therapeutics Group plc* (United Kingdom)	2,013,735

	Building Products 0.5%
368,000	Satipel Industrial S.A. (Brazil)	2,028,561

	Commodity Chemicals 0.1%
554,362	Yip’s Chemical Holdings Ltd. (Hong Kong)	409,939

	Communications Equipment 0.7%
186,350	Tandberg ASA (Norway)	2,812,655

	Computer Storage & Peripherals 0.9%
3,410,484	Unisteel Technology Ltd. (Singapore)	3,257,567

	Construction & Engineering 3.1%
2,745,267	Ausgroup Ltd. (Singapore)	1,865,756
285,970	Boart Longyear Group (Australia)	479,832
2,972,000	Midas Holdings Ltd. (Singapore)	2,179,988
132,660	Outotec Oyj (Finland)	7,058,765

		11,584,341

	Construction & Farm Machinery & Heavy Trucks 2.5%
164,654	Demag Cranes AG (Germany)	7,518,003
99,825	Takeuchi Manufacturing Co. Ltd. (Japan)	2,057,549

		9,575,552

	Consumer Finance 1.5%
1,288,590	Banco Compartamos S.A. de C.V.* (Mexico)	5,721,550

	Diversified Banks 4.6%
170,960	Axis Bank Ltd. (India)	3,283,453
512,461	Bank of N.T. Butterfield & Son Ltd. (Bermuda)	8,891,198
155,895	HDFC Bank Ltd. (India)	5,212,809

		17,387,460

Shares		Value

	Diversified Capital Markets 0.9%
1,031,525	Acta Holding ASA* (Norway)	$3,463,633

	Diversified Commercial & Professional Services 2.3%
152,370	Campbell Brothers Ltd. (Australia)	3,491,824
287,430	Wirecard AG* (Germany)	5,037,729

		8,529,553

	Diversified Metals & Mining 4.4%
226,870	Anvil Mining Ltd.* (Canada)	2,726,856
127,130	HudBay Minerals, Inc.* (Canada)	2,016,758
514,933	Independence Group N.L. (Australia)	3,776,742
338,310	Lundin Mining Corp.* (Canada)	2,304,788
79,895	Major Drilling Group International, Inc.* (Canada)	4,159,983
1,580,856	Perilya Ltd. (Australia)	1,529,478

		16,514,605

	Diversified REITs 0.4%
1,152,113	Charter Hall Group (Australia)	1,482,574

	Education Services 0.6%
177,570	Kroton Educational S.A.* ** (Brazil)	2,322,834

	Electrical Components & Equipment 4.1%
101,895	SGL Carbon AG* (Germany)	6,440,422
71,595	Solarworld AG (Germany)	3,419,623
4,504,000	Walsin Lihwa Corp. (Taiwan)	2,234,491
7,689,270	Wasion Meters Group Ltd. (Hong Kong)	3,184,908

		15,279,444

	Electronic Equipment Manufacturers 2.4%
940,000	Chroma ATE, Inc. (Taiwan)	2,227,538
319,499	Rotork plc (United Kingdom)	6,842,639

		9,070,177

	Environmental & Facilities Services 2.2%
210,157	AEON DELIGHT Co., Ltd. (Japan)	5,225,225
116,000	Asahi Pretec Corp. (Japan)	3,118,149

		8,343,374

	Food Retail 1.2%
56,335	BIM Birlesik Magazalar AS (Turkey)	4,481,448

	Footwear 1.4%
12,531,675	China Hongxing Sports Ltd. (China)	5,426,709

	Health Care Distributors 0.1%
16,004	Arseus N.V.* (Belgium)	230,935
16,004	Arseus N.V. — VVPR Strip* (Belgium)	506

		231,441

	Health Care Equipment 2.0%
321,835	Elekta AB, Class B (Sweden)	5,578,285
17,710	Nakanishi, Inc. (Japan)	1,811,051

		7,389,336

	Health Care Facilities 0.8%
66,620	Curanum AG (Germany)	519,147
39,740	Orpea* (France)	2,409,018

		2,928,165

	Health Care Supplies 0.9%
199,000	Abcam plc (United Kingdom)	1,342,350
48,143	Omega Pharma S.A. (Belgium)	2,231,361

		3,573,711

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Schedule of Investments (continued)

Shares		Value

	Health Care Technology 1.9%
224,540	RaySearch Laboratories AB* (Sweden)	$5,233,477
419	So-net M3, Inc. (Japan)	1,705,257

		6,938,734

	Homebuilding 2.7%
522,160	Even Construtora e Incorporadora S.A.* (Brazil)	3,012,576
187,730	Japan General Estate Co. Ltd. (The) (Japan)	1,502,217
1,537,700	SARE Holding S.A.B. de C.V., Class B* (Mexico)	2,124,154
1,086,465	Urbi Desarrollos Urbanos S.A. de C.V.* (Mexico)	3,573,394

		10,212,341

	Homefurnishing Retail 1.1%
355,325	Hemtex AB (Sweden)	4,029,913

	Hotels, Resorts & Cruise Lines 0.1%
42,960	Club Cruise Entertainment & Travelling
	Services Europe N.V.* *** (Norway)	253,252

	Household Appliances 1.2%
133,040	Fourlis Holdings S.A. (Greece)	4,342,013

	Human Resource & Employment Services 1.5%
645	en-japan, Inc. (Japan)	1,382,682
684,970	Michael Page International plc
	(United Kingdom)	4,113,179

		5,495,861

	Industrial Conglomerates 1.3%
908,473	Mexichem S.A.B. de C.V. (Mexico)	4,682,586

	Industrial Machinery 6.7%
63,125	Andritz AG (Austria)	3,463,579
35,603	Burckhardt Compression Holding AG (Switzerland)	11,346,210
86,975	Frigoglass S.A. (Greece)	2,687,857
86,310	Konecranes Oyj (Finland)	3,329,802
119,128	Palfinger AG (Austria)	4,244,026

		25,071,474

	Investment Banking & Brokerage 1.7%
132,450	D. Carnegie AB* (Sweden)	2,231,051
73,813	KIWOOM Securities Co. Ltd.* (Korea)	4,215,114

		6,446,165

	Life Sciences Tools & Services 4.0%
39,258	Eurofins Scientific (France)	3,911,018
57,915	Icon plc ADR* (Ireland)	3,758,104
51,855	MorphoSys AG* (Germany)	3,208,199
200,435	QIAGEN N.V.* (Netherlands)	4,169,048

		15,046,369

	Oil & Gas Equipment & Services 7.0%
6,475,347	Anhui Tianda Oil Pipe Co. Ltd., Class H (China)	1,733,788
198,355	Pason Systems, Inc. (Canada)	2,914,998
59,215	Schoeller-Bleckmann Oilfield Equipment AG (Austria)	5,290,666
2,109,000	Swiber Holdings Ltd.* (Singapore)	3,921,498
419,315	TGS-NOPEC Geophysical Co. ASA* (Norway)	6,112,652
139,340	Trican Well Service Ltd. (Canada)	2,914,274
113,965	WorleyParsons Ltd. (Australia)	3,492,757

		26,380,633

Shares		Value

	Oil & Gas Exploration & Production 2.3%
259,902	JKX Oil and Gas plc (United Kingdom)	$2,271,707
88,095	Premier Oil plc* (United Kingdom)	2,427,450
107,845	Soco International plc* (United Kingdom)	4,095,577

		8,794,734

	Other Diversified Financial Services 0.6%
643,395	African Bank Investments Ltd. (South Africa)	2,114,084

	Pharmaceuticals 0.9%
355,155	Hikma Pharmaceuticals plc (United Kingdom)	3,301,503

	Precious Metals & Minerals 0.8%
128,540	Harry Winston Diamond Corp. (Canada)	3,076,203

	Real Estate Management & Development 0.4%
350,219	DTZ Holdings plc (United Kingdom)	1,502,983

	Regional Banks 1.0%
148,440	Canadian Western Bank (Canada)	3,721,474

	Restaurants 1.0%
2,272,295	FU JI Food & Catering Services Holdings Ltd. (China)	3,849,207

	Semiconductors 0.8%
175,816	Melexis N.V. (Belgium)	2,911,313

	Specialized Finance 5.7%
69,199	GP Investments Ltd. GDR (Brazil)	2,102,929
150,780	Hellenic Exchanges S.A. (Greece)	3,587,809
150,220	IMAREX ASA* (Norway)	3,952,486
593,773	JSE Ltd. (South Africa)	4,760,125
1,575	Osaka Securities Exchange Co. Ltd. (Japan)	7,221,461

		21,624,810

	Steel 0.5%
272,285	Maharashtra Seamless Ltd. (India)	2,048,712

	Systems Software 0.9%
8,347	Simplex Technology, Inc. (Japan)	3,425,412

	Thrifts & Mortgage Finance 1.4%
154,280	Home Capital Group, Inc. (Canada)	5,352,878

	Trucking 0.9%
362,925	Localiza Rent A Car S.A. (Brazil)	3,464,228

	Total Common Stocks (cost $327,554,232)	360,779,027

	PREFERRED STOCKS 1.9%

	Railroads 1%
393,055	All America Latina Logistica S.A. Pfd.** (Brazil)	3,974,108

	Regional Banks 0.9%
521,575	Banco Daycoval S.A. Pfd. (Brazil)	3,250,533

	Total Preferred Stocks (cost $6,268,320)	7,224,641

MARCH 31, 2008 (UNAUDITED)

Shares		Value

	WARRANTS 0.0%

	Gold 0.0%
2,678,000	Redcorp Ventures Ltd. expiring 7/10/09* *** † (Canada)	$—

	Health Care Distributors 0.0%
8,002	Arseus N.V. expiring 1/28/11* (Belgium)	8,847

	Total Warrants (cost $0)	8,847

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.5%

	Repurchase Agreement 0.5%
$1,807,000	Repurchase Agreement dated 3/31/08, 1.10% due 4/1/08 with Fixed Income Clearing Corporation collateralized by $1,250,000 of United States Treasury Bonds 8.75% due 8/15/20; value: $1,843,750; repurchase proceeds: $1,807,055 (cost $1,807,000)	$1,807,000

	Total Short-Term Investments (cost $1,807,000)	1,807,000

	Total Investments (cost $335,629,552) 98.3%^^	369,819,515

	Other Assets less Liabilities 1.7%	6,477,089

	NET ASSETS 100.0%	$376,296,604

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

^^The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 75.27%.

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

REIT Real Estate Investment Trust.

See notes to financial statements.

At March 31, 2008, Wasatch International Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	3.9
Austria	3.5
Belgium	1.5
Bermuda	2.4
Brazil	6.1
Canada	7.9
China	3.0
Finland	2.8
France	1.7
Germany	8.4
Greece	2.9
Hong Kong	5.0
India	2.9
Ireland	1.0
Japan	8.3
Korea	1.1
Mexico	4.4
Netherlands	1.1
Norway	4.5
Singapore	4.5
South Africa	2.8
Sweden	5.3
Switzerland	3.9
Taiwan	1.2
Turkey	1.2
United Kingdom	8.7

TOTAL	100.0%

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 92.8%

	Aerospace & Defense 0.3%
21,540	Thielert AG* (Germany)	$137,234

	Agricultural Products 1.1%
409,000	China Green Holdings Ltd. (Hong Kong)	456,248

	Air Freight & Logistics 3.1%
415,000	Aramex PJSC* (United Arab Emirates)	301,716
879,183	Goodpack Ltd. (Singapore)	1,016,863

		1,318,579

	Alternative Carriers 0.6%
11,175	Tulip IT Services Ltd. (India)	239,372

	Apparel, Accessories & Luxury Goods 2.7%
1,885,000	EganaGoldpfeil Holdings Ltd.* *** (Hong Kong)	39,964
130,850	Mulberry Group plc (United Kingdom)	345,724
136,438	Ports Design Ltd. (Hong Kong)	388,134
48,230	Ted Baker plc (United Kingdom)	400,814

		1,174,636

	Application Software 5.2%
716,334	Guestlogix, Inc.* (Canada)	836,595
818,500	Kingdee International Software Group Co. Ltd. (Cayman Islands)	633,589
10,315	Nemetschek AG (Germany)	301,409
1,640,953	Silverlake Axis Ltd. (Singapore)	473,684

		2,245,277

	Asset Management & Custody Banks 0.6%
29,575	Treasury Group Ltd. (Australia)	270,451

	Auto Parts & Equipment 1.1%
610,000	Azure Dynamics Corp.* (Canada)	148,419
42,540	Martinrea International, Inc.* (Canada)	313,409

		461,828

	Biotechnology 0.4%
123,110	Ark Therapeutics Group plc* (United Kingdom)	177,515

	Building Products 0.5%
39,000	Satipel Industrial S.A. (Brazil)	214,983

	Communications Equipment 1.0%
38,435	Celrun Co. Ltd. (Korea)	172,214
1,305,000	Sinotel Technologies Ltd.* (China)	246,066

		418,280

	Computer Storage & Peripherals 0.7%
322,933	Unisteel Technology Ltd. (Singapore)	308,454

	Construction & Engineering 4.1%
817,000	Ausgroup Ltd. (Singapore)	555,255
13,800	Churchill Corp., Class A* (Canada)	271,031
86,050	Lycopodium Ltd. (Australia)	283,730
476,960	Midas Holdings Ltd. (Singapore)	349,854
287,965	Swick Mining Services Ltd.* (Australia)	317,024

		1,776,894

	Construction & Farm Machinery & Heavy Trucks 3.4%
1,696,000	China Farm Equipment Ltd. (China)	463,893
16,700	Demag Cranes AG (Germany)	762,512
12,200	Takeuchi Manufacturing Co. Ltd. (Japan)	251,461

		1,477,866

Shares		Value

	Consumer Finance 0.6%
54,145	Banco Compartamos S.A. de C.V.* (Mexico)	$240,413

	Diversified Capital Markets 0.5%
66,130	Acta Holding ASA* (Norway)	222,050

	Diversified Commercial & Professional Services 2.1%
23,305	D+S europe AG* (Germany)	319,874
21,858	LPS Brasil — Consultoria de Imoveis S.A.* (Brazil)	389,563
270,155	Management Consulting Group plc (United Kingdom)	198,178

		907,615

	Diversified Metals & Mining 2.7%
234,500	International Ferro Metals, Ltd.* (Australia)	656,149
153,000	Mitsui Mining Co. Ltd. (Japan)	438,233
54,530	Perilya Ltd. (Australia)	52,758

		1,147,140

	Diversified REITs 1.2%
60,735	Star Asia Finance Ltd.*** † (Guernsey)	524,143

	Education Services 3.0%
538,031	China Education Ltd.* (Singapore)	196,672
27,785	Kroton Educational S.A.* ** (Brazil)	363,462
1,215	MegaStudy Co. Ltd. (Korea)	405,240
812,150	Oriental Century Ltd.* (Singapore)	281,806
561,530	Raffles Education Corp. Ltd. (Singapore)	65,490

		1,312,670

	Electrical Components & Equipment 1.4%
1,459,000	Wasion Meters Group Ltd. (Hong Kong)	604,320

	Electronic Equipment Manufacturers 0.1%
618,710	QRSciences Holdings Ltd.* (Australia)	49,633

	Electronic Manufacturing Services 0.2%
207,670	Virtek Vision International, Inc.* (Canada)	74,781

	Food Retail 1.1%
1,318,397	BreadTalk Group Ltd. (Singapore)	479,152

	Footwear 5.6%
4,777,010	China Hongxing Sports Ltd. (China)	2,068,633
533,000	China Sports International Ltd.* (China)	348,414

		2,417,047

	Gold 1.1%
41,935	Guyana Goldfields, Inc.* (Canada)	282,832
855,000	Redcorp Ventures Ltd.* (Canada)	191,387

		474,219

	Health Care Equipment 0.5%
1,279,445	LMA International N.V.* (Singapore)	200,143

	Health Care Technology 3.3%
101,760	Profdoc ASA* (Norway)	472,286
40,020	RaySearch Laboratories AB* (Sweden)	932,768

		1,405,054

	Home Improvement Retail 0.7%
43,435	Swedol AB, Class B (Sweden)	297,531

MARCH 31, 2008 (UNAUDITED)

Shares		Value

	Homebuilding 1.5%
78,235	Even Construtora e Incorporadora S.A.* (Brazil)	$451,373
43,600	Trisul S.A.* (Brazil)	201,487

		652,860

	Homefurnishing Retail 0.5%
10,170	Beter Bed Holding N.V. (Netherlands)	230,990

	Hotels, Resorts & Cruise Lines 1.4%
99,150	Club Cruise Entertainment & Travelling Services Europe N.V.* *** (Norway)	584,496

	Household Appliances 1.0%
13,640	Fourlis Holdings S.A. (Greece)	445,167

	Human Resource & Employment Services 0.0%
31,805	Carter & Carter Group plc* *** (United Kingdom)	631

	Industrial Conglomerates 1.4%
116,080	Mexichem S.A.B. de C.V. (Mexico)	598,317

	Industrial Machinery 4.6%
168,262	Awea Mechantronic Co. Ltd. (Taiwan)	319,115
2,565	Burckhardt Compression Holding AG (Switzerland)	817,432
1,554,000	China Automation Group Ltd.* (China)	493,664
10,595	Muehlbauer Holding AG & Co. KGaA (Germany)	368,401

		1,998,612

	Investment Banking & Brokerage 2.0%
123,005	ABG Sundal Collier ASA (Norway)	224,922
11,061	KIWOOM Securities Co. Ltd.* (Korea)	631,642

		856,564

	Leisure Products 0.7%
19,175	KABE Husvagnar AB, Class B (Sweden)	310,127

	Life Sciences Tools & Services 1.0%
7,105	MorphoSys AG* (Germany)	439,577

	Marine 0.9%
31,195	Euroseas Ltd.	374,340

	Office REITs 0.9%
701,235	Axis Real Estate Investment Trust (Malaysia)	372,706

	Oil & Gas Drilling 0.8%
106,150	Ithaca Energy, Inc.* (Canada)	283,067
5,540	Phoenix Technology Income Fund** (Canada)	58,500

		341,567

	Oil & Gas Equipment & Services 8.6%
1,682,715	Anhui Tianda Oil Pipe Co. Ltd., Class H (China)	450,551
448,825	Bayou Bend Petroleum Ltd.* (Canada)	235,879
61,965	Deep Sea Supply plc* (Norway)	265,870
421,600	Ezra Holdings Ltd. (Singapore)	638,223
41,875	Pason Systems, Inc. (Canada)	615,389
38,305	Petrowest Energy Services Trust** (Canada)	33,552
653,804	Swiber Holdings Ltd.* (Singapore)	1,215,690
31,450	Wavefield Inseis ASA* (Norway)	236,014

		3,691,168

	Oil & Gas Exploration & Production 1.3%
34,170	Bow Valley Energy Ltd.* (Canada)	167,608
44,125	JKX Oil and Gas plc (United Kingdom)	385,680

		553,288

Shares		Value

	Precious Metals & Minerals 0.5%
65,400	Andina Minerals, Inc.* (Canada)	$227,866

	Real Estate Management & Development 1.8%
45	Century 21 Real Estate of Japan Ltd. (Japan)	162,892
255	Funai Zaisan Consultants Co. Ltd. (Japan)	448,401
7,800	Vivacon AG (Germany)	164,925

		776,218

	Restaurants 1.1%
272,950	FU JI Food & Catering Services Holdings Ltd. (China)	462,370

	Semiconductors 1.8%
24,600	Melexis N.V. (Belgium)	407,348
47,020	O2Micro International Ltd. ADR* (Cayman Islands)	363,465

		770,813

	Specialized Finance 8.6%
28,095	Arques Industries AG (Germany)	549,764
46,380	IMAREX ASA* (Norway)	1,220,319
73,074	JSE Ltd. (South Africa)	585,815
105	Osaka Securities Exchange Co. Ltd. (Japan)	481,431
32,625	Oslo Bors VPS Holding ASA (Norway)	878,291

		3,715,620

	Specialty Chemicals 0.4%
55,175	Allen-Vanguard Corp.* (Canada)	183,648

	Specialty Stores 1.3%
32,005	easyhome Ltd. (Canada)	560,672

	Textiles 0.5%
418,000	FibreChem Technologies Ltd. (China)	208,714

	Thrifts & Mortgage Finance 1.3%
15,985	Home Capital Group, Inc. (Canada)	554,613

	Total Common Stocks (cost $37,909,066)	39,944,472

	WARRANTS 0.0%

	Gold 0.0%
427,500	Redcorp Ventures Ltd. expiring 7/10/09* *** † (Canada)	—

	Hotels, Resorts & Cruise Lines 0.0%
124,456	Club Cruise Entertainment & Travelling Services Europe N.V. expiring 4/25/12* *** (Norway)	—

	Total Warrants (cost $280,622)	—

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 8.5%

	Repurchase Agreement 8.5%
$3,656,000	Repurchase Agreement dated 3/31/08, 1.10% due 4/1/08 with Fixed Income Clearing Corporation collateralized by $2,530,000 of United States Treasury Bonds 8.75% due 8/15/20; value: $3,731,750; repurchase proceeds: $3,656,111 (cost $3,656,000)	$3,656,000

	Total Short-Term Investments (cost $3,656,000)	3,656,000

	Total Investments (cost $41,845,688) 101.3%^^	43,600,472

	Liabilities less Other Assets (1.3)%	(550,044)

	NET ASSETS 100.0%	$43,050,428

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

^^The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 66.20%.

ADR American Depositary Receipts.

REIT Real Estate Investment Trust.

See note to financial statements.

At March 31, 2008, Wasatch International Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	4.1
Belgium	1.0
Brazil	4.1
Canada	12.6
Cayman Islands	2.5
China	11.9
Germany	7.6
Greece	1.1
Guernsey	1.3
Hong Kong	3.7
India	0.6
Japan	4.5
Korea	3.0
Malaysia	0.9
Mexico	2.1
Netherlands	0.6
Norway	10.3
Singapore	14.5
South Africa	1.5
Sweden	3.9
Switzerland	2.0
Taiwan	0.8
United Arab Emirates	0.7
United Kingdom	3.8
United States	0.9

TOTAL	100.0%

WASATCH MICRO CAP FUND (WMICX) — Schedule of Investments	MARCH 31, 2008 (UNAUDITED)

Shares		Value

	COMMON STOCKS 97.7%

	Aerospace & Defense 0.6%
327,555	Luna Innovations, Inc.*	$2,617,164

	Air Freight & Logistics 2.0%
1,946,885	AutoInfo, Inc.* ††	1,460,164
6,475,605	Goodpack Ltd. (Singapore)	7,489,686

		8,949,850

	Apparel, Accessories & Luxury Goods 1.0%
9,443,536	EganaGoldpfeil Holdings Ltd.* *** (Hong Kong)	200,215
228,400	Swank, Inc.*	993,540
168,215	Volcom, Inc.*	3,399,625

		4,593,380

	Apparel Retail 1.2%
278,487	Christopher & Banks Corp.	2,782,085
114,755	Jos. A. Bank Clothiers, Inc.*	2,352,478

		5,134,563

	Application Software 1.8%
80,975	Interactive Intelligence, Inc.*	953,076
497,836	Opnet Technologies, Inc.*	4,052,385
11,223,698	Silverlake Axis Ltd. (Singapore)	3,239,879

		8,245,340

	Asset Management & Custody Banks 1.7%
816,896	Treasury Group Ltd. (Australia)	7,470,161

	Auto Parts & Equipment 0.9%
4,290,000	Azure Dynamics Corp.* (Canada)	1,043,796
415,880	Martinrea International, Inc.* (Canada)	3,063,953

		4,107,749

	Broadcasting & Cable TV 0.4%
270,681	Outdoor Channel Holdings, Inc.*	1,989,505

	Computer & Electronics Retail 0.7%
261,345	hhgregg, Inc.*	2,940,131

	Computer Storage & Peripherals 0.8%
197,685	Intevac, Inc.*	2,560,021
1,181,531	Unisteel Technology Ltd. (Singapore)	1,128,554

		3,688,575

	Consumer Finance 4.2%
227,306	Dollar Financial Corp.*	5,228,038
245,680	First Cash Financial Services, Inc.*	2,537,874
448,445	United PanAm Financial Corp.*	1,632,340
290,910	World Acceptance Corp.*	9,265,484

		18,663,736

	Diversified Capital Markets 0.6%
852,685	Acta Holding ASA* (Norway)	2,863,128

	Diversified Commercial & Professional Services 0.6%
86,465	CRA International, Inc.*	2,778,985

	Education Services 1.0%
204,405	Kroton Educational S.A.* ** (Brazil)	2,673,869
4,143,815	Oriental Century Ltd.* (Singapore)	1,437,855
4,444,890	Raffles Education Corp. Ltd. (Singapore)	442,358

		4,554,082

	Electronic Equipment Manufacturers 0.9%
176,190	DTS, Inc.*	4,228,560

Shares		Value

	Electronic Manufacturing Services 2.3%
162,185	Excel Technology, Inc.*	$4,372,507
506,540	TTM Technologies, Inc.*	5,734,033

		10,106,540

	Environmental & Facilities Services 1.3%
226,295	American Ecology Corp.	5,732,052

	Footwear 1.6%
16,806,155	China Hongxing Sports Ltd. (China)	7,277,727

	Health Care Distributors 1.0%
127,261	MWI Veterinary Supply, Inc.*	4,487,223

	Health Care Equipment 6.7%
225,445	Abaxis, Inc.*	5,223,560
126,905	AtriCure, Inc.*	1,616,770
366,296	Cardica, Inc.*	2,706,927
25,917,740	LMA International N.V.* (Singapore)	4,054,306
85,360	NuVasive, Inc.*	2,945,774
723,947	VNUS Medical Technologies, Inc.*	13,168,596

		29,715,933

	Health Care Facilities 2.4%
188,598	AmSurg Corp.*	4,466,001
729,250	NovaMed, Inc.*	2,763,857
249,622	U.S. Physical Therapy, Inc.*	3,599,549

		10,829,407

	Health Care Services 6.4%
225,705	CorVel Corp.*	6,904,316
153,365	Healthways, Inc.*	5,419,919
241,020	LHC Group, Inc.*	4,049,136
401,645	Providence Service Corp. (The)*	12,049,350

		28,422,721

	Health Care Supplies 0.5%
527,626	CryoCor, Inc.*	833,649
44,030	ICU Medical, Inc.*	1,266,743

		2,100,392

	Health Care Technology 1.2%
171,591	Ophthalmic Imaging Systems*	60,057
645,425	Profdoc ASA* (Norway)	2,995,529
107,635	RaySearch Laboratories AB* (Sweden)	2,508,708

		5,564,294

	Human Resource & Employment Services 1.2%
298,380	Resources Connection, Inc.	5,332,051

	Industrial Conglomerates 0.4%
58,895	Raven Industries, Inc.	1,784,518

	Industrial Machinery 0.7%
102,655	Kadant, Inc.*	3,016,004

	Internet Software & Services 2.7%
459,035	DealerTrack Holdings, Inc.*	9,281,688
662,480	Kana Software, Inc.*	847,974
244,285	Liquidity Services, Inc.*	1,954,280

		12,083,942

	Investment Banking & Brokerage 3.2%
1,376,140	ABG Sundal Collier ASA (Norway)	2,516,356
64,772	Diamond Hill Investment Group, Inc.*	4,955,706
72,635	FCStone Group, Inc.*	2,011,989
81,685	KIWOOM Securities Co. Ltd.* (Korea)	4,664,647

		14,148,698

WASATCH MICRO CAP FUND (WMICX) — Schedule of Investments (continued)

Shares		Value

	IT Consulting & Other Services 2.5%
289,915	NCI, Inc., Class A*	$5,456,200
1,366,060	SM&A* ††	5,887,719

		11,343,919

	Life Sciences Tools & Services 1.7%
58,042	Icon plc ADR* (Ireland)	3,766,345
86,465	Kendle International, Inc.*	3,884,008

		7,650,353

	Marine 0.7%
252,085	Euroseas Ltd.	3,025,020

	Marine Ports & Services 1.5%
525,785	CAI International, Inc.*	6,761,595

	Mortgage REITs 2.1%
607,095	MFA Mortgage Investments, Inc.	3,824,698
676,515	NorthStar Realty Finance Corp.	5,527,128

		9,351,826

	Multi-Sector Holdings 0.4%
194,660	Resource America, Inc., Class A	1,839,537

	Oil & Gas Drilling 0.7%
1,090,430	Ithaca Energy, Inc.* (Canada)	2,907,813

	Oil & Gas Equipment & Services 3.6%
13,117,400	Advanced Holdings Ltd. (Singapore)	2,595,474
3,751,565	Bayou Bend Petroleum Ltd.* (Canada)	1,971,625
252,800	Pason Systems, Inc. (Canada)	3,715,115
4,168,830	Swiber Holdings Ltd.* (Singapore)	7,751,569

		16,033,783

	Oil & Gas Exploration & Production 1.6%
239,140	Approach Resources, Inc.*	3,749,715
92,085	GMX Resources, Inc.*	3,216,529

		6,966,244

	Oil & Gas Refining & Marketing 0.8%
121,140	World Fuel Services Corp.	3,400,400

	Pharmaceuticals 0.9%
336,515	Obagi Medical Products, Inc.*	2,920,950
908,620	Osteologix, Inc.*	958,594

		3,879,544

	Real Estate Management & Development 0.7%
679,149	DTZ Holdings plc (United Kingdom)	2,914,603

	Regional Banks 2.3%
152,580	CoBiz Financial, Inc.	1,986,592
133,114	Commonwealth Bankshares, Inc.	2,262,938
254,618	Epic Bancorp††	2,996,854
283,940	First Bank of Delaware*	738,244
168,040	Nara Bancorp, Inc.	2,182,839

		10,167,467

	Reinsurance 0.8%
382,245	CastlePoint Holdings Ltd. (Bermuda)	3,719,244

	Semiconductor Equipment 1.7%
584,675	inTEST Corp.* ††	1,198,584
361,995	MEMSIC, Inc.*	2,175,590
199,375	Tessera Technologies, Inc.*	4,147,000

		7,521,174

Shares		Value

	Semiconductors 12.8%
138,616	Intellon Corp.*	$681,991
204,645	Melexis N.V. (Belgium)	3,388,688
993,550	Micrel, Inc.	9,210,208
182,996	Netlogic Microsystems, Inc.*	4,417,523
1,413,652	O2Micro International Ltd. ADR* (Cayman Islands)	10,927,530
493,409	Pericom Semiconductor Corp.*	7,243,244
526,190	PLX Technology, Inc.*	3,509,687
444,902	Power Integrations, Inc.*	13,017,833
393,055	PSi Technologies Holdings, Inc. ADR*	235,833
425,590	SiRF Technology Holdings, Inc.*	2,166,253
104,545	Supertex, Inc.*	2,133,764

		56,932,554

	Specialized Finance 1.3%
207,435	Arques Industries AG (Germany)	4,059,094
154,000	Goldwater Bank, N.A.* *** †	1,540,000

		5,599,094

	Specialty Chemicals 0.4%
430,225	Neo Material Technologies, Inc.* (Canada)	1,599,474

	Specialty Stores 2.8%
482,640	Big 5 Sporting Goods Corp.	4,232,753
197,015	easyhome Ltd. (Canada)	3,451,358
305,612	Hibbett Sports, Inc.*	4,718,649

		12,402,760

	Technology Distributors 0.8%
599,149	Nu Horizons Electronics Corp.*	3,762,656

	Thrifts & Mortgage Finance 2.4%
152,525	Encore Bancshares, Inc.*	2,669,188
123,300	Home Capital Group, Inc. (Canada)	4,278,000
212,800	United Western Bancorp, Inc.	3,809,120

		10,756,308

	Trading Companies & Distributors 2.5%
498,065	Beacon Roofing Supply, Inc.*	4,980,650
419,647	Rush Enterprises, Inc., Class B*	6,160,418

		11,141,068

	Trucking 2.7%
135,870	Knight Transportation, Inc.	2,236,420
159,585	Old Dominion Freight Line, Inc.*	5,079,591
89,575	Universal Truckload Services, Inc.*	1,869,430
186,565	Vitran Corp., Inc.* (Canada)	2,662,283

		11,847,724

	Total Common Stocks (cost $451,021,529)	434,950,571

	PREFERRED STOCKS 0.1%

	Pharmaceuticals 0.1%
414,022	Point Biomedical Corp., Series A Pfd.* *** †	414,022

	Total Preferred Stocks (cost $226,364)	414,022

MARCH 31, 2008 (UNAUDITED)

Shares		Value

	WARRANTS 0.1%

	Air Freight & Logistics 0.0%
888,830	Goodpack Ltd. expiring 7/16/09* (Singapore)	$141,810

	Health Care Distributors 0.0%
25,946	Familymeds Group, Inc. expiring 11/30/09* *** †	—

	Health Care Equipment 0.1%
121,124	Cardica, Inc. expiring 6/7/12* *** †	210,756

	Health Care Supplies 0.0%
106,208	CryoCor, Inc. expiring 4/24/12* *** †	—

		—

	Total Warrants (cost $26,814)	352,566

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.0%

	Repurchase Agreement 2.0%
$9,062,000	Repurchase Agreement dated 3/31/08, 1.10% due 4/1/08 with Fixed Income Clearing Corporation collateralized by $6,270,000 of United States Treasury Bonds 8.75% due 8/15/20; value: $9,248,250; repurchase proceeds: $9,062,277 (cost $9,062,000)	$9,062,000

	Total Short-Term Investments (cost $9,062,000)	9,062,000

	Total Investments (cost $460,336,707) 99.9%^^	444,779,159

	Other Assets less Liabilities 0.1%	582,668

	NET ASSETS 100.0%	$445,361,827

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

††Affiliated company (see Note 8).

^^The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 15.35%.

ADR American Depositary Receipts.

REIT Real Estate Investment Trust.

See notes to financial statements.

At March 31, 2008, Wasatch Micro Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	1.7
Belgium	0.8
Bermuda	0.8
Brazil	0.6
Canada	5.7
Cayman Islands	2.5
China	1.7
Germany	0.9
Hong Kong	<0.1
Ireland	0.9
Korea	1.1
Norway	1.9
Singapore	6.5
Sweden	0.6
United Kingdom	0.7
United States	73.6

TOTAL	100.0%

WASATCH MICRO CAP VALUE FUND (WAMVX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 92.2%

	Advertising 0.6%
81,415	MDC Partners, Inc., Class A* (Canada)	$591,887

	Aerospace & Defense 2.8%
32,090	Esterline Technologies Corp.* †††	1,616,373
131,815	Luna Innovations, Inc.*	1,053,202

		2,669,575

	Air Freight & Logistics 0.7%
818,345	AutoInfo, Inc.*	613,759

	Apparel, Accessories & Luxury Goods 0.9%
2,150,000	EganaGoldpfeil Holdings Ltd.* *** (Hong Kong)	45,583
40,000	Volcom, Inc.*	808,400

		853,983

	Application Software 5.8%
1,622,096	Guestlogix, Inc.* (Canada)	1,894,419
92,600	Interactive Intelligence, Inc.* †††	1,089,902
168,520	Opnet Technologies, Inc.* †††	1,371,753
2,399,959	Silverlake Axis Ltd. (Singapore)	692,782
191,120	Veraz Networks, Inc.*	470,155

		5,519,011

	Asset Management & Custody Banks 0.9%
91,732	Treasury Group Ltd. (Australia)	838,849

	Auto Parts & Equipment 1.2%
1,735,000	Azure Dynamics Corp.* (Canada)	422,142
90,000	Martinrea International, Inc.* (Canada)	663,066

		1,085,208

	Biotechnology 1.0%
88,729	Accentia Biopharmaceuticals, Inc.*	98,489
33,500	Array BioPharma, Inc.*	234,835
63,825	Cytori Therapeutics, Inc.*	304,445
101,331	NeurogesX, Inc. PIPE* *** †	353,292

		991,061

	Building Products 1.0%
10,000	Ameron International Corp.	935,300

	Communications Equipment 1.6%
348,425	Airspan Networks, Inc.*	327,520
381,200	AltiGen Communications, Inc.*	628,980
107,360	ShoreTel, Inc.*	549,683

		1,506,183

	Computer Storage & Peripherals 0.5%
39,000	Intevac, Inc.*	505,050

	Construction & Engineering 1.2%
130,000	Pratibha Industries Ltd. (India)	1,090,483

	Construction & Farm Machinery & Heavy Trucks 1.2%
2,200,000	China Farm Equipment Ltd. (China)	601,748
30,000	Titan Machinery, Inc.*	561,000

		1,162,748

	Consumer Finance 1.7%
48,842	Dollar Financial Corp.* †††	1,123,366
48,400	First Cash Financial Services, Inc.* †††	499,972

		1,623,338

	Diversified Banks 0.5%
55,556	Idaho Trust Bancorp* *** †	500,004

Shares		Value

	Diversified Chemicals 0.6%
35,000	LSB Industries, Inc.*	$515,900

	Diversified Commercial & Professional Services 0.8%
30,683	Healthcare Services Group	633,297
276,000	ProLink Holdings Corp.*	129,720

		763,017

	Education Services 0.6%
43,000	Kroton Educational S.A.* ** (Brazil)	562,493

	Electrical Components & Equipment 1.5%
65,907	Orion Energy Systems, Inc.*	628,753
425,100	Peco II, Inc.*	242,307
1,385,000	Wasion Meters Group Ltd. (Hong Kong)	573,669

		1,444,729

	Electronic Equipment Manufacturers 0.7%
490,000	Interlink Electronics, Inc.*	494,900
1,519,800	QRSciences Holdings Ltd.* (Australia)	121,919

		616,819

	Electronic Manufacturing Services 0.2%
506,650	Virtek Vision International, Inc.* (Canada)	182,443

	Environmental & Facilities Services 2.7%
35,000	American Ecology Corp.	886,550
109,000	Heritage-Crystal Clean, Inc.*	1,708,030

		2,594,580

	Food Distributors 0.6%
100,000	G. Willi-Food International Ltd.* (Israel)	564,000

	Food Retail 0.7%
1,818,603	BreadTalk Group Ltd. (Singapore)	660,945

	Footwear 1.1%
2,454,000	China Hongxing Sports Ltd. (China)	1,062,679

	Gold 1.4%
110,000	Guyana Goldfields, Inc.* (Canada)	741,898
2,537,180	Redcorp Ventures Ltd.* (Canada)	567,933

		1,309,831

	Health Care Equipment 10.3%
74,500	AtriCure, Inc.*	949,130
159,753	Cardica, Inc.* †††	1,180,575
64,275	Electro-Optical Sciences, Inc.*	381,794
150,734	Encision, Inc.*	330,107
121,000	MTS Medication Technologies, Inc.* †††	1,476,200
27,740	NuVasive, Inc.*	957,307
97,000	Orthovita, Inc.*	250,260
92,905	SenoRx, Inc.*	599,237
164,300	Thermage, Inc.*	542,190
170,000	VNUS Medical Technologies, Inc.* †††	3,092,300

		9,759,100

	Health Care Facilities 1.7%
76,475	Capital Senior Living Corp.*	615,624
110,000	Five Star Quality Care, Inc.*	698,500
242,050	HearUSA, Inc.*	309,824

		1,623,948

MARCH 31, 2008 (UNAUDITED)

Shares		Value

	Health Care Services 3.0%
38,805	Birner Dental Management Services, Inc.	$720,997
32,100	CorVel Corp.*	981,939
37,800	Providence Service Corp. (The)*	1,134,000

		2,836,936

	Health Care Supplies 1.7%
297,306	CryoCor, Inc.*	469,743
40,700	ICU Medical, Inc.*	1,170,939

		1,640,682

	Health Care Technology 0.0%
110,080	Ophthalmic Imaging Systems*	38,528

	Homebuilding 0.6%
120,000	Trisul S.A.* (Brazil)	554,553

	Homefurnishing Retail 0.6%
187,095	Fantastic Holdings Ltd. (Australia)	520,233

	Hotels, Resorts & Cruise Lines 0.8%
131,090	Club Cruise Entertainment & Travelling Services Europe N.V.* *** (Norway)	772,784

	Human Resource & Employment Services 0.9%
50,000	Resources Connection, Inc.	893,500

	Industrial Machinery 1.5%
2,000,000	China Automation Group Ltd.* (China)	635,346
27,705	Kadant, Inc.*	813,973

		1,449,319

	Internet Software & Services 1.7%
504,509	Selectica, Inc.*	686,132
65,400	TechTarget, Inc.*	926,718

		1,612,850

	Investment Banking & Brokerage 2.3%
350,000	ABG Sundal Collier ASA (Norway)	639,996
23,800	FCStone Group, Inc.*	659,260
15,691	KIWOOM Securities Co. Ltd.* (Korea)	896,040

		2,195,296

	IT Consulting & Other Services 3.0%
56,500	NCI, Inc., Class A* †††	1,063,330
900,022	Pfsweb, Inc.*	810,020
42,015	Telvent GIT, S.A. (Spain)	993,655

		2,867,005

	Managed Health Care 0.6%
190,900	United American Healthcare Corp.*	538,338

	Marine 1.0%
80,000	Euroseas Ltd.	960,000

	Mortgage REITs 1.1%
131,800	NorthStar Realty Finance Corp.	1,076,806

	Oil & Gas Drilling 1.4%
174,600	Ithaca Energy, Inc.* (Canada)	465,600
77,160	Phoenix Technology Income Fund** (Canada)	814,780

		1,280,380

	Oil & Gas Equipment & Services 1.6%
197,000	Aeroquest International Ltd.* (Canada)	460,146
747,690	Bayou Bend Petroleum Ltd.* (Canada)	392,947
339,000	Swiber Holdings Ltd.* (Singapore)	630,340

		1,483,433

Shares		Value

	Oil & Gas Exploration & Production 3.1%
38,860	Approach Resources, Inc.*	$609,325
65,000	BPZ Energy, Inc.*	1,412,450
133,000	Northern Oil and Gas, Inc.*	942,970

		2,964,745

	Oil & Gas Refining & Marketing 1.6%
55,000	World Fuel Services Corp.†††	1,543,850

	Personal Products 0.4%
628,000	Beauty China Holdings Ltd. (Singapore)	350,721

	Pharmaceuticals 0.8%
53,105	Obagi Medical Products, Inc.*	460,951
286,000	Osteologix, Inc.*	301,730

		762,681

	Regional Banks 4.1%
1,100,000	City Union Bank Ltd. (India)	772,614
30,000	Commonwealth Bankshares, Inc.	510,000
60,000	Epic Bancorp	706,200
223,613	First Bank of Delaware*	581,394
28,350	First of Long Island Corp.	542,335
30,000	Mercantile Bank Corp.	309,600
30,710	Security Business Bank of San Diego*	422,262

		3,844,405

	Reinsurance 0.7%
70,000	CastlePoint Holdings Ltd. (Bermuda)	681,100

	Semiconductor Equipment 2.9%
184,400	inTEST Corp.*	378,020
287,089	LogicVision, Inc.*	456,471
237,285	PDF Solutions, Inc.*	1,307,441
28,350	Tessera Technologies, Inc.*	589,680

		2,731,612

	Semiconductors 4.4%
47,110	Intellon Corp.*	231,781
180,000	MIPS Technologies, Inc.*	712,800
178,340	O2Micro International Ltd. ADR* ††† (Cayman Islands)	1,378,568
90,000	PLX Technology, Inc.*	600,300
26,555	Power Integrations, Inc.*	777,000
88,190	SiRF Technology Holdings, Inc.* †††	448,887

		4,149,336

	Specialized Finance 1.5%
25,000	Arques Industries AG (Germany)	489,201
41,900	Goldwater Bank, N.A.* *** †	419,000
100,000	MicroFinancial, Inc.	523,000

		1,431,201

	Specialty Chemicals 0.9%
38,072	ADA-ES, Inc.*	318,662
145,000	Allen-Vanguard Corp.* (Canada)	482,628

		801,290

	Specialty Stores 0.9%
50,000	easyhome Ltd. (Canada)	875,912

	Steel 3.4%
159,000	Globe Specialty Metals, Inc. * (United Kingdom)	3,259,500

WASATCH MICRO CAP VALUE FUND (WAMVX) — Schedule of Investments (continued)

Shares		Value

	Thrifts & Mortgage Finance 1.2%
10,300	Home Capital Group, Inc. (Canada)	$357,367
45,930	United Western Bancorp, Inc.	822,147

		1,179,514

	Total Common Stocks (cost $88,229,792)	87,443,433

	PREFERRED STOCKS 0.1%

	Pharmaceuticals 0.1%
82,803	Point Biomedical Corp., Series A Pfd.* *** †	82,803

	Total Preferred Stocks (cost $45,272)	82,803

	WARRANTS 0.1%

	Biotechnology 0.0%
30,399	NeurogesX, Inc. expiring 12/28/12* *** †	—

	Gold 0.0%
855,000	Redcorp Ventures Ltd. expiring 7/10/09* *** † (Canada)	—

	Health Care Distributors 0.0%
6,486	Familymeds Group, Inc. expiring 11/30/09* *** †	—

	Health Care Equipment 0.1%
58,140	Cardica, Inc. expiring 6/7/12* *** †	101,164
5,295	Electro-Optical Sciences, Inc. expiring 10/31/11* *** †	—

		101,164

	Health Care Supplies 0.0%
26,551	CryoCor, Inc. expiring 4/24/12* *** †	—

	Hotels, Resorts & Cruise Lines 0.0%
94,548	Club Cruise Entertainment & Travelling Services Europe N.V. expiring 4/25/12* *** (Norway)	—

	Pharmaceuticals 0.0%
7,164	Acusphere, Inc. expiring 8/2/08* *** †	—
1,436	Acusphere, Inc. expiring 10/20/08* *** †	—

		—

	Precious Metals & Minerals 0.0%
603,880	Farallon Resources Ltd. expiring 12/21/08* *** † (Canada)	32,148

	Total Warrants (cost $228,226)	133,312

Number of Contracts		Value

	CALL OPTIONS PURCHASED 0.1%

891	MFA Mortgage Investments, Inc. expiring 4/19/08 exercise price $7.50	$8,910
545	MFA Mortgage Investments, Inc. expiring 7/19/08 exercise price $7.50	29,975

	Total Call Options Purchased (premium $122,450)	38,885

Principal Amount		Value

	SHORT-TERM INVESTMENTS 8.1%

	Repurchase Agreement 8.1%
$7,707,000	Repurchase Agreement dated 3/31/08, 1.10% due 4/1/08 with Fixed Income Clearing Corporation collateralized by $5,330,000 of United States Treasury Bonds 8.75% due 8/15/20; value: $7,861,750; repurchase proceeds: $7,707,235 (cost $7,707,000)†††	$7,707,000

	Total Short-Term Investments (cost $7,707,000)	7,707,000

	Total Investments (cost $96,332,740) 100.6%^^	95,405,433

	Liabilities less Other Assets (0.6)%	(588,833)

	NET ASSETS 100.0%	$94,816,600

Number of Contracts		Value

	CALL OPTIONS WRITTEN

650	BPZ Resources, Inc. expiring 4/19/08 exercise price $17.50	$292,500
320	Esterline Technologies Corp. expiring 4/19/08 exercise price $50	49,600
484	First Cash Financial Services, Inc. expiring 4/19/08 exercise price $7.50	130,680
1,233	O2Micro International Ltd. ADR expiring 4/19/08 exercise price $7.50	61,650

	Total Call Options Written (premium $479,510)	534,430

Shares		Value

	SECURITIES SOLD SHORT

60,000	CBIZ, Inc.*	$487,200
13,500	Rubicon Technology, Inc.*	391,230
9,105	Ultimate Software Group, Inc.*	273,696

	Total Securities Sold Short (proceeds $1,186,742)	1,152,126

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the

Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

†††All or a portion of this security has been designated as

collateral for written options and open short positions.

^^The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 11.16%.

ADR American Depositary Receipts.

PIPE Private Investment in a Public Equity.

REIT Real Estate Investment Trust.

See notes to financial statements.

MARCH 31, 2008 (UNAUDITED)

At March 31, 2008, Wasatch Micro Cap Value Fund’s investments, excluding short-term investments, written options, and securities sold short, were in the following countries:

Country	%
Australia	1.7
Bermuda	0.8
Brazil	1.3
Canada	10.2
Cayman Islands	1.6
China	2.6
Germany	0.6
Hong Kong	0.7
India	2.1
Israel	0.6
Korea	1.0
Norway	1.6
Singapore	2.7
Spain	1.1
United Kingdom	3.7
United States	67.7

TOTAL	100.0%

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 95.0%

	Air Freight & Logistics 0.8%
5,549,982	Goodpack Ltd. (Singapore)	$6,419,110

	Airlines 0.6%
294,875	WestJet Airlines Ltd.* (Canada)	5,332,144

	Apparel, Accessories & Luxury Goods 0.9%
20,365	Bijou Brigitte AG (Germany)	3,214,297
232,540	Volcom, Inc.*	4,699,633

		7,913,930

	Apparel Retail 1.0%
538,595	Zumiez, Inc.*	8,450,556

	Application Software 2.8%
443,960	FactSet Research Systems, Inc.	23,916,125

	Automotive Retail 4.9%
1,473,792	O’Reilly Automotive, Inc.*	42,032,548

	Auto Parts & Equipment 0.5%
302,363	Amerigon, Inc.*	4,474,972

	Biotechnology 1.1%
43,268	Myriad Genetics, Inc.*	1,743,268
297,814	Orexigen Therapeutics, Inc.*	3,067,484
243,840	Seattle Genetics, Inc.*	2,218,944
204,600	ZymoGenetics, Inc.*	2,005,080

		9,034,776

	Communications Equipment 1.1%
342,235	F5 Networks, Inc.*	6,218,410
174,195	Neutral Tandem, Inc.*	3,137,252

		9,355,662

	Computer & Electronics Retail 1.0%
786,503	hhgregg, Inc.*	8,848,159

	Computer Storage & Peripherals 0.6%
225,275	Data Domain, Inc.*	5,361,545

	Construction & Engineering 1.8%
4,855,790	Midas Holdings Ltd. (Singapore)	3,561,764
317,559	Stantec, Inc.* (Canada)	9,288,601
66,095	URS Corp.*	2,160,646

		15,011,011

	Construction & Farm Machinery & Heavy Trucks 1.7%
146,300	Bucyrus International, Inc., Class A	14,871,395

	Distributors 1.0%
372,165	LKQ Corp.*	8,362,548

	Diversified Banks 3.6%
520,361	Bank of N.T. Butterfield & Son Ltd. (Bermuda)	9,028,263
218,385	HDFC Bank Ltd. ADR (India)	21,454,142

		30,482,405

	Diversified Commercial & Professional Services 5.2%
108,324	Advisory Board Co. (The)*	5,951,321
461,296	Copart, Inc.*	17,879,833
265,298	CRA International, Inc.* †††	8,526,678
508,186	Transfield Services Ltd. (Australia)	5,128,065
388,805	Wirecard AG* (Germany)	6,814,508

		44,300,405

Shares		Value

	Education Services 2.9%
101,447	Capella Education Co.*	$5,539,006
129,290	Strayer Education, Inc.	19,716,725

		25,255,731

	Environmental & Facilities Services 0.4%
139,722	EnergySolutions, Inc.	3,205,223

	Health Care Distributors 1.5%
364,450	MWI Veterinary Supply, Inc.*	12,850,507

	Health Care Equipment 2.4%
422,992	Abaxis, Inc.* †††	9,800,725
332,588	Dexcom, Inc.*	1,376,914
609,996	NxStage Medical, Inc.*	2,635,183
152,437	ResMed, Inc.*	6,429,793

		20,242,615

	Health Care Facilities 1.2%
428,899	AmSurg Corp.* †††	10,156,328

	Health Care Services 5.5%
417,711	Bio-Reference Laboratories, Inc.*	11,040,102
304,019	Healthways, Inc.*	10,744,031
590,130	Nighthawk Radiology Holdings, Inc.*	5,523,617
289,700	Pediatrix Medical Group, Inc.*	19,525,780

		46,833,530

	Health Care Technology 0.2%
109,150	Vital Images, Inc.*	1,617,603

	Human Resource & Employment Services 3.2%
1,524,151	Resources Connection, Inc.	27,236,578

	Insurance Brokers 0.8%
328,171	eHealth, Inc.*	7,242,734

	Integrated Telecommunication Services 1.3%
426,460	NeuStar, Inc., Class A*	11,292,661

	Internet Retail 0.5%
279,683	Shutterfly, Inc.*	4,158,886

	Internet Software & Services 3.9%
629,671	CyberSource Corp.*	9,199,493
907,029	DealerTrack Holdings, Inc.*	18,340,126
487,900	LoopNet, Inc.*	6,196,330

		33,735,949

	Investment Banking & Brokerage 2.4%
177,600	GFI Group, Inc.	10,176,480
121,951	KIWOOM Securities Co. Ltd.* (Korea)	6,964,049
161,380	optionsXpress Holdings, Inc.	3,342,180

		20,482,709

	IT Consulting & Other Services 0.0%
8,524	EnerNOC, Inc.*	97,174

	Leisure Facilities 1.1%
312,765	Life Time Fitness, Inc.*	9,761,396

	Leisure Products 0.5%
206,172	Pool Corp.	3,894,589

MARCH 31, 2008 (UNAUDITED)

Shares		Value

	Life Sciences Tools & Services 7.1%
134,710	Helicos BioSciences Corp.*	$813,648
193,948	Icon plc ADR* (Ireland)	12,585,286
161,415	Kendle International, Inc.*	7,250,762
408,760	QIAGEN N.V.* (Netherlands)	8,502,208
474,170	Techne Corp.*	31,940,091
208,525	Valera Pharmaceuticals, Inc. Ureteral Stent* *** †	—

		61,091,995

	Managed Health Care 0.5%
158,215	AMERIGROUP Corp.*	4,324,016

	Mortgage REITs 1.3%
312,261	Redwood Trust, Inc.	11,350,687

	Office Services & Supplies 0.2%
140,965	American Reprographics Co.*	2,091,921

	Oil & Gas Equipment & Services 2.8%
559,290	Pason Systems, Inc. (Canada)	8,219,250
605,035	TGS-NOPEC Geophysical Co. ASA* (Norway)	8,820,024
308,480	Trican Well Service Ltd. (Canada)	6,451,810

		23,491,084

	Other Diversified Financial Services 0.6%
2,446,158	Count Financial Ltd. (Australia)	4,351,775
49,946	Riskmetrics Group, Inc.*	966,455

		5,318,230

	Pharmaceuticals 1.0%
577,015	Alexza Pharmaceuticals, Inc.*	3,969,863
680,112	Dechra Pharmaceuticals plc (United Kingdom)	4,970,928
312,788	Valera Pharmaceuticals, Inc. CSR VP003* *** †	—

		8,940,791

	Real Estate Management & Development 0.3%
645,792	DTZ Holdings plc (United Kingdom)	2,771,449

	Regional Banks 3.1%
559,198	Bank of the Ozarks, Inc.	13,364,832
420,915	Glacier Bancorp, Inc.	8,068,941
79,249	PrivateBancorp, Inc.	2,493,966
322,734	UCBH Holdings, Inc.	2,504,416

		26,432,155

	Restaurants 1.6%
582,762	Peet’s Coffee & Tea, Inc.*	13,700,735

	Semiconductor Equipment 0.6%
264,845	Tessera Technologies, Inc.*	5,508,776

	Semiconductors 8.1%
439,871	Melexis N.V. (Belgium)	7,283,763
831,040	Micrel, Inc.	7,703,741
738,075	Microtune, Inc.*	2,701,354
420,226	Netlogic Microsystems, Inc.*	10,144,255
1,518,825	O2Micro International Ltd. ADR* (Cayman Islands)	11,740,517
976,378	Power Integrations, Inc.*	28,568,820
296,564	SiRF Technology Holdings, Inc.*	1,509,511

		69,651,961

	Specialized Finance 0.3%
62,410	ASX Ltd. (Australia)	2,148,868

	Specialty Stores 1.9%
1,046,984	Hibbett Sports, Inc.*	16,165,433

Shares		Value

	Systems Software 1.3%
370,660	Quality Systems, Inc.	$11,071,614

	Thrifts & Mortgage Finance 1.3%
332,541	Home Capital Group, Inc. (Canada)	11,537,797

	Trading Companies & Distributors 2.2%
5,914,875	Emeco Holdings Ltd. (Australia)	4,348,616
341,285	MSC Industrial Direct Co., Inc., Class A	14,419,291

		18,767,907

	Trucking 4.4%
2,271,639	Knight Transportation, Inc.	37,391,178
4,550	Localiza Rent A Car S.A. (Brazil)	43,431

		37,434,609

	Total Common Stocks (cost $716,005,128)	814,031,532

	PREFERRED STOCKS 1.5%

	Biotechnology 0.5%
625,000	Fluidigm Corp., Series E Pfd.* *** †	2,500,000
677,966	Nanosys, Inc., Series D Pfd.* *** †	2,000,000

		4,500,000

	Health Care Equipment 0.3%
750,000	Orqis Medical Corp., Series D Pfd.* *** †	1,200,000
1,620,220	Zonare Medical Systems, Inc., Series E Pfd.* *** †	1,343,162

		2,543,162

	Health Care Services 0.1%
516,161	Bravo Health, Inc., Series G Pfd.* *** †	851,666
362,782	TargetRX, Inc., Series D Pfd.* *** †	3,628

		855,294

	Integrated Telecommunication Services 0.4%
236,372	Neutral Tandem, Inc., Series C Pfd. PIPE* *** †	4,086,777

	Internet Software & Services 0.1%
404,517	Incipient, Inc., Series D Pfd.* *** †	468,431

	Pharmaceuticals 0.1%
524,519	Point Biomedical Corp., Series A Pfd.* *** †	524,519

	Total Preferred Stocks (cost $12,173,182)	12,978,183

	LIMITED PARTNERSHIP INTEREST 0.4%

	Other 0.4%
	Montagu Newhall Global Partners II-B, L.P.*** †	2,984,112
	Montagu Newhall Global Partners III-B, L.P.*** †	589,774

		3,573,886

	Total Limited Partnership Interest (cost $4,021,435)	3,573,886

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Schedule of Investments (continued)

Shares		Value

	WARRANTS 0.0%

	Health Care Equipment 0.0%
243,033	Zonare Medical Systems, Inc. expiring 6/30/11* *** †	$—

	Total Warrants (cost $0)	—

Principal Amount		Value
	SHORT-TERM INVESTMENTS 3.0%

	Repurchase Agreement 3.0%
$25,447,000	Repurchase Agreement dated 3/31/08, 1.10% due 4/1/08 with Fixed Income Clearing Corporation collateralized by $17,600,000 of United States Treasury Bonds 8.75% due 8/15/20; value: $25,960,000; repurchase proceeds: $25,447,778††† (cost $25,447,000)	$25,447,000

	Total Short-Term Investments (cost $25,447,000)	25,447,000

	Total Investments (cost $757,646,745) 100.0%^^	856,030,601

	Other Assets less Liabilities 0.0%	110,099

	NET ASSETS 100.0%	$856,140,700

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

†††All or a portion of this security has been designated as collateral for purchase commitments (see Note 10).

^^The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 7.8%.

ADR American Depositary Receipt.

PIPE Private Investment in a Public Equity.

REIT Real Estate Investment Trust.

See notes to financial statements.

At March 31, 2008, Wasatch Small Cap Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	1.9
Belgium	0.9
Bermuda	1.1
Brazil	<0.1
Canada	4.9
Cayman Islands	1.4
Germany	1.2
India	2.6
Ireland	1.5
Korea	0.9
Netherlands	1.0
Norway	1.1
Singapore	1.2
United Kingdom	0.9
United States	79.4

TOTAL	100.0%

WASATCH SMALL CAP VALUE FUND (WMCVX) — Schedule of Investments	MARCH 31, 2008 (UNAUDITED)

Shares		Value

	COMMON STOCKS 96.2%

	Air Freight & Logistics 1.8%
6,611,821	Goodpack Ltd. (Singapore)	$7,647,233

	Airlines 0.1%
15,500	Copa Holdings S.A. (Panama)	590,705

	Alternative Carriers 0.9%
198,200	Global Village Telecom Holding S.A.* (Brazil)	3,747,527

	Apparel, Accessories & Luxury Goods 3.4%
26,413	Bijou Brigitte AG (Germany)	4,168,879
271,420	Carter’s, Inc.*	4,383,433
6,959,145	EganaGoldpfeil Holdings Ltd.* *** (Hong Kong)	147,543
85,220	Fossil, Inc.*	2,602,619
158,345	Volcom, Inc.*	3,200,152

		14,502,626

	Apparel Retail 1.2%
549,325	New York & Co., Inc.*	3,153,126
116,005	Zumiez, Inc.*	1,820,118

		4,973,244

	Asset Management & Custody Banks 2.3%
205,880	Apollo Investment Corp.	3,259,081
471,940	Solar Capital, LLC* ** *** †	6,503,333

		9,762,414

	Automotive Retail 0.1%
13,804	Monro Muffler, Inc.	233,288

	Auto Parts & Equipment 1.1%
633,825	Martinrea International, Inc.* (Canada)	4,669,640

	Building Products 0.9%
39,190	Ameron International Corp.	3,665,441

	Communications Equipment 1.4%
215,190	Plantronics, Inc.	4,155,319
338,350	ShoreTel, Inc.*	1,732,352

		5,887,671

	Computer Storage & Peripherals 0.4%
848,355	Quantum Corp.*	1,815,480

	Consumer Finance 3.6%
575,813	Dollar Financial Corp.*	13,243,699
574,060	United PanAm Financial Corp.*	2,089,578

		15,333,277

	Diversified Banks 2.3%
143,292	Axis Bank Ltd. (India)	2,752,062
407,220	Bank of N.T. Butterfield & Son Ltd. (Bermuda)	7,065,267

		9,817,329

	Diversified Capital Markets 0.6%
391,685	JMP Group, Inc.	2,741,795

	Diversified Commercial & Professional Services 2.7%
258,174	LPS Brasil — Consultoria de Imoveis S.A.* (Brazil)	4,601,296
163,490	Mobile Mini, Inc.*	3,106,310
238,698	Schawk, Inc.	3,816,781

		11,524,387

	Diversified REITs 1.2%
600,000	Star Asia Finance Ltd.*** † (Guernsey)	5,178,000

Shares		Value

	Education Services 0.6%
193,265	Kroton Educational S.A.* ** (Brazil)	$2,528,144

	Electrical Components & Equipment 1.3%
153,486	Encore Wire Corp.	2,794,980
6,415,066	Wasion Meters Group Ltd. (Hong Kong)	2,657,131

		5,452,111

	Electronic Manufacturing Services 3.1%
167,830	Excel Technology, Inc.*	4,524,697
767,150	TTM Technologies, Inc.*	8,684,138

		13,208,835

	Environmental & Facilities Services 1.3%
236,831	EnergySolutions, Inc.	5,432,903

	Footwear 0.9%
9,245,000	China Hongxing Sports Ltd. (China)	4,003,449

	Gold 0.7%
13,628,640	Redcorp Ventures Ltd.* (Canada)	3,050,693

	Health Care Equipment 1.5%
286,010	Invacare Corp.	6,372,303

	Health Care Facilities 4.7%
916,710	Capital Senior Living Corp.*	7,379,515
441,590	Emeritus Corp.*	9,211,567
516,690	Five Star Quality Care, Inc.*	3,280,982

		19,872,064

	Health Care Services 3.7%
52,501	Amedisys, Inc.*	2,065,390
300,817	CorVel Corp.*	9,201,992
262,294	LHC Group, Inc.*	4,406,539

		15,673,921

	Health Care Supplies 0.4%
57,052	ICU Medical, Inc.*	1,641,386

	Home Furnishings 0.5%
187,158	Stanley Furniture Co., Inc.	2,322,631

	Industrial Machinery 2.1%
175,185	Graco, Inc.	6,352,208
81,510	Kadant, Inc.*	2,394,764

		8,746,972

	Internet Retail 0.5%
695,648	US Auto Parts Network, Inc.*	2,226,074

	Internet Software & Services 1.2%
248,405	DealerTrack Holdings, Inc.*	5,022,749

	IT Consulting & Other Services 0.8%
645,932	SM&A*	2,783,967
18,745	Telvent GIT, S.A. (Spain)	443,319

		3,227,286

	Leisure Products 1.1%
241,150	Pool Corp.	4,555,324

	Mortgage REITs 7.0%
602,225	Crystal River Capital, Inc.	5,377,869
115,545	MFA Mortgage Investments, Inc.	727,934
1,460,435	NorthStar Realty Finance Corp.	11,931,754
317,575	Redwood Trust, Inc.	11,543,851

		29,581,408

WASATCH SMALL CAP VALUE FUND (WMCVX) — Schedule of Investments (continued)

Shares		Value

	Oil & Gas Equipment & Services 3.3%
79,995	Oil States International, Inc.*	$3,584,576
674,341	TETRA Technologies, Inc.*	10,681,561

		14,266,137

	Oil & Gas Exploration & Production 5.1%
368,948	BPZ Energy, Inc.*	8,017,240
1,968,830	Far East Energy Corp.*	885,973
177,495	Northern Oil and Gas, Inc.*	1,258,440
318,440	Petrohawk Energy Corp.*	6,422,935
94,230	Plains Exploration & Production Co.*	5,007,382

		21,591,970

	Oil & Gas Refining & Marketing 2.6%
391,580	World Fuel Services Corp.	10,991,651

	Personal Products 0.2%
30,965	USANA Health Sciences, Inc.*	682,159

	Property & Casualty Insurance 1.2%
210,930	Tower Group, Inc.	5,309,108

	Publishing 1.2%
208,834	Courier Corp.	5,210,408

	Regional Banks 2.6%
232,840	Commonwealth Bankshares, Inc.	3,958,280
295,910	Mercantile Bank Corp.	3,053,791
315,700	Nara Bancorp, Inc.	4,100,943

		11,113,014

	Restaurants 0.7%
183,383	Landry’s Restaurants, Inc.	2,985,475

	Semiconductors 4.6%
132,486	Intellon Corp.*	651,831
507,250	Micrel, Inc.	4,702,207
510,290	Pericom Semiconductor Corp.*	7,491,057
81,402	Power Integrations, Inc.*	2,381,823
205,556	Supertex, Inc.*	4,195,398

		19,422,316

	Specialized Finance 2.4%
88,551	GP Investments Ltd. GDR (Brazil)	2,691,028
286,980	KKR Financial Holdings, LLC	3,633,167
742,623	MicroFinancial, Inc.††	3,883,918

		10,208,113

	Specialty Stores 1.2%
562,385	Big 5 Sporting Goods Corp.	4,932,116

	Steel 3.3%
678,385	Globe Specialty Metals, Inc.* (United Kingdom)	13,906,892

	Technology Distributors 0.9%
633,658	Nu Horizons Electronics Corp.*	3,979,372

	Thrifts & Mortgage Finance 2.0%
61,760	Housing Development Finance Corp. Ltd. (India)	3,677,192
279,541	United Western Bancorp, Inc.	5,003,784

		8,680,976

	Trading Companies & Distributors 4.1%
503,609	Beacon Roofing Supply, Inc.*	5,036,090
213,625	MSC Industrial Direct Co., Inc., Class A	9,025,656
102,407	Rush Enterprises, Inc., Class A*	1,622,127
108,575	Rush Enterprises, Inc., Class B*	1,593,881

		17,277,754

Shares		Value

	Trucking 5.4%
252,570	J.B. Hunt Transport Services, Inc.	$7,938,275
219,535	Knight Transportation, Inc.	3,613,546
245,590	Old Dominion Freight Line, Inc.*	7,817,130
263,545	Vitran Corp., Inc.* (Canada)	3,760,787

		23,129,738

	Total Common Stocks (cost $450,625,373)	408,695,509

	WARRANTS 0.0%

	Gold 0.0%
5,665,000	Redcorp Ventures Ltd. expiring 7/10/09* *** † (Canada)	—

	Total Warrants (cost $0)	—

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.7%

	Repurchase Agreement 2.7%
$11,644,000	Repurchase Agreement dated 3/31/08, 1.10% due 4/1/08 with Fixed Income Clearing Corporation collateralized by $8,055,000 of United States Treasury Bonds 8.75% due 8/15/20; value: $11,881,125; repurchase proceeds: $11,644,356 (cost $11,644,000)	$11,644,000

	Total Short-Term Investments (cost $11,644,000)	11,644,000

	Total Investments (cost $462,269,373) 98.9%^^	420,339,509

	Other Assets less Liabilities 1.1%	4,671,406

	NET ASSETS 100.0%	$425,010,915

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

††Affiliated company (see Note 8).

^^The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 5.86%.

GDR Global Depositary Receipt.

PIPE Private Investment in a Public Equity.

REIT Real Estate Investment Trust.

See notes to financial statements.

MARCH 31, 2008 (UNAUDITED)

At March 31, 2008, Wasatch Small Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Bermuda	1.7
Brazil	3.3
Canada	2.8
China	1.0
Germany	1.0
Guernsey	1.3
Hong Kong	0.7
India	1.6
Panama	0.1
Singapore	1.9
Spain	0.1
United Kingdom	3.4
United States	81.1

TOTAL	100.0%

WASATCH STRATEGIC INCOME FUND (WASIX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 82.9%

	Apparel, Accessories & Luxury Goods 0.5%
600	Bijou Brigitte AG (Germany)	$94,701

	Asset Management & Custody Banks 7.8%
41,001	Apollo Investment Corp.†††	649,046
39,996	Ares Capital Corp.†††	502,750
19,600	Solar Capital, LLC* ** *** †	270,088

		1,421,884

	Automotive Retail 0.9%
10,050	Monro Muffler, Inc.†††	169,845

	Consumer Finance 3.7%
13,684	Capital One Financial Corp.†††	673,527

	Data Processing & Outsourced Services 6.4%
22,940	Paychex, Inc.†††	785,924
23,100	Redecard S.A. (Brazil)	385,176

		1,171,100

	Diversified Banks 4.4%
42,468	Bank of East Asia Ltd. (Hong Kong)	215,551
33,663	Bank of N.T. Butterfield & Son Ltd. (Bermuda)	584,053

		799,604

	Diversified Commercial & Professional Services 4.6%
18,383	LPS Brasil - Consultoria de Imoveis S.A.* (Brazil)	327,630
21,028	McGrath RentCorp†††	506,985

		834,615

	Diversified REITs 6.3%
52,320	CapitalSource, Inc.†††	505,934
25,235	iStar Financial, Inc.†††	354,047
34,265	Star Asia Finance Ltd.*** † (Guernsey)	295,707

		1,155,688

	Education Services 0.0%
9,000	Hartford Education Corp. Ltd. (Singapore)	1,140

	Gold 0.4%
295,680	Redcorp Ventures Ltd.* (Canada)	66,186

	Health Care Services 0.7%
6,840	Birner Dental Management Services, Inc.†††	127,087

	Home Improvement Retail 1.2%
7,700	Home Depot, Inc.†††	215,369

	Household Products 1.0%
2,600	Procter & Gamble Co.†††	182,182

	Hypermarkets & Super Centers 3.1%
10,630	Wal-Mart Stores, Inc.†††	559,988

	Industrial Machinery 1.7%
27,000	Weg S.A. (Brazil)	302,296

	Industrial REITs 1.1%
3,300	ProLogis	194,238

	Leisure Products 4.1%
39,905	Pool Corp.†††	753,805

	Life Sciences Tools & Services 1.1%
2,000	Eurofins Scientific (France)	199,247

Shares		Value

	Mortgage REITs 19.5%
92,155	Anthracite Capital, Inc.†††	$608,223
23,955	Arbor Realty Trust, Inc.†††	361,242
5,660	Capital Trust, Inc., Class A†††	152,537
10,100	Gramercy Capital Corp.†††	211,393
99,400	MFA Mortgage Investments, Inc.†††	626,220
77,833	New York Mortgage Trust, Inc.†††	210,149
44,295	NorthStar Realty Finance Corp.†††	361,890
28,200	Redwood Trust, Inc.†††	1,025,070

		3,556,724

	Oil & Gas Equipment & Services 0.4%
85,995	Petrowest Energy Services Trust** (Canada)	75,324

	Semiconductors 4.7%
5,770	Linear Technology Corp.†††	177,082
12,775	Maxim Integrated Products, Inc.†††	260,482
6,590	Microchip Technology, Inc.†††	215,691
8,420	Xilinx, Inc.	199,975

		853,230

	Specialized Finance 5.5%
8,100	Goldwater Bank, NA* *** †	81,000
45,479	KKR Financial Holdings, LLC†††	575,764
13,035	Oslo Bors VPS Holding ASA (Norway)	350,913

		1,007,677

	Steel 1.9%
17,185	Globe Specialty Metals, Inc.* (United Kingdom)	352,293

	Wireless Telecommunication Services 1.9%
5,400	America Movil S.A.B. de C.V., Series L ADR††† (Mexico)	343,926

	Total Common Stocks (cost $18,778,772)	15,111,676

Principal Amount		Value

	CORPORATE BONDS 2.9%

	Gold 1.3%
$299,000	Redcorp Ventures Ltd., 13.00%, 7/11/12*** † (Canada)	$247,348

	Integrated Telecommunication Services 1.6%
300,000	Broadview Networks Holdings, Inc., 11.375%, 9/1/12	285,000

	Total Corporate Bonds (cost $596,254)	532,348

Shares		Value

	RIGHTS 0.0%

	Asset Management & Custody Banks 0.0%
13,332	Ares Capital Corp.*	$7,466

	Total Rights (cost $0)	7,466

MARCH 31, 2008 (UNAUDITED)

Number of Contracts		Value

	CALL OPTIONS PURCHASED 1.1%

150	CapitalSource, Inc. expiring 4/19/08 exercise price $17.50	$750
250	CapitalSource, Inc. expiring 7/19/08 exercise price $17.50	2,500
155	General Electric Co. expiring 6/21/08 exercise price $37.50	25,575
250	Gramercy Capital Corp. expiring 4/19/08 exercise price $20	33,750
400	iStar Financial, Inc. expiring 4/19/08 exercise price $20	2,000
608	iStar Financial, Inc. expiring 7/19/08 exercise price $25	9,120
8	iStar Financial, Inc. expiring 7/19/08 exercise price $30	40
1,000	KKR Financial Holdings, LLC expiring 4/19/08 exercise price $17.50	5,000
415	KKR Financial Holdings, LLC expiring 7/19/08 exercise price $15	26,975
15	KKR Financial Holdings, LLC expiring 7/19/08 exercise price $17.50	300
350	Paychex, Inc. expiring 6/21/08 exercise price $35	50,750
400	Pool Corp. expiring 7/19/08 exercise price $22.50	22,000
25	Redwood Trust, Inc. expiring 1/17/09 exercise price $35	16,250

	Total Call Options Purchased (premium $420,440)	195,010

	PUT OPTIONS PURCHASED 0.8%

100	NovaStar Financial, Inc. expiring 1/17/09 exercise price $15	141,000

	Total Put Options Purchased (premium $105,250)	141,000

Principal Amount		Value

	SHORT-TERM INVESTMENTS 8.4%

	Repurchase Agreement 8.4%
$1,537,000	Repurchase Agreement dated 3/31/08, 1.10% due 4/1/08 with Fixed Income Clearing Corporation collateralized by $1,065,000 of United States Treasury Bonds 8.75% due 8/15/20; value: $1,570,875; repurchase proceeds: $1,537,047††† (cost $1,537,000)	$1,537,000

	Total Short-Term Investments (cost $1,537,000)	1,537,000

	Total Investments (cost $21,437,716) 96.1%^^	17,524,500

	Other Assets less Liabilities 3.9%	717,634

	NET ASSETS 100.0%	$18,242,134

Number of Contracts		Value

	PUT OPTIONS WRITTEN

125	CapitalSource, Inc. expiring 4/19/08 exercise price $15	$65,000
125	Gramercy Capital Corp. expiring 4/19/08 exercise price $17.50	4,375
89	Gramercy Capital Corp. expiring 4/19/08 exercise price $20	10,235
6	iStar Financial, Inc. expiring 4/19/08 exercise price $22.50	5,040
30	iStar Financial, Inc. expiring 7/19/08 exercise price $22.50	27,000
15	iStar Financial, Inc. expiring 7/19/08 exercise price $25	17,100
5	iStar Financial, Inc. expiring 7/19/08 exercise price $30	8,150
200	KKR Financial Holdings, LLC expiring 7/19/08 exercise price $15	68,000
353	MFA Mortgage Investments, Inc. expiring 4/19/08 exercise price $7.50	38,830
100	National Instruments Corp. expiring 6/21/08 exercise price $25	9,500
150	Pool Corp. expiring 4/19/08 exercise price $17.50	5,250

	Total Put Options Written (premium $195,078)	258,480

Shares		Value
	SECURITIES SOLD SHORT

3,500	NovaStar Financial, Inc.* (proceeds $174,927)	$6,230

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

†††All or a portion of this security has been designated as collateral for open short positions (see Note 10).

^^The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 2.80%.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2008, Wasatch Strategic Income Fund’s investments, excluding short-term investments, options written, and securities sold short, were in the following countries:

Country	%
Bermuda	3.7
Brazil	6.3
Canada	2.4
France	1.2
Germany	0.6
Guernsey	1.9
Hong Kong	1.4
Mexico	2.2
Norway	2.2
Singapore	<0.1
United Kingdom	2.2
United States	75.9

TOTAL	100.0%

WASATCH ULTRA GROWTH FUND (WAMCX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 87.7%

	Advertising 1.5%
127,215	National CineMedia, Inc.	$2,859,793

	Aerospace & Defense 0.8%
46,845	AAR Corp.*	1,277,463
42,120	Limco-Piedmont, Inc.*	285,995

		1,563,458

	Apparel Retail 0.8%
36,495	Gymboree Corp. (The)*	1,455,421

	Application Software 0.9%
31,935	FactSet Research Systems, Inc.	1,720,338

	Auto Parts & Equipment 1.0%
251,880	Martinrea International, Inc.* (Canada)	1,855,700

	Automotive Retail 0.6%
37,035	O’Reilly Automotive, Inc.*	1,056,238

	Communications Equipment 1.8%
180,575	F5 Networks, Inc.*	3,281,048

	Construction & Engineering 0.4%
1,164,000	Midas Holdings Ltd. (Singapore)	853,804

	Construction & Farm Machinery & Heavy Trucks 4.8%
75,006	Bucyrus International, Inc., Class A	7,624,360
141,835	TIL Ltd. (India)	1,338,263

		8,962,623

	Consumer Finance 0.7%
117,503	First Cash Financial Services, Inc.*	1,213,806

	Distillers & Vintners 0.7%
21,385	Central European Distribution Corp.*	1,244,393

	Distributors 1.6%
129,650	LKQ Corp.*	2,913,236

	Diversified Banks 4.2%
77,050	HDFC Bank Ltd. (India)	2,576,394
54,095	HDFC Bank Ltd. ADR (India)	5,314,293

		7,890,687

	Diversified Commercial & Professional Services 1.4%
14,040	Healthcare Services Group	289,786
36,480	IHS, Inc., Class A*	2,346,029

		2,635,815

	Education Services 0.4%
5,002	Strayer Education, Inc.	762,805

	Electrical Components & Equipment 0.4%
73,814	Orion Energy Systems, Inc.*	704,186

	Electronic Manufacturing Services 0.3%
1,369,680	Virtek Vision International, Inc.* (Canada)	493,218

	Environmental & Facilities Services 1.6%
73,210	American Ecology Corp.	1,854,409
35,370	EnergySolutions, Inc.	811,388
6,070	Stericycle, Inc.*	312,605

		2,978,402

	General Merchandise Stores 0.8%
53,040	Dollar Tree, Inc.*	1,463,374

Shares		Value

	Gold 0.4%
2,995,000	Redcorp Ventures Ltd.* (Canada)	$670,414

	Health Care Distributors 0.8%
42,882	MWI Veterinary Supply, Inc.*	1,512,019

	Health Care Equipment 6.4%
189,540	ArthroCare Corp.*	6,321,159
66,970	Cardica, Inc.*	494,908
41,966	NuVasive, Inc.*	1,448,247
44,210	ResMed, Inc.*	1,864,778
99,758	VNUS Medical Technologies, Inc.*	1,814,598

		11,943,690

	Health Care Facilities 4.9%
251,118	Psychiatric Solutions, Inc.*	8,517,922
20,245	VCA Antech, Inc.*	553,701

		9,071,623

	Health Care Services 9.9%
203,216	Healthways, Inc.* †††	7,181,653
66,745	Pediatrix Medical Group, Inc.*	4,498,613
226,560	Providence Service Corp. (The)*	6,796,800

		18,477,066

	Health Care Technology 0.8%
69,890	Computer Programs & Systems, Inc.	1,460,701

	Human Resource & Employment Services 0.3%
26,230	Resources Connection, Inc.	468,730

	Internet Software & Services 2.0%
180,805	DealerTrack Holdings, Inc.*	3,655,877

	Investment Banking & Brokerage 2.8%
58,740	FCStone Group, Inc.*	1,627,098
63,120	GFI Group, Inc.	3,616,776

		5,243,874

	IT Consulting & Other Services 6.1%
323,421	Cognizant Technology Solutions Corp., Class A*	9,324,227
1,602,000	CSE Global Ltd. (Singapore)	1,082,708
138,110	Rolta India Ltd. (India)	909,949

		11,316,884

	Leisure Facilities 1.1%
66,630	Life Time Fitness, Inc.*	2,079,522

	Life Sciences Tools & Services 1.6%
9,909	Icon plc ADR* (Ireland)	642,995
35,440	Techne Corp.*	2,387,238

		3,030,233

	Marine 2.1%
129,635	Eagle Bulk Shipping, Inc.	3,339,398
45,150	Euroseas Ltd.	541,800

		3,881,198

	Marine Ports & Services 1.4%
198,285	CAI International, Inc.*	2,549,945

	Oil & Gas Equipment & Services 2.4%
35,370	Oil States International., Inc.*	1,584,930
9,160	OYO Geospace Corp.*	416,047
627,415	Swiber Holdings Ltd.* (Singapore)	1,166,622
80,745	TETRA Technologies, Inc.*	1,279,001

		4,446,600

	Oil & Gas Exploration & Production 0.8%
70,110	Petrohawk Energy Corp.*	1,414,119

MARCH 31, 2008 (UNAUDITED)

Shares		Value

	Oil & Gas Refining & Marketing 0.2%
16,425	World Fuel Services Corp.	$461,050

	Personal Products 1.0%
37,900	Herbalife Ltd. (Cayman Islands)	1,800,250

	Publishing 1.4%
43,571	Morningstar, Inc.*	2,673,081

	Regional Banks 0.1%
18,980	Nara Bancorp, Inc.	246,550

	Semiconductor Equipment 2.8%
252,912	Tessera Technologies, Inc.*	5,260,570

	Semiconductors 11.6%
65,557	Intellon Corp.*	322,540
196,655	Netlogic Microsystems, Inc.*	4,747,252
527,785	O2Micro International Ltd. ADR* (Cayman Islands)	4,079,778
228,275	Power Integrations, Inc.*	6,679,326
120,650	Silicon Laboratories, Inc.* †††	3,805,301
376,431	SiRF Technology Holdings, Inc.*	1,916,034

		21,550,231

	Specialized Finance 0.2%
15,404	MSCI, Inc., Class A*	458,269

	Specialty Chemicals 0.4%
55,355	Flotek Industries, Inc.*	807,629

	Trucking 1.5%
88,835	Old Dominion Freight Line, Inc.*	2,827,618

	Total Common Stocks (cost $171,545,797)	163,216,088

	PREFERRED STOCKS 3.5%

	Biotechnology 0.3%
169,492	Nanosys, Inc., Series D Pfd.* *** †	500,001

	Health Care Equipment 0.5%
1,080,146	Zonare Medical Systems, Inc.,
	Series E Pfd.* *** †	895,441

	Health Care Services 0.5%
516,161	Bravo Health, Inc., Series G Pfd.* *** †	851,666
108,917	TargetRX, Inc., Series D Pfd.* *** †	1,089

		852,755

	Health Care Technology 1.2%
243,902	TherOx, Inc., Series I Pfd.* *** †	1,557,119
253,064	Transoma Medical, Inc., Series B Pfd.* *** †	733,127

		2,290,246

	Household Products 0.3%
201,613	Ophthonix, Inc., Series C Pfd.* *** †	500,000

	Integrated Telecommunication Services 0.6%
64,269	Neutral Tandem, Inc., Series C Pfd. PIPE* *** †	1,111,185

	Internet Software & Services 0.1%
91,388	Xtera Communications, Inc., Series A-1 Pfd.* *** †	99,065

	Total Preferred Stocks (cost $4,780,195)	6,248,693

Shares		Value

	LIMITED PARTNERSHIP INTEREST 1.8%

	Other 1.8%
	Montagu Newhall Global Partners II-B, L.P.*** †	$2,800,273
	Montagu Newhall Global Partners III-B, L.P.*** †	589,774

		3,390,047

	Total Limited Partnership Interest (cost $3,679,292)	3,390,047

	WARRANTS 0.0%

	Gold 0.0%
1,497,500	Redcorp Ventures Ltd. expiring 7/10/09* *** † (Canada)	—

	Health Care Equipment 0.0%
15,510	Electro-Optical Sciences, Inc. expiring 10/31/11* *** †	—
162,021	Zonare Medical Systems, Inc. expiring 6/30/11* *** †	—

		—

	Precious Metals & Minerals 0.0%
451,620	Farallon Resources Ltd. expiring 12/21/08* *** † (Canada)	24,042

	Total Warrants (cost $0)	24,042

Principal Amount		Value
	SHORT-TERM INVESTMENTS 3.4%

	Repurchase Agreement 3.4%
$6,300,000	Repurchase Agreement dated 3/31/08, 1.10% due 4/1/08 with Fixed Income Clearing Corporation collateralized by $4,360,000 of United States Treasury Bonds 8.75% due 8/15/20; value: $6,431,000; repurchase proceeds: $6,300,193††† (cost $6,300,000)	$6,300,000

	Total Short-Term Investments (cost $6,300,000)	6,300,000

	Total Investments (cost $186,305,285) 96.4%^^	179,178,870

	Other Assets less Liabilities 3.6%	6,837,980

	NET ASSETS 100.0%	$186,016,850

WASATCH ULTRA GROWTH FUND (WAMCX) — Schedule of Investments (continued)

Shares		Value

	SECURITIES SOLD SHORT

35,200	Taleo Corp., Class A*	$682,880

	Total Securities Sold Short (proceeds $901,255)	682,880

Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

†††All or a portion of this security has been designated as collateral for purchase commitments and securities sold short.

^^The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 4.26%.

ADR American Depositary Receipt.

PIPE Private Investment in a Public Equity.

See notes to financial statements.

At March 31, 2008, Wasatch Ultra Growth Fund’s investments, excluding short-term investments and securities sold short, were in the following countries:

Country	%
Canada	1.7
Cayman Islands	3.4
India	5.9
Ireland	0.4
Singapore	1.8
United States	86.8

TOTAL	100.0%

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Schedule of Investments	MARCH 31, 2008 (UNAUDITED)

Principal Amount		Value

	U.S. GOVERNMENT OBLIGATIONS 99.7%

$16,000,000	U.S. Treasury Bond, 4.50%, 2/15/36	$16,528,752
22,000,000	U.S. Treasury Bond, 4.75%, 2/15/37	23,662,034
7,000,000	U.S. Treasury Bond, 5.25%, 11/15/28	7,877,737
10,570,000	U.S. Treasury Bond, 5.25%, 2/15/29	11,913,542
3,000,000	U.S. Treasury Bond, 5.375%, 2/15/31	3,469,686
500,000	U.S. Treasury Bond, 5.50%, 8/15/28	579,688
8,100,000	U.S. Treasury Strip, principal only, 8/15/25	3,669,648
118,000,000	U.S. Treasury Strip, principal only, 11/15/27	48,527,146
16,000,000	U.S. Treasury Strip, principal only, 2/15/36	4,730,608
17,000,000	U.S. Treasury Strip, principal only, 2/15/37	4,811,255

	Total U.S. Government Obligations (cost $117,180,269)	125,770,096

	SHORT-TERM INVESTMENTS 0.2%

	Repurchase Agreement 0.2%
301,000	Repurchase Agreement dated 3/31/08, 1.10% due 4/1/08 with Fixed Income Clearing Corporation collateralized by $210,000 of United States Treasury Bonds 8.75% due 8/15/20; value: $309,750; repurchase proceeds: $301,009 (cost $301,000)	301,000

	Total Short-Term Investments (cost $301,000)	301,000

	Total Investments (cost $117,481,269) 99.9%	126,071,096

	Other Assets less Liabilities 0.1%	126,819

	NET ASSETS 100.0%	$126,197,915

	See notes to financial statements.

WASATCH FUNDS — Statements of Assets and Liabilities

	CORE GROWTH FUND	EMERGING MARKETS SMALL CAP FUND	GLOBAL SCIENCE & TECHNOLOGY FUND	HERITAGE GROWTH FUND

Assets:
Investments, at cost
Unaffiliated issuers	$816,486,491	$55,451,370	$146,185,950	$115,700,485
Affiliated issuers*	—	—	—	—
Repurchase agreements	30,057,000	1,333,000	10,689,000	4,249,000

	$846,543,491	$56,784,370	$156,874,950	$119,949,485

Investments, at market value
Unaffiliated issuers	$837,475,920	$47,424,310	$124,281,070	$119,612,215
Affiliated issuers*	—	—	—	—
Repurchase agreements	30,057,000	1,333,000	10,689,000	4,249,000

	867,532,920	48,757,310	134,970,070	123,861,215
Cash	3,468,511	790	13,882	251,151
Foreign currency on deposit (cost of $0, $17,068, $4,389, $0, $0, $215,834, $75,066, $225,586, $22,570, and $93,305, respectively)	—	17,715	4,388	—
Receivable for investment securities sold	8,915,968	317,152	1,106,828	2,526,252
Receivable from broker for securities sold short	—	—	—	59,162
Capital shares receivable	209,178	17,738	56,774	22,366
Interest and dividends receivable	1,600,181	50,727	1,123	155,282
Receivable from Investment Advisor	—	97,966	2,361	12,938
Prepaid expenses and other assets	29,056	27,114	15,142	18,300

Total Assets	881,755,814	49,286,512	136,170,568	126,906,666

Liabilities:
Options written at value (premiums of $0, $0, $0, $0, $33,305, $0, $0, $0, $479,510, and $0, respectively)	—	—	—	—
Securities sold short, at value (proceeds of $0, $0, $0, $0, $0, $0, $0, $0, $1,186,742, and $0, respectively)	—	—	—	—
Bank overdraft	—	—	—	—
Bank overdraft of foreign currency (cost of $0, $0, $0, $0, $214, $0, $0, $0, $0, and $0, respectively)	—	—	—	—
Payable for securities purchased	7,988,784	588,248	—	1,534,085
Capital shares payable	2,237,896	9,278	82,431	93,745
Accrued investment advisory fees	738,469	73,931	172,313	75,261
Accrued expenses and other liabilities	450,267	7,673	81,653	117,526
Unrealized depreciation on foreign currency contracts	—	736	5,465	—

Total Liabilities	11,415,416	679,866	341,862	1,820,617

Net Assets	$870,340,398	$48,606,646	$135,828,706	$125,086,049

Net Assets Consist of:
Capital stock	$294,898	$288,386	$115,161	$127,253
Paid-in capital in excess of par	836,671,955	57,313,430	155,490,298	117,694,940
Undistributed net investment income (loss)	768,681	(193,575)	(1,774,339)	167,944
Undistributed net realized gain (loss) on investments and foreign currency translations	11,615,496	(774,621)	3,903,429	3,184,188
Net unrealized appreciation (depreciation) on investments and foreign currency translations	20,989,368	(8,026,974)	(21,905,843)	3,911,724

Net Assets	$870,340,398	$48,606,646	$135,828,706	$125,086,049

Capital Stock, $.01 par value:
Authorized	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000
Issued and outstanding	29,489,838	28,838,596	11,516,131	12,725,320

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$29.51	$1.69	$11.79	$9.83

*	See Note 8 for information on affiliated issuers.

See notes to financial statements.

MARCH 31, 2008 (UNAUDITED)

HERITAGE VALUE FUND	INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND	MICRO CAP FUND	MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND

$4,162,840	$333,822,552	$38,189,688	$432,229,215	$88,625,740	$732,199,745
—	—	—	19,045,492	—	—
58,000	1,807,000	3,656,000	9,062,000	7,707,000	25,447,000

$4,220,840	$335,629,552	$41,845,688	$460,336,707	$96,332,740	$757,646,745

$3,853,374	$368,012,515	$39,944,472	$424,173,838	$87,698,433	$830,583,601
—	—	—	11,543,321	—	—
58,000	1,807,000	3,656,000	9,062,000	7,707,000	25,447,000

3,911,374	369,819,515	43,600,472	444,779,159	95,405,433	856,030,601
736	71	348	1,267,259	—	2,230,356
—	215,865	75,014	223,956	22,407	93,297
98,883	7,464,625	—	4,258,615	3,217,615	3,645,160
217,935	—	—	815	1,481,323	—
1,000	85,959	1,450	40,368	810	694,757
15,340	885,129	50,965	82,434	30,922	642,587
6,880	—	12,262	—	8,182	130
16,768	23,444	10,376	15,956	9,967	27,683

4,268,916	378,494,608	43,750,887	450,668,562	100,176,659	863,364,571

13,317	—	—	—	534,430	—
—	—	—	—	1,152,126	—
—	—	—	—	2,078,592	—
214	—	—	—	—	—
108,901	1,170,845	580,281	4,217,070	1,371,802	5,153,891
3,566	325,470	6,015	196,802	10,581	940,244
2,460	478,917	74,149	748,817	162,051	714,519
14,781	208,930	39,972	141,050	48,123	415,209
—	13,842	42	2,996	2,354	8

143,239	2,198,004	700,459	5,306,735	5,360,059	7,223,871

$4,125,677	$376,296,604	$43,050,428	$445,361,827	$94,816,600	$856,140,700

$4,557	$221,791	$188,099	$955,680	$440,127	$288,491
4,559,497	357,358,681	41,858,983	468,455,083	97,182,447	749,163,659
10,999	(17,105,369)	(1,942,355)	(4,010,794)	(890,043)	(2,246,685)
(159,821)	1,626,785	1,190,067	(4,469,800)	(968,657)	10,553,003
(289,555)	34,194,716	1,755,634	(15,568,342)	(947,274)	98,382,232

$4,125,677	$376,296,604	$43,050,428	$445,361,827	$94,816,600	$856,140,700

10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000
455,733	22,179,134	18,809,903	95,568,041	44,012,737	28,849,093

$9.05	$16.97	$2.29	$4.66	$2.15	$29.68

WASATCH FUNDS — Statements of Assets and Liabilities (continued)	MARCH 31, 2008 (UNAUDITED)

	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND	ULTRA GROWTH FUND	U.S. TREASURY FUND

Assets:
Investments, at cost
Unaffiliated issuers	$442,670,214	$19,900,716	$180,005,285	$117,180,269
Affiliated issuers*	7,955,159	—	—	—
Repurchase agreements	11,644,000	1,537,000	6,300,000	301,000

	$462,269,373	$21,437,716	$186,305,285	$117,481,269

Investments, at market value
Unaffiliated issuers	$404,811,591	$15,987,500	$172,878,870	$125,770,096
Affiliated issuers*	3,883,918	—	—	—
Repurchase agreements	11,644,000	1,537,000	6,300,000	301,000

	420,339,509	17,524,500	179,178,870	126,071,096
Cash	—	71,535	1,212,897	—
Foreign currency on deposit (cost of $59,232, $4,896, $4,223, and $0, respectively)	59,232	4,896	4,221	—
Receivable for investment securities sold	12,086,281	455,938	8,053,678	—
Receivable from broker for securities sold short	—	430,823	680,076	—
Capital shares receivable	253,942	5,400	110,218	76,962
Interest and dividends receivable	691,000	134,302	714	456,366
Receivable from Investment Advisor	—	7,714	—	—
Prepaid expenses and other assets	22,512	11,686	17,385	20,997

Total Assets	433,452,476	18,646,794	189,258,059	126,625,421

Liabilities:
Options written at value (premiums of $0, $195,078, $0, and $0, respectively)	—	258,480	—	—
Securities sold short, at value (proceeds of $0, $174,927, $901,255, and $0, respectively)	—	6,230	682,880	—
Bank overdraft	4,618,897	—	—	107,346
Payable for securities purchased	1,762,604	82,036	1,892,215	—
Capital shares payable	1,252,081	17,637	340,150	194,004
Accrued investment advisory fees	537,995	11,057	198,895	55,077
Accrued expenses and other liabilities	269,336	29,220	127,067	71,079
Unrealized depreciation on foreign currency contracts	648	—	2	—

Total Liabilities	8,441,561	404,660	3,241,209	427,506

Net Assets	$425,010,915	$18,242,134	$186,016,850	$126,197,915

Net Assets Consist of:
Capital stock	$1,303,578	$20,402	$96,695	$83,965
Paid-in capital in excess of par	475,437,000	22,022,996	183,380,140	123,074,896
Undistributed net investment income (loss)	(34,134)	174,229	(1,087,724)	85
Undistributed net realized gain (loss) on investments and foreign currency translations	(9,765,369)	(167,328)	10,535,783	(5,550,858)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(41,930,160)	(3,808,165)	(6,908,044)	8,589,827

Net Assets	$425,010,915	$18,242,134	$186,016,850	$126,197,915

Capital Stock, $.01 par value:
Authorized	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000
Issued and outstanding	130,357,780	2,040,206	9,669,542	8,396,503

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$3.26	$8.94	$19.24	$15.03

*	See Note 8 for information on affiliated issuers.

See notes to financial statements.

WASATCH FUNDS — Statements of Operations	FOR THE SIX MONTHS ENDED MARCH 31, 2008 (UNAUDITED)

	CORE GROWTH FUND	EMERGING MARKETS SMALL CAP FUND	GLOBAL SCIENCE & TECHNOLOGY FUND	HERITAGE GROWTH FUND

Investment Income:
Interest	$176,929	$107,217	$60,920	$39,799
Dividends[1]
Unaffiliated issuers	8,010,936	277,388	515,593	927,812
Affiliated issuers*	—	—	—	—

Total investment income	8,187,865	384,605	576,513	967,611

Expenses:
Investment advisory fees	5,292,218	404,957	1,323,795	565,493
Shareholder servicing fees	460,120	21,146	119,871	129,977
Fund administration fees	153,139	6,676	25,506	23,356
Fund accounting fees	72,768	13,947	21,398	16,486
Reports to shareholders	70,009	22,324	20,487	21,947
Custody fees	146,969	90,394	67,487	24,719
Federal and state registration fees	16,114	15,835	12,542	8,940
Legal fees	32,309	2,478	5,508	5,254
Directors’ fees	33,207	610	5,134	5,540
Audit fees	12,281	12,886	12,280	12,280
Interest	21,746	86	3,887	4,545
Other	41,860	3,010	7,711	10,029

Total expenses before reimbursement	6,352,740	594,349	1,625,606	828,566
Reimbursement of expenses by Advisor	—	(108,314)	(2,361)	(56,567)

Net Expenses	6,352,740	486,035	1,623,245	771,999

Net Investment Income (Loss)	1,835,125	(101,430)	(1,046,732)	195,612

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	34,131,551	(767,529)	5,917,816	6,280,194
Net realized gain on options written	—	—	—	61,112
Realized foreign capital gains taxes	—	—	(73,220)	—
Change in unrealized depreciation on investments and foreign currency translations	(209,869,974)	(8,026,974)	(58,948,870)	(31,461,611)

Net loss on investments	(175,738,423)	(8,794,503)	(53,104,274)	(25,120,305)

Net Decrease in Net Assets Resulting from Operations	$(173,903,298)	$(8,895,933)	$(54,151,006)	$(24,924,693)

[1]	Net of $25,907, $20,937, $10,686, and $4,955 in foreign withholding taxes, respectively.

*	See Note 8 for information on affiliated issuers.

See notes to financial statements.

WASATCH FUNDS — Statements of Operations (continued)

	HERITAGE VALUE FUND	INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND	MICRO CAP FUND

Investment Income:
Interest	$13,643	$196,682	$74,867	$173,165
Dividends[1]
Unaffiliated issuers	36,405	2,764,022	298,497	2,059,345
Affiliated issuers*	—	—	—	24,768

Total investment income	50,048	2,960,704	373,364	2,257,278

Expenses:
Investment advisory fees	13,757	3,508,164	501,409	5,381,327
Shareholder servicing fees	12,170	228,434	33,348	138,572
Fund administration fees	569	67,567	7,253	77,794
Fund accounting fees	7,186	46,746	19,884	45,100
Reports to shareholders	3,022	34,081	2,085	19,601
Custody fees	13,169	213,813	31,557	61,947
Federal and state registration fees	17,848	18,859	7,297	10,181
Legal fees	122	14,874	1,571	16,866
Directors’ fees	84	14,123	1,486	16,771
Audit fees	13,279	12,281	12,286	12,281
Dividends on securities sold short	—	—	—	—
Interest	8	14,799	117	1,285
Other	3,466	15,392	4,400	20,844

Total expenses before reimbursement	84,680	4,189,133	622,693	5,802,569
Reimbursement of expenses by Advisor	(66,002)	—	(58,492)	—

Net Expenses	18,678	4,189,133	564,201	5,802,569

Net Investment Income (Loss)	31,370	(1,228,429)	(190,837)	(3,545,291)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	(282,975)	11,686,579	3,309,866	17,818,435
Affiliated issuers*	—	—	—	(52,871)
Net realized gain on options written	136,247	—	21,037	—
Net realized gain (loss) on short positions	(986)	—	6,404	—
Realized foreign capital gains taxes	—	(502,129)	—	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(332,556)	(114,211,202)	(15,345,669)	(144,653,222)

Net gain (loss) on investments	(480,270)	(103,026,752)	(12,008,362)	(126,887,658)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(448,900)	$(104,255,181)	$(12,199,199)	$(130,432,949)

[1]Net	of $3,351, $145,513, $7,076, $46,916, $1,802, $72,199, $5,958, $1,295, $0, and $0 in foreign withholding taxes, respectively.

*	See Note 8 for information on affiliated issuers.

See notes to financial statements.

FOR THE SIX MONTHS ENDED MARCH 31, 2008 (UNAUDITED)

MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND	ULTRA GROWTH FUND	U.S. TREASURY FUND

$96,941	$145,891	$66,206	$47,806	$78,458	$2,883,480

403,636	3,718,125	5,467,960	751,649	634,950	—
—	—	37,131	—	—	—

500,577	3,864,016	5,571,297	799,455	713,408	2,883,480

1,108,615	4,942,992	3,893,293	72,382	1,483,475	313,944
57,114	498,764	305,338	25,365	149,161	76,642
16,029	142,991	75,018	2,999	34,319	18,270
19,049	69,933	39,658	7,979	23,151	9,510
6,657	86,695	54,165	5,800	20,197	8,368
30,968	61,810	76,642	10,003	31,150	1,994
9,135	16,691	14,018	7,566	10,020	14,518
3,366	28,821	17,207	643	6,938	3,120
3,256	29,884	17,463	625	7,266	3,542
12,281	12,281	12,281	12,243	12,280	12,281
—	—	20,691	850	—	—
440	33,756	56,998	615	10,163	—
6,336	37,590	22,470	3,651	11,573	5,118

1,273,246	5,962,208	4,605,242	150,721	1,799,693	467,307
(25,614)	—	—	(51,024)	—	—

1,247,632	5,962,208	4,605,242	99,697	1,799,693	467,307

(747,055)	(2,098,192)	966,055	699,758	(1,086,285)	2,416,173

(821,922)	24,680,371	5,019,206	(803,224)	24,195,363	1,142,343
214,277	—	—	—	—	—
859,251	—	274,082	142,818	224,919	—
409,459	(847,296)	862,688	1,439,965	476,408	—
—	—	—	—	—	—
(18,702,121)	(192,393,346)	(93,993,315)	(2,940,545)	(75,594,226)	7,983,408

(18,041,056)	(168,560,271)	(87,837,339)	(2,160,986)	(50,697,536)	9,125,751

$(18,788,111)	$(170,658,463)	$(86,871,284)	$(1,461,228)	$(51,783,821)	$11,541,924

WASATCH FUNDS — Statements of Changes in Net Assets

	CORE GROWTH FUND		EMERGING MARKETS SMALL CAP FUND[1]
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (Unaudited)

Operations:
Net investment income (loss)	$1,835,125	$(1,181,379)	$(101,430)
Net realized gain (loss) on investments and foreign currency translations	34,131,551	224,229,226	(767,529)
Net realized gain on options written	—	—	—
Net realized loss on short positions	—	—	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(209,869,974)	(42,206,156)	(8,026,974)

Net increase (decrease) in net assets resulting from operations	(173,903,298)	180,841,691	(8,895,933)

Dividends paid from:
Net investment income	—	(4,207,921)	(99,237)
Net realized gains	(205,306,297)	(110,525,247)	—

	(205,306,297)	(114,733,168)	(99,237)

Capital share transactions:
Shares sold	43,561,330	117,646,419	64,381,327
Shares issued to holders in reinvestment of dividends	196,357,419	110,575,393	97,575
Shares redeemed	(241,016,135)	(424,777,597)	(6,887,814)
Redemption fees	29,413	38,660	10,728

Net increase (decrease)	(1,067,973)	(196,517,125)	57,601,816

Total increase (decrease) in net assets	(380,277,568)	(130,408,602)	48,606,646

Net assets:
Beginning of period	1,250,617,966	1,381,026,568	—

End of period	$870,340,398	$1,250,617,966	$48,606,646

Undistributed net investment income (loss) included in net assets at end of period	$768,681	$(869,706)	$(193,575)

Capital share transactions — shares:
Shares sold	1,237,652	2,744,829	32,595,705
Shares issued to holders in reinvestment of dividends	5,657,085	2,761,623	50,038
Shares redeemed	(6,500,645)	(10,027,035)	(3,807,147)

Net increase (decrease) in shares outstanding	394,092	(4,520,583)	28,838,596

[1]	Fund inception date was October 1, 2007.

[2]	Fund inception date was August 30, 2007.

See notes to financial statements.

MARCH 31, 2008

GLOBAL SCIENCE & TECHNOLOGY FUND		HERITAGE GROWTH FUND		HERITAGE VALUE FUND
Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (Unaudited)	Period Ended September 30, 2007[2]

$(1,046,732)	$(1,439,039)	$195,612	$(149,563)	$31,370	$2,146
5,917,816	18,704,032	6,280,194	13,060,221	(282,975)	249
—	66,092	61,112	160,696	136,247	—
(73,220)	—	—	—	(986)	—
(58,948,870)	24,259,423	(31,461,611)	17,972,838	(332,556)	43,001

(54,151,006)	41,590,508	(24,924,693)	31,044,192	(448,900)	45,396

—	—	—	(23,660)	(40,797)	—
(17,434,195)	(5,210,791)	(14,407,067)	(7,225,236)	(15,127)	—

(17,434,195)	(5,210,791)	(14,407,067)	(7,248,896)	(55,924)	—

29,299,458	79,536,256	4,801,254	27,445,666	2,731,836	2,407,615
16,802,106	4,944,636	14,080,421	6,995,484	55,698	—
(42,857,092)	(43,106,438)	(63,383,452)	(93,704,397)	(590,166)	(21,048)
26,945	29,507	1,475	5,710	749	421

3,271,417	41,403,961	(44,500,302)	(59,257,537)	2,198,117	2,386,988

(68,313,784)	77,783,678	(83,832,062)	(35,462,241)	1,693,293	2,432,384

204,142,490	126,358,812	208,918,111	244,380,352	2,432,384	—

$135,828,706	$204,142,490	$125,086,049	$208,918,111	$4,125,677	$2,432,384

$(1,774,339)	$(561,209)	$167,944	$(28,414)	$10,999	$23,446

1,886,639	4,944,939	428,310	2,286,187	275,125	239,802
1,098,177	334,097	1,267,365	596,884	5,678	—
(3,010,539)	(2,780,070)	(5,585,749)	(7,712,736)	(62,798)	(2,074)

(25,723)	2,498,966	(3,890,074)	(4,829,665)	218,005	237,728

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	INTERNATIONAL GROWTH FUND		INTERNATIONAL OPPORTUNITIES FUND
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007

Operations:
Net investment income (loss)	$(1,228,429)	$504,380	$(190,837)	$(86,961)
Net realized gain (loss) on investments and foreign currency translations	11,184,450	57,993,622	3,309,866	6,802,947
Net realized gain on options written	—	—	21,037	—
Net realized gain (loss) on short positions	—	—	6,404	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(114,211,202)	68,306,187	(15,345,669)	9,327,438

Net increase (decrease) in net assets resulting from operations	(104,255,181)	126,804,189	(12,199,199)	16,043,424

Dividends paid from:
Net investment income	(15,000,005)	—	(2,089,316)	(62,484)
Net realized gains	(53,900,641)	(69,456,586)	(8,029,593)	(2,442,244)

	(68,900,646)	(69,456,586)	(10,118,909)	(2,504,728)

Capital share transactions:
Shares sold	43,316,201	123,708,001	2,540,290	6,367,976
Shares issued to holders in reinvestment of dividends	67,298,924	67,578,664	9,911,885	2,448,543
Shares redeemed	(96,088,883)	(96,891,205)	(3,516,932)	(2,761,827)
Redemption fees	23,504	24,983	116	1,247

Net increase (decrease)	14,549,746	94,420,443	8,935,359	6,055,939

Total increase (decrease) in net assets	(158,606,081)	151,768,046	(13,382,749)	19,594,635

Net assets:
Beginning of period	534,902,685	383,134,639	56,433,177	36,838,542

End of period	$376,296,604	$534,902,685	$43,050,428	$56,433,177

Undistributed net investment income (loss) included in net assets at end of period	$(17,105,369)	$(788,351)	$(1,942,355)	$324,678

Capital share transactions — shares:
Shares sold	1,993,393	5,358,055	934,368	1,935,461
Shares issued to holders in reinvestment of dividends	3,356,555	3,306,197	3,604,322	830,015
Shares redeemed	(5,077,597)	(4,305,020)	(1,210,914)	(857,324)

Net increase (decrease) in shares outstanding	272,351	4,359,232	3,327,776	1,908,152

See notes to financial statements.

MARCH 31, 2008

MICRO CAP FUND		MICRO CAP VALUE FUND		SMALL CAP GROWTH FUND
Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007

$(3,545,291)	$(7,863,539)	$(747,055)	$(1,182,923)	$(2,098,192)	$(6,221,093)

17,765,564	100,522,049	(607,645)	18,003,142	24,680,371	141,862,791
—	162,745	859,251	950,991	—	—
—	—	409,459	(104,027)	(847,296)	(694,035)

(144,653,222)	13,434,587	(18,702,121)	4,331,292	(192,393,346)	54,045,856

(130,432,949)	106,255,842	(18,788,111)	21,998,475	(170,658,463)	188,993,519

—	—	—	—	—	—
(98,389,979)	(67,720,917)	(16,429,060)	(18,395,781)	(120,648,854)	(92,697,704)

(98,389,979)	(67,720,917)	(16,429,060)	(18,395,781)	(120,648,854)	(92,697,704)

8,259,068	15,698,971	4,327,564	12,406,622	61,486,810	130,032,208
94,126,664	65,068,973	16,104,543	18,013,951	117,697,647	90,344,199
(59,619,191)	(71,789,168)	(10,437,972)	(9,491,736)	(107,205,833)	(476,277,049)
986	2,432	207	178	36,344	59,777

42,767,527	8,981,208	9,994,342	20,929,015	72,014,968	(255,840,865)

(186,055,401)	47,516,133	(25,222,829)	24,531,709	(219,292,349)	(159,545,050)

631,417,228	583,901,095	120,039,429	95,507,720	1,075,433,049	1,234,978,099

$445,361,827	$631,417,228	$94,816,600	$120,039,429	$856,140,700	$1,075,433,049

$(4,010,794)	$(484,240)	$(890,043)	$(121,769)	$(2,246,685)	$8,751

1,484,994	2,240,904	1,560,830	4,359,135	1,794,967	3,396,315
16,778,372	9,799,544	6,493,767	6,647,215	3,294,085	2,431,876
(10,471,622)	(10,257,044)	(4,300,950)	(3,313,686)	(3,057,940)	(12,399,974)

7,791,744	1,783,404	3,753,647	7,692,664	2,031,112	(6,571,783)

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	SMALL CAP VALUE FUND		STRATEGIC INCOME FUND
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007

Operations:
Net investment income (loss)	$966,055	$1,285,182	$699,758	$974,264
Net realized gain (loss) on investments and foreign currency translations	5,019,206	155,779,277	(803,224)	52,706
Net realized gain on options written	274,082	1,078,508	142,818	24,907
Net realized gain (loss) on short positions	862,688	—	1,439,965	1,290,734
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(93,993,315)	(74,483,105)	(2,940,545)	(1,281,957)

Net increase (decrease) in net assets resulting from operations	(86,871,284)	83,659,862	(1,461,228)	1,060,654

Dividends paid from:
Net investment income	(1,304,044)	(4,575,097)	(606,094)	(903,928)
Net realized gains	(141,787,741)	(84,556,633)	(2,217,011)	(54,564)

	(143,091,785)	(89,131,730)	(2,823,105)	(958,492)

Capital share transactions:
Shares sold	31,718,013	91,496,417	2,334,502	21,723,688
Shares issued to holders in reinvestment of dividends	137,071,808	86,009,646	2,765,825	924,221
Shares redeemed	(174,464,608)	(176,041,666)	(6,197,344)	(11,873,932)
Redemption fees	11,703	19,685	2,268	13,045

Net increase (decrease)	(5,663,084)	1,484,082	(1,094,749)	10,787,022

Total increase (decrease) in net assets	(235,626,153)	(3,987,786)	(5,379,082)	10,889,184

Net assets:
Beginning of period	660,637,068	664,624,854	23,621,216	12,732,032

End of period	$425,010,915	$660,637,068	$18,242,134	$23,621,216

Undistributed net investment income (loss) included in net assets at end of period	$(34,134)	$333,131	$174,229	$85,088

Capital share transactions — shares:
Shares sold	8,356,827	17,057,164	241,983	1,898,641
Shares issued to holders in reinvestment of dividends	38,503,317	17,133,396	292,625	81,799
Shares redeemed	(43,148,262)	(33,076,044)	(641,039)	(1,048,448)

Net increase (decrease) in shares outstanding	3,711,882	1,114,516	(106,431)	931,992

See notes to financial statements.

MARCH 31, 2008

ULTRA GROWTH FUND		U.S. TREASURY FUND
Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007

$(1,086,285)	$(3,175,443)	$2,416,173	$7,950,767
24,195,363	28,644,421	1,142,343	(899,982)
224,919	18,525	—	—
476,408	(119,136)	—	—
(75,594,226)	35,146,031	7,983,408	(3,610,027)

(51,783,821)	60,514,398	11,541,924	3,440,758

—	—	(2,415,805)	(7,951,409)
(32,302,048)	(21,145,437)	—	—

(32,302,048)	(21,145,437)	(2,415,805)	(7,951,409)

14,117,221	20,390,670	44,398,828	57,301,220
31,508,336	20,567,611	2,211,192	7,407,666
(44,160,287)	(118,109,285)	(45,396,998)	(149,451,060)
4,339	8,878	70,852	46,441

1,469,609	(77,142,126)	1,283,874	(84,695,733)

(82,616,260)	(37,773,165)	10,409,993	(89,206,384)

268,633,110	306,406,275	115,787,922	204,994,306

$186,016,850	$268,633,110	$126,197,915	$115,787,922

$(1,087,724)	$(759)	$85	$(283)

580,185	809,631	2,994,322	4,157,573
1,297,707	848,849	149,464	539,219
(1,877,094)	(4,710,330)	(3,113,263)	(10,853,212)

798	(3,051,850)	30,523	(6,156,420)

WASATCH FUNDS — Financial Highlights

CORE GROWTH FUND	Six Months Ended March 31 (Unaudited)	Year Ended September 30
(for a share outstanding throughout each period)	2008	2007	2006	2005	2004	2003

Net asset value, beginning of period	$42.98	$41.08	$43.92	$38.49	$33.54	$25.46

Income (loss) from investment operations:
Net investment income (loss)	0.06	(0.05)	0.17	0.56	0.13	(0.01)
Net realized and unrealized gains (losses) on investments	(5.72)	5.65	0.90	6.41	4.84	8.09
Net increase from payment by affiliate	—	—	—	— [1]	—	—

Total from investment operations	(5.66)	5.60	1.07	6.97	4.97	8.08

Redemption fees (see Note 2)	— [1]	— [1]	— [1]	— [1]	— [1]	—	[1]

Less distributions:
Dividends from net investment income	—	(0.14)	(0.63)	(0.22)	(0.02)	—
Distributions from net realized gains	(7.81)	(3.56)	(3.28)	(1.32)	—	—

Total distributions	(7.81)	(3.70)	(3.91)	(1.54)	(0.02)	—

Net asset value, end of period	$29.51	$42.98	$41.08	$43.92	$38.49	$33.54

Total return2 4	(15.90)%	14.28%	2.46%	18.58%	14.80%	31.68%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$870,340	$1,250,618	$1,381,027	$1,704,690	$1,496,969	$1,318,341
Ratio of expenses to average net assets[3]	1.20%	1.18%	1.17%	1.20%	1.21%	1.25%
Ratio of net investment income (loss) to average net assets[3]	0.35%	(0.09)%	0.38%	1.30%	0.34%	(0.02)%
Portfolio turnover rate[2]	23%	54%	42%	42%	47%	47%

EMERGING MARKETS SMALL CAP FUND	Six Months Ended March 31 (Unaudited)
(for a share outstanding throughout each period)	2008[5]

Net asset value, beginning of period	$2.00

Loss from investment operations:
Net investment loss	(0.01)
Net realized and unrealized losses on investments	(0.30)

Total from investment operations	(0.31)

Redemption fees (see Note 2)	— [1]

Total distributions	—

Net asset value, end of period	$1.69

Total return[2]	(15.83)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$48,607
Ratio of expenses to average net assets:
Net of waivers and reimbursements[3]	2.10%
Before waivers and reimbursements[3]	2.57%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements[3]	(0.44)%
Before waivers and reimbursements[3]	(0.91)%
Portfolio turnover rate[2]	6%

[1]	Represents amounts less than $.005 per share.

[2]	Not annualized for periods less than one year.

[3]	Annualized.
[4]

In 2005, 0.03% of the Fund’s total return consisted of a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies. Excluding this item, the total return would have been 18.55%.

[5]	Fund inception date was October 1, 2007.

See notes to financial statements.

MARCH 31, 2008

GLOBAL SCIENCE & TECHNOLOGY FUND	Six Months Ended March 31 (Unaudited)	Year Ended September 30
(for a share outstanding throughout each period)	2008	2007	2006	2005		2004	2003

Net asset value, beginning of period	$17.69	$13.97	$12.98	$10.15		$10.73	$6.38

Income (loss) from investment operations:
Net investment loss	(0.09)	(0.12)	(0.14)	(0.16)		(0.18)	(0.13)
Net realized and unrealized gains (losses) on investments	(4.33)	4.43	1.40	2.99		(0.41)	4.47
Net increase from payment by affiliate	—	—	—	—	[1]	—	—

Total from investment operations	(4.42)	4.31	1.26	2.83		(0.59)	4.34

Redemption fees (see Note 2)	—	— [1]	— [1]	—	[1]	0.01	0.01

Less distributions:
Distributions from net realized gains	(1.48)	(0.59)	(0.27)	—		—	—

Total distributions	(1.48)	(0.59)	(0.27)	—		—	—

Net asset value, end of period	$11.79	$17.69	$13.97	$12.98		$10.15	$10.73

Total return[3] [5]	(26.90)%	31.63%	9.81%	27.88%		(5.49)%	68.34%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$135,829	$204,142	$126,359	$89,353		$69,301	$51,517
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	1.84%	1.85%	1.94%	1.95%		1.95%	1.95%
Before waivers and reimbursements[4]	1.84%	1.85%	1.94%	1.97%		1.97%	2.13%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements[4]	(1.19)%	(0.97)%	(1.15)%	(1.52)%		(1.66)%	(1.87)%
Before waivers and reimbursements[4]	(1.19)%	(0.97)%	(1.15)%	(1.54)%		(1.68)%	(2.05)%
Portfolio turnover rate[3]	37%	78%	58%	80%		55%	88%

HERITAGE GROWTH FUND	Six Months Ended March 31 (Unaudited)	Year or Period Ended September 30
(for a share outstanding throughout each period)	2008	2007	2006	2005		2004[2]

Net asset value, beginning of period	$12.57	$11.40	$11.43	$9.86		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.01)	— [1]	0.02		— [1]
Net realized and unrealized gains (losses) on investments	(1.69)	1.53	0.28	1.55		(0.14)
Net increase from payment by affiliate	—	—	—	—	[1]	—

Total from investment operations	(1.68)	1.52	0.28	1.57		(0.14)

Redemption fees (see Note 2)	—	— [1]	— [1]	—	[1]	— [1]

Less distributions:
Dividends from net investment income	—	— [1]	(0.01)	—		—
Distributions from net realized gains	(1.06)	(0.35)	(0.30)	—	[1]	—

Total distributions	(1.06)	(0.35)	(0.31)	—	[1]	—

Net asset value, end of period	$9.83	$12.57	$11.40	$11.43		$9.86

Total return3 5	(14.31)%	13.59%	2.46%	15.95%		(1.40)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$125,086	$208,918	$244,380	$304,670		$128,136
Ratio of expenses to average net assets (including interest expense):
Net of waivers and reimbursements[4]	0.96%	0.95%	0.95%	0.95%		0.95%
Before waivers and reimbursements[4]	1.03%	0.95%	0.95%	0.99%		1.26%
Ratio of expenses to average net assets (excluding interest expense):
Net of waivers and reimbursements[4]	0.95%	0.95%	0.95%	0.95%		0.95%
Before waivers and reimbursements[4]	1.02%	0.95%	0.95%	0.99%		1.26%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements[4]	0.24%	(0.06)%	0.01%	0.17%		(0.01)%
Before waivers and reimbursements[4]	0.17%	(0.06)%	0.01%	0.13%		(0.32)%
Portfolio turnover rate[3]	25%	56%	54%	36%		5%
[1]	Represents amounts less than $.005 per share.

[2]	Fund inception date was June 18, 2004.

[3]	Not annualized for periods less than one year.

[4]	Annualized.
[5]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

See notes to financial statements.

WASATCH FUNDS — Financial Highlights (continued)

HERITAGE VALUE FUND	Six Months Ended March 31 (Unaudited)	Period Ended September 30
(for a share outstanding throughout each period)	2008	2007[1]

Net asset value, beginning of period	$10.23	$10.00

Income (loss) from investment operations:
Net investment income	0.03	0.01
Net realized and unrealized gains (losses) on investments	(1.07)	0.22

Total from investment operations	(1.04)	0.23

Redemption fees (see Note 2)	— [2]	—	[2]

Less distributions:
Dividends from net investment income	(0.10)	—
Distributions from net realized gains	(0.04)	—

Total distributions	(0.14)	—

Net asset value, end of period	$9.05	$10.23

Total return[3]	(10.41)%	2.40%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$4,126	$2,432
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	0.95%	0.95%
Before waivers and reimbursements[4]	4.31%	24.78%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements[4]	1.60%	1.49%
Before waivers and reimbursements[4]	(1.76)%	(22.34)%
Portfolio turnover rate[3]	98%	0%

INTERNATIONAL GROWTH FUND	Six Months Ended March 31 (Unaudited)	Year Ended September 30
(for a share outstanding throughout each period)	2008	2007		2006		2005	2004		2003

Net asset value, beginning of period	$24.42	$21.83		$18.50		$14.71	$12.06		$8.85

Income (loss) from investment operations:
Net investment income (loss)	(0.05)	0.03		(0.09)		(0.10)	(0.11)		(0.07)
Net realized and unrealized gains (losses) on investments	(4.28)	6.61		3.42		3.91	2.76		3.28
Net increase from payment by affiliate	—	—		—		0.01	—		—

Total from investment operations	(4.33)	6.64		3.33		3.82	2.65		3.21

Redemption fees (see Note 2)	— [2]	—	[2]	—	[2]	— [2]	—	[2]	—	[2]

Less distributions:
Dividends from net investment income	(0.68)	—		—		—	—		—
Distributions from net realized gains	(2.44)	(4.05)		—	[2]	(0.03)	—		—

Total distributions	(3.12)	(4.05)		—	[2]	(0.03)	—		—

Net asset value, end of period	$16.97	$24.42		$21.83		$18.50	$14.71		$12.06

Total return[3] 5 6	(19.69)%	34.02%		18.00%		26.02%	21.97%		36.27%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$376,297	$534,903		$383,135		$338,792	$196,990		$44,482
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	1.79%	1.76%		1.78%		1.84%	1.92%		1.95%
Before waivers and reimbursements[4]	1.79%	1.76%		1.78%		1.84%	1.92%		2.30%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements[4]	(0.53)%	0.11%		(0.42)%		(0.64)%	(1.06)%		(1.12)%
Before waivers and reimbursements[4]	(0.53)%	0.11%		(0.42)%		(0.64)%	(1.06)%		(1.47)%
Portfolio turnover rate[3]	21%	60%		64%		32%	31%		62%
[1]	Fund inception date was August 30, 2007.

[2]	Represents amounts less than $.005 per share.

[3]	Not annualized for periods less than one year.

[4]	Annualized.
[5]

In 2005, 0.07% of the Fund’s total return consisted of a voluntary reimbursement by the Advisor for a realized investment loss. Excluding this item, the total return would have been 25.95%. The Fund’s total return also included, in 2005, a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

[6]	In 2006, the Fund’s total return included a voluntary reimbursement by the Advisor for an amount relating to an incorrect settlement that had no impact on the total return.

See notes to financial statements.

MARCH 31, 2008

INTERNATIONAL OPPORTUNITIES FUND	Six Months Ended March 31 (Unaudited)	Year or Period Ended September 30
(for a share outstanding throughout each period)	2008	2007	2006	2005[1]

Net asset value, beginning of period	$3.65	$2.71	$2.19	$2.00

Income (loss) from investment operations:
Net investment income (loss)	0.02	(0.01)	(0.01)	—	[2]
Net realized and unrealized gains (losses) on investments	(0.71)	1.13	0.53	0.19

Total from investment operations	(0.69)	1.12	0.52	0.19

Redemption fees (see Note 2)	— [2]	— [2]	— [2]	—	[2]

Less distributions:
Dividends from net investment income	(0.14)	— [2]	—	—
Distributions from net realized gains	(0.53)	(0.18)	—	—

Total distributions	(0.67)	(0.18)	—	—

Net asset value, end of period	$2.29	$3.65	$2.71	$2.19

Total return[3]	(21.06)%	42.73%	23.74%	9.50%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$43,050	$56,433	$36,839	$29,440
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	2.25%	2.25%	2.25%	2.25%
Before waivers and reimbursements[4]	2.48%	2.51%	2.62%	3.09%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements[4]	(0.76)%	(0.18)%	(0.29)%	(0.21)%
Before waivers and reimbursements[4]	(0.99)%	(0.44)%	(0.66)%	1.05%
Portfolio turnover rate[3]	33%	54%	43%	12%

MICRO CAP FUND	Six Months Ended March 31 (Unaudited)	Year Ended September 30
(for a share outstanding throughout each period)	2008	2007	2006	2005		2004	2003

Net asset value, beginning of period	$7.19	$6.79	$7.58	$7.05		$6.98	$5.01

Income (loss) from investment operations:
Net investment loss	(0.04)	(0.09)	(0.10)	(0.11)		(0.15)	(0.12)
Net realized and unrealized gains (losses) on investments	(1.32)	1.29	0.65	1.70		0.81	2.43
Net increase from payment by affiliate	—	—	—	—	[2]	—	—

Total from investment operations	(1.36)	1.20	0.55	1.59		0.66	2.31

Redemption fees (see Note 2)	— [2]	— [2]	— [2]	—	[2]	— [2]	— [2]

Less distributions:
Distributions from net realized gains	(1.17)	(0.80)	(1.34)	(1.06)		(0.59)	(0.34)

Total distributions	(1.17)	(0.80)	(1.34)	(1.06)		(0.59)	(0.34)

Net asset value, end of period	$4.66	$7.19	$6.79	$7.58		$7.05	$6.98

Total return[3] [5]	(21.22)%	18.72%	8.51%	26.42%		9.96%	50.28%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$445,362	$631,417	$583,901	$579,244		$518,291	$517,179
Ratio of expenses to average net assets[4]	2.16%	2.14%	2.14%	2.18%		2.19%	2.24%
Ratio of net investment loss to average net assets[4]	(1.32)%	(1.25)%	(1.39)%	(1.58)%		(1.95)%	(2.13)%
Portfolio turnover rate[3]	30%	48%	46%	50%		56%	50%
[1]	Fund inception date was January 27, 2005.

[2]	Represents amounts less than $.005 per share.

[3]	Not annualized for periods less than one year.

[4]	Annualized.
[5]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

See notes to financial statements.

WASATCH FUNDS — Financial Highlights (continued)

MICRO CAP VALUE FUND	Six Months Ended March 31 (Unaudited)	Year or Period Ended September 30
(for a share outstanding throughout each period)	2008	2007	2006	2005	2004		2003[1]

Net asset value, beginning of period	$2.98	$2.93	$2.72	$2.57	$2.09		$2.00

Income (loss) from investment operations:
Net investment loss	(0.01)	(0.03)	(0.03)	(0.04)	(0.05)		(0.01)
Net realized and unrealized gains (losses) on investments	(0.41)	0.64	0.50	0.49	0.53		0.10
Net increase from payment by affiliate	—	—	—	— [2]	—		—

Total from investment operations	(0.42)	0.61	0.47	0.45	0.48		0.09

Redemption fees (see Note 2)	— [2]	— [2]	— [2]	— [2]	—	[2]	—	[2]

Less distributions:
Distributions from net realized gains	(0.41)	(0.56)	(0.26)	(0.30)	—	[2]	—

Total distributions	(0.41)	(0.56)	(0.26)	(0.30)	—	[2]	—

Net asset value, end of period	$2.15	$2.98	$2.93	$2.72	$2.57		$2.09

Total return3 5	(15.99)%	22.84%	18.89%	19.87%	23.06%		4.50%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$94,817	$120,039	$95,508	$86,903	$84,835		$70,706
Ratio of expenses to average net assets:
Net of waivers and reimbursements4 6	2.25%	2.25%	2.25%	2.25%	2.27%		2.50%
Before waivers and reimbursements[4]	2.30%	2.30%	2.33%	2.36%	2.38%		2.73%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements[4]	(1.35)%	(1.06)%	(0.99)%	(1.41)%	(1.76)%		(1.97)%
Before waivers and reimbursements[4]	(1.40)%	(1.11)%	(1.07)%	(1.52)%	(1.87)%		(2.20)%
Portfolio turnover rate[3]	61%	105%	95%	85%	101%		4%

SMALL CAP GROWTH FUND	Six Months Ended March 31 (Unaudited)	Year Ended September 30
(for a share outstanding throughout each period)	2008	2007	2006	2005	2004		2003

Net asset value, beginning of period	$40.10	$36.99	$41.23	$34.94	$32.43		$23.83

Income (loss) from investment operations:
Net investment loss	(0.05)	(0.25)	(0.26)	(0.25)	(0.33)		(0.28)
Net realized and unrealized gains (losses) on investments	(5.78)	6.28	0.84	7.32	3.01		8.88
Net increase from payment by affiliate	—	—	—	— [2]	—		—

Total from investment operations	(5.83)	6.03	0.58	7.07	2.68		8.60

Redemption fees (see Note 2)	— [2]	— [2]	— [2]	— [2]	—	[2]	—	[2]

Less distributions:
Distributions from net realized gains	(4.59)	(2.92)	(4.82)	(0.78)	(0.17)		—	[2]

Total distributions	(4.59)	(2.92)	(4.82)	(0.78)	(0.17)		—	[2]

Net asset value, end of period	$29.68	$40.10	$36.99	$41.23	$34.94		$32.43

Total return3 7	(16.47)%	16.94%	1.40%	20.73%	8.27%		36.15%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$856,141	$1,075,433	$1,234,978	$1,357,862	$1,191,702		$1,134,398
Ratio of expenses to average net assets4 8	1.21%	1.19%	1.18%	1.18%	1.20%		1.25%
Ratio of net investment loss to average net assets[4]	(0.42)%	(0.52)%	(0.64)%	(0.62)%	(0.91)%		(1.08)%
Portfolio turnover rate[3]	23%	43%	41%	36%	41%		63%
[1]	Fund inception date was July 28, 2003.

[2]	Represents amounts less than $.005 per share.

[3]	Not annualized for periods less than one year.

[4]	Annualized.

[5]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for a realized investment loss that had no impact on the total return.
[6]

On February 1, 2004, the Advisor reduced the contractual expense limitation from 2.50% to 2.25% through January 31, 2005. As a result, the effective expense ratio net of waivers and reimbursements for the period ended September 30, 2004 was 2.27%.

[7]

In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return. The effect of net realized gains on the disposal of investments in violation of an investment restriction on total return was less than 0.01%.

[8]	In 2006, the Fund received a reimbursement of investment advisory fees, which had an impact on the Fund’s expense ratio of less than 0.01%.

See notes to financial statements.

MARCH 31, 2008

SMALL CAP VALUE FUND	Six Months Ended March 31 (Unaudited)	Year Ended September 30
(for a share outstanding throughout each period)	2008	2007	2006	2005		2004		2003

Net asset value, beginning of period	$5.22	$5.29	$5.67	$5.54		$4.62		$3.21

Income (loss) from investment operations:
Net investment income (loss)	0.01	0.01	0.05	0.05		(0.01)		(0.02)
Net realized and unrealized gains (losses) on investments	(0.67)	0.67	0.36	0.86		0.93		1.43
Net increase from payment by affiliate	—	—	—	—	[1]	—		—

Total from investment operations	(0.66)	0.68	0.41	0.91		0.92		1.41

Redemption fees (see Note 2)	— [1]	— [1]	— [1]	—	[1]	—	[1]	—	[1]

Less distributions:
Dividends from net investment income	(0.01)	(0.04)	(0.07)	—		—		—
Distributions from net realized gains	(1.29)	(0.71)	(0.72)	(0.78)		—	[1]	—

Total distributions	(1.30)	(0.75)	(0.79)	(0.78)		—	[1]	—

Net asset value, end of period	$3.26	$5.22	$5.29	$5.67		$5.54		$4.62

Total return[2] [5]	(14.75)%	13.32%	7.88%	19.47%		19.73%		43.93%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$425,011	$660,637	$664,625	$734,842		$734,266		$651,261
Ratio of expenses to average net assets[3]	1.77%	1.69%	1.68%	1.72%		1.73%		1.78%
Ratio of net investment income (loss) to average net assets[3]	0.37%	0.18%	0.81%	0.94%		(0.26)%		(0.43)%
Portfolio turnover rate[2]	24%	84%	40%	43%		56%		69%

STRATEGIC INCOME FUND	Six Months Ended March 31 (Unaudited)	Year or Period Ended September 30
(for a share outstanding throughout each period)	2008	2007	2006[4]

Net asset value, beginning of period	$11.00	$10.48	$10.00

Income (loss) from investment operations:
Net investment income	0.36	0.48	0.31
Net realized and unrealized gains (losses) on investments	(0.97)	0.54	0.44

Total from investment operations	(0.61)	1.02	0.75

Redemption fees (see Note 2)	— [1]	0.01	— [1]

Less distributions:
Dividends from net investment income	(0.31)	(0.47)	(0.27)
Distributions from net realized gains	(1.14)	(0.04)	—

Total distributions	(1.45)	(0.51)	(0.27)

Net asset value, end of period	$8.94	$11.00	$10.48

Total return[2]	(6.20)%	9.77%	7.58%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$18,242	$23,621	$12,732
Ratio of expenses to average net assets (including interest and dividend payments for securities sold short):
Net of waivers and reimbursements[3]	0.96%	1.05%	0.95%
Before waivers and reimbursements[3]	1.45%	1.57%	2.66%
Ratio of expenses to average net assets (excluding interest and dividend payments for securities sold short):
Net of waivers and reimbursements[3]	0.95%	0.95%	0.95%
Before waivers and reimbursements[3]	1.44%	1.47%	2.66%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements[3]	6.77%	4.14%	5.40%
Before waivers and reimbursements[3]	6.28%	3.62%	3.69%
Portfolio turnover rate[2]	27%	86%	14%
[1]	Represents amounts less than $.005 per share.

[2]	Not annualized for periods less than one year.

[3]	Annualized.

[4]	Fund inception date was February 1, 2006.
[5]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

See notes to financial statements.

WASATCH FUNDS — Financial Highlights (continued)	MARCH 31, 2008

ULTRA GROWTH FUND	Six Months Ended March 31 (Unaudited)	Year Ended September 30
(for a share outstanding throughout each period)	2008	2007	2006	2005	2004	2003

Net asset value, beginning of period	$27.78	$24.09	$27.98	$24.07	$25.43	$16.52

Income (loss) from investment operations:
Net investment loss	(0.11)	(0.33)	(0.34)	(0.38)	(0.42)	(0.29)
Net realized and unrealized gains (losses) on investments	(4.91)	5.80	0.23	5.26	(0.68)	9.19
Net increase from payment by affiliate	—	—	—	— [1]	—	—

Total from investment operations	(5.02)	5.47	(0.11)	4.88	(1.10)	8.90

Redemption fees (see Note 2)	— [1]	— [1]	— [1]	— [1]	— [1]	0.01

Less distributions:
Distributions from net realized gains	(3.52)	(1.78)	(3.78)	(0.97)	(0.26)	—

Total distributions	(3.52)	(1.78)	(3.78)	(0.97)	(0.26)	—

Net asset value, end of period	$19.24	$27.78	$24.09	$27.98	$24.07	$25.43

Total return2 4	(20.75)%	23.80%	(0.48)%	21.00%	(4.44)%	53.93%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$186,017	$268,633	$306,406	$389,894	$427,013	$538,939
Ratio of expenses to average net assets[3]	1.52%	1.49%	1.48%	1.50%	1.50%	1.57%
Ratio of net investment loss to average net assets[3]	(0.92)%	(1.12)%	(1.19)%	(1.30)%	(1.39)%	(1.50)%
Portfolio turnover rate[2]	40%	55%	76%	65%	67%	76%

U.S. TREASURY FUND	Six Months Ended March 31 (Unaudited)	Year Ended September 30
(for a share outstanding throughout each period)	2008	2007	2006	2005	2004	2003

Net asset value, beginning of period	$13.84	$14.12	$14.68	$13.77	$13.68	$14.04

Income (loss) from investment operations:
Net investment income	0.30	0.64	0.39	0.45	0.70	0.72
Net realized and unrealized gains (losses) on investments	1.18	(0.29)	(0.24)	1.05	0.11	(0.48)

Total from investment operations	1.48	0.35	0.15	1.50	0.81	0.24

Redemption fees (see Note 2)	0.01	0.01	0.01	0.01	0.01	0.03

Less distributions:
Dividends from net investment income	(0.30)	(0.64)	(0.72)	(0.60)	(0.73)	(0.63)

Total distributions	(0.30)	(0.64)	(0.72)	(0.60)	(0.73)	(0.63)

Net asset value, end of period	$15.03	$13.84	$14.12	$14.68	$13.77	$13.68

Total return[2]	10.79%	2.68%	1.21%	11.41%	6.27%	2.17%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$126,198	$115,788	$204,994	$82,599	$45,088	$67,134
Ratio of expenses to average net assets:
Net of waivers and reimbursements[3]	0.74%	0.71%	0.72%	0.75%	0.75%	0.75%
Before waivers and reimbursements[3]	0.74%	0.71%	0.72%	0.86%	0.94%	0.91%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements[3]	3.85%	4.23%	4.21%	4.01%	4.50%	4.67%
Before waivers and reimbursements[3]	3.85%	4.23%	4.21%	3.90%	4.31%	4.51%
Portfolio turnover rate[2]	18%	19%	2%	19%	4%	37%
[1]	Represents amounts less than $.005 per share.

[2]	Not annualized for periods less than one year.

[3]	Annualized.
[4]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

See notes to financial statements.

WASATCH FUNDS — Notes to Financial Statements	MARCH 31, 2008 (UNAUDITED)

1. ORGANIZATION

Wasatch Funds, Inc. is a Minnesota corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 14 series or “funds” (each a “Fund” and collectively the “Funds”). The Core Growth, Global Science & Technology, Heritage Growth, International Growth, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Ultra Growth and the Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”) are each diversified funds. The Emerging Markets Small Cap, Heritage Value, International Opportunities and Strategic Income Funds are each non-diversified funds. Each Fund maintains its own investment objective. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the “Advisor”) as investment advisor.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with United States of America generally accepted accounting principles (“GAAP”). The following is a summary of significant policies related to investments of the Funds held at March 31, 2008.

Valuation of Securities — Securities are valued as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities are valued using a commercial pricing service at the latest quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on Nasdaq, such securities are valued using the Nasdaq Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no sales on any exchange or market on a given day, then the security is valued at the most recent bid price. Debt securities (other than short-term instruments) are valued at current market value by a commercial pricing service, or by using the last sale or bid price. Short term securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on any exchange or market on a given day, then the option is valued at the most recent bid price. If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments will be valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Pricing Committee of the Advisor (“Pricing Committee”) with oversight by the Board of Directors. Fair value is defined as the amount the owner of a security might reasonably expect to receive upon a current sale. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, and other relevant factors.

Additionally, a Fund’s investments will be valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee would determine the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depository Receipts (“SPDRs”) and other exchange traded funds (“ETFs”); and alternative market quotes on the affected securities. In addition, the Funds may use a systematic fair valuation model provided by an independent third party in certain circumstances to assist in adjusting the valuation of foreign securities.

As of March 31, 2008, the aggregate amount of fair valued securities, excluding any foreign securities fair valued pursuant to a systematic fair valuation model, as a percentage of net assets for the Funds was as follows:

Core Growth Fund	1.71%
Emerging Markets Small Cap Fund	—
Global Science & Technology Fund	0.81%
Heritage Growth Fund	—
Heritage Value Fund	—
International Growth Fund	0.07%
International Opportunities Fund	2.67%
Micro Cap Fund	0.53%
Micro Cap Value Fund	2.43%
Small Cap Growth Fund	1.93%
Small Cap Value Fund	2.78%
Strategic Income Fund	4.90%
Ultra Growth Fund	5.19%
U.S. Treasury Fund	—

FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FAS 157.

In March 2008, the Financial Accounting Standards Board (FASB) issued FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161). SFAS 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance and cash flows. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.

WASATCH FUNDS — Notes to Financial Statements (continued)

Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rate. Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions, including currency, political, economic, regulatory, and market risks.

At March 31, 2008, the foreign currencies held by the Funds were as follows (amounts in U.S. dollars):

	Cost of Currency	Market Value of Currency
Emerging Markets Small Cap Growth Fund
Taiwan Dollar	$14,997	$15,645
Singapore Dollar	2,071	2,070

	$17,068	$17,715

Global Science & Technology Fund
Singapore Dollar	$4,389	$4,388

International Growth Fund
Bermudan Dollar	$74,540	$74,540
Euro	92,629	92,693
Japanese Yen	37,884	37,855
Singapore Dollar	10,781	10,777

	$215,834	$215,865

International Opportunities Fund
Australian Dollar	$8,167	$8,108
Japanese Yen	61,709	61,541
Singapore Dollar	1,146	1,146
Taiwan Dollar	4,044	4,219

	$75,066	$75,014

Micro Cap Fund
Australian Dollar	$225,586	$223,956

Micro Cap Value Fund
Australian Dollar	$22,570	$22,407

Small Cap Growth Fund
Bermudan Dollar	$75,689	$75,689
Singapore Dollar	17,616	17,608

	$93,305	$93,297

Small Cap Value Fund
Bermudan Dollar	$59,232	$59,232

Strategic Income Fund
Bermudan Dollar	$4,896	$4,896

Ultra Growth Fund
Singapore Dollar	$4,223	$4,221

Investment in Securities — Security transactions are accounted for on the trade date.

Short Sales — To a limited extent, the Equity Funds may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. If a fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.

Options Transactions — The Equity Funds may buy and sell put and call options, write covered put and call options, including over-the-counter options, on portfolio securities where the completion of the obligation is dependent upon the credit standing of another party. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred.

3. DISTRIBUTIONS

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually for all Funds, except for dividends from net investment income for the Strategic Income and U.S. Treasury Funds, which are declared and paid quarterly. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, undistributed net investment income (loss), and undistributed net realized gain (loss) on investments and foreign currency translations.

MARCH 31, 2008 (UNAUDITED)

4. PURCHASES AND SALES OF SECURITIES

Cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities for the period ended March 31, 2008 are summarized below:

	Core Growth Fund	Emerging Markets Small Cap Fund	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund	International Growth Fund	International Opportunities Fund
Purchases	$240,912,483	$59,020,490	$64,584,573	$40,907,335	$5,571,438	$95,781,282	$14,994,806
Sales	442,541,205	2,791,770	84,422,608	103,035,873	2,943,295	140,765,798	15,908,548

	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund
Purchases	$158,745,004	$63,972,968	$228,271,135	$123,436,777	$5,352,807	$94,444,776
Sales	218,856,878	75,705,360	303,441,446	284,025,104	7,409,627	137,246,879

Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $23,036,324 and $(22,764,014), respectively.

5. OPTIONS CONTRACTS WRITTEN

Options written activity during the period ended March 31, 2008 was as follows:

	Options Outstanding at Beginning of Period	Written	Closed	Exercised	Expired	Options Outstanding at End of Period
Heritage Growth Fund
Premium amount	$—	$62,899	$(5,590)	$—	$(57,309)	$—
Number of contracts	—	480	(84)	—	(396)	—
Heritage Value Fund
Premium amount	$3,542	$177,300	$(40,814)	$—	$(106,723)	$33,305
Number of contracts	11	811	(143)	—	(518)	161
International Opportunities Fund
Premium amount	$—	$21,037	$—	$—	$(21,037)	$—
Number of contracts	—	143	—	—	(143)	—
Micro Cap Value Fund
Premium amount	$91,902	$1,308,734	$(133,212)	$—	$(787,914)	$479,510
Number of contracts	594	8,985	(938)	—	(5,954)	2,687
Small Cap Value Fund
Premium amount	$—	$274,082	$—	$—	$(274,082)	$—
Number of contracts	—	440	—	—	(440)	—
Strategic Income Fund
Premium amount	$—	$2,242,734	$(1,944,847)	$—	$(102,809)	$195,078
Number of contracts	—	12,034	(10,436)	—	(400)	1,198
Ultra Growth Fund
Premium amount	$—	$224,919	$—	$—	$(224,919)	$—
Number of contracts	—	1,531	—	—	(1,531)	—

WASATCH FUNDS — Notes to Financial Statements (continued)

6. FEDERAL INCOME TAX INFORMATION

As of March 31, 2008, the cost and unrealized appreciation (depreciation) of securities, excluding written options and securities sold short, on a tax basis were as follows:

	Core Growth Fund	Emerging Markets Small Cap Fund	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund	International Growth Fund
Cost	$847,962,843	$56,784,370	$157,054,571	$120,371,961	$4,229,290	$336,255,719

Gross appreciation	$148,792,588	$1,738,529	$11,057,991	$15,624,126	$86,637	$78,182,988
Gross (depreciation)	(129,222,511)	(9,765,589)	(33,142,492)	(12,134,872)	(404,553)	(44,619,192)

Net appreciation (depreciation)	$19,570,077	$(8,027,060)	$(22,084,501)	$3,489,254	$(317,916)	$33,563,796

	International Opportunities Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Cost	$41,845,688	$460,360,500	$96,745,089	$761,778,362	$462,747,909	$22,008,901

Gross appreciation	$8,247,677	$67,010,614	$14,107,938	$195,129,350	$46,942,242	$1,176,311
Gross (depreciation)	(6,492,893)	(82,591,955)	(15,447,594)	(100,877,111)	(89,350,642)	(5,660,712)

Net appreciation (depreciation)	$1,754,784	$(15,581,341)	$(1,339,656)	$94,252,239	$(42,408,400)	$(4,484,401)

	Ultra Growth Fund	U.S. Treasury Fund
Cost	$187,052,859	$117,481,269

Gross appreciation	$23,907,806	$8,589,827
Gross (depreciation)	(31,781,795)	—

Net appreciation (depreciation)	$(7,873,989)	$8,589,827

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain securities gains and losses.

In June, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has determined that its evaluation of the Interpretation has resulted in no impact to the Funds’ financial statements at March 31, 2008. However, conclusions regarding FIN 48 are subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on going analysis of tax laws, regulation, and interpretations thereof.

MARCH 31, 2008 (UNAUDITED)

The components of accumulated earnings on a tax basis as of September 30, 2007 were as follows:

	Core Growth Fund	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund[1]	International Growth Fund	International Opportunities Fund
Undistributed ordinary income	$8,521,343	$5,351,619	$—	$27,540	$16,539,102	$3,291,278
Undistributed capital gains	174,694,125	10,169,156	11,322,253	—	38,373,861	4,466,603

Accumulated earnings	183,215,468	15,520,775	11,322,253	27,540	54,912,963	7,757,881
Accumulated capital and other losses	—	—	—	—	—	—
Other undistributed ordinary losses	(869,706)	(390,952)	(18,608)	(4,094)	—	(28,310)
Net unrealized appreciation*	230,237,378	36,678,625	35,291,971	43,051	136,958,996	15,591,883

Total accumulated earnings	$412,583,140	$51,808,448	$46,595,616	$66,497	$191,871,959	$23,321,454

	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund
Undistributed ordinary income	$1,153,139	$3,517,746	$—	$30,752,970	$1,200,628	$—
Undistributed capital gains	75,050,231	11,483,993	107,746,400	96,636,737	255,181	18,239,103

Accumulated earnings	76,203,370	15,001,739	107,746,400	127,389,707	1,455,809	18,239,103
Accumulated capital and other losses	—	—	—	—	—	—
Other undistributed ordinary losses	(126,003)	(17,233)	—	—	(21,730)	(759)
Net unrealized appreciation (depreciation)*	128,696,625	17,426,691	290,249,467	50,843,699	(951,010)	68,387,540

Total accumulated earnings	$204,773,992	$32,411,197	$397,995,867	$178,233,406	$483,069	$86,625,884

	U.S. Treasury Fund
Undistributed ordinary income	$129,727
Undistributed capital gains	—

Accumulated earnings	129,727
Accumulated capital and other losses	(6,693,201)
Other undistributed ordinary losses	(130,010)
Net unrealized appreciation*	606,419

Total accumulated earnings	$(6,087,065)

[1]	Inception date of the Fund was August 30, 2007.

*On	investments, securities sold short, derivatives and foreign currency denominated assets and liabilities.

Capital loss carryforwards are available through the date specified below to offset future realized net capital gains. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

Capital loss carryforwards expire September 30:

Fund	2008	2009	2010	2015
U.S. Treasury Fund	$485,296	$4,318,964	$831,495	$225,538

The U.S. Treasury Fund had $831,908 of post-October capital losses. The Core Growth, Global Science & Technology, Heritage Growth, Micro Cap, Micro Cap Value, and Ultra Growth Funds had $869,706, $390,352, $17,353, $126,003, $13,502, and $759, respectively, of post-October currency losses. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the following tax year.

WASATCH FUNDS — Notes to Financial Statements (continued)

The tax character of distributions paid during the year or period ended September 30, 2007 was as follows:

2007	Core Growth Fund	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund[1]	International Growth Fund	International Opportunities Fund
Ordinary income	$7,290,307	$—	$23,657	$—	$—	$62,484
Capital gain	107,442,861	5,210,791	7,225,239	—	69,456,586	2,442,244

Total	$114,733,168	$5,210,791	$7,248,896	$—	$69,456,586	$2,504,728

2007	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund
Ordinary income	$2,745,719	$5,585,055	$—	$13,942,266	$958,492	$5,456,463
Capital gain	64,975,198	12,810,726	92,697,704	75,189,464	—	15,688,974

Total	$67,720,917	$18,395,781	$92,697,704	$89,131,730	$958,492	$21,145,437

2007	U.S. Treasury Fund
Ordinary income	$7,951,409
Capital gain	—

Total	$7,951,409

[1]	Inception date of the Fund was August 30, 2007.

The tax character of distributions paid during the period ended September 30, 2006 was as follows:

2006	Core Growth Fund	Global Science & Technology Fund	Heritage Growth Fund	International Growth Fund	International Opportunities Fund	Micro Cap Fund
Ordinary income	$25,301,016	$—	$5,846,002	$—	$—	$9,692,672
Capital gain	122,056,473	1,860,003	2,681,242	9,365	—	91,613,465

Total	$147,357,489	$1,860,003	$8,527,244	$9,365	$—	$101,306,137

2006	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund[1]	Ultra Growth Fund	U.S. Treasury Fund
Ordinary income	$2,115,580	$3,535,845	$17,898,270	$273,109	$5,104,375	$9,215,585
Capital gain	6,129,820	156,091,699	80,331,327	—	46,249,586	—

Total	$8,245,400	$159,627,544	$98,229,597	$273,109	$51,353,961	$9,215,585

[1]	Inception date of the Fund was February 1, 2006.

The tax character of distributions paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

MARCH 31, 2008 (UNAUDITED)

7. RELATED PARTY TRANSACTIONS

Investment Advisory Fees — As the Fund’s investment advisor, the Advisor receives a monthly fee calculated on the average daily net assets of each Fund. The Advisor has contractually agreed to waive its fees and/or reimburse a Fund should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2009. Investment advisory fees and fees waived, if any, for the period ended March 31, 2008 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

	Core Growth Fund	Emerging Markets Small Cap Fund	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund	International Growth Fund
Advisory Fee	1.00%	1.75%	1.50%	0.70%	0.70%	1.50%
Expense Limitation	1.50%	2.10%	1.95%	0.95%	0.95%	1.95%

	International Opportunities Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Advisory Fee	2.00%	2.00%	2.00%	1.00%	1.50%	0.70%
Expense Limitation	2.25%	2.50%	2.25%	1.50%	1.95%	0.95%

	Ultra Growth Fund	U.S. Treasury Fund
Advisory Fee	1.25%	0.50%
Expense Limitation	1.75%	0.75%

Affiliated Interests — An officer of the Funds owns approximately 14% and 13% of the shares outstanding of the International Opportunities and Strategic Income Funds, respectively, as of March 31, 2008.

8. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the period ended March 31, 2008 with “affiliated companies” as so defined:

	Share Activity					Dividends Credited to Income for the Six Months ended 3/31/08	Gain (Loss) Realized on Sale of Shares for the Six Months ended 3/31/08
	Balance 9/30/07	Purchases/ Additions	Sales/ Reductions	Balance 3/31/08
Micro Cap Fund
AutoInfo, Inc.	2,206,015	—	259,130	1,946,885		$—	$(123,376)
Bri-Chem Corp.	969,640	—	969,640	—	*	—	(542,428)
Epic Bancorp	240,743	13,875	—	254,618		24,768	—
inTEST Corp.	584,675	—	—	584,675		—	—
SM&A	1,436,475	—	70,415	1,366,060		—	(442,409)
VNUS Medical Technologies, Inc.	979,852	83,370	339,275	723,947	*	—	1,055,342

						$24,768	$(52,871)

Micro Cap Value Fund
Guestlogix, Inc.	2,146,615	113,285	637,804	1,622,096	*	$—	$214,277

Small Cap Value Fund
MicroFinancial, Inc.	670,108	72,515	—	742,623		$37,131	$—

*	No longer affiliated as of March 31, 2008.

WASATCH FUNDS — Notes to Financial Statements (continued)

9. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee, comprised of personnel of the Advisor, with oversight by the Board of Directors and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At March 31, 2008, the Funds held the following restricted securities:

	Security Type	Acquisition Date	Acquisition Cost	Fair Value	Value as % of Net Assets
Core Growth Fund

DataPath, Inc.	Common Stock	6/23/06	$7,566,680	$2,407,580	0.28%
Solar Capital, LLC	Common Stock	3/7/07	13,200,900	12,127,227	1.39%

			$20,767,580	$14,534,807	1.67%

Global Science & Technology Fund

Acusphere, Inc.	Warrants	7/29/04 - 10/20/04	$—	$—	—
BlueArc Corp., Series DD	Preferred Stock	6/6/06	324,998	407,426	0.30%
Incipient, Inc., Series D	Preferred Stock	2/7/06	139,219	35,047	0.03%
Montagu Newhall Global Partners II-B, L.P.	LP Interest	10/10/03 - 1/15/08	342,144	311,142	0.23%
Neutral Tandem, Inc., Series C	Preferred Stock	2/2/06	111,107	305,749	0.23%
Point Biomedical Corp., Series A	Preferred Stock	12/6/07 - 12/7/07	21,508	39,337	0.03%
Xtera Communications, Inc., Series A-1	Preferred Stock	9/3/03	7,076	7,076	0.01%

			$946,052	$1,105,777	0.83%

International Growth Fund

Redcorp Ventures Ltd.	Warrants	7/5/07	$—	$—	—

International Opportunities Fund

QRSciences Holdings Ltd.	Warrants	2/7/07	$—	$—	—
Redcorp Ventures Ltd.	Warrants	7/5/07	—	—	—
Star Asia Finance Ltd.	Common Stock	2/22/07	607,350	524,143	1.22%

			$607,350	$524,143	1.22%

Micro Cap Fund

Cardica, Inc.	Warrants	6/7/07	$19,380	$210,756	0.05%
CryoCor, Inc.	Warrants	4/24/07	7,435	—	—
Familymeds Group, Inc.	Warrants	12/1/04	—	—	—
Goldwater Bank, N.A.	Common Stock	2/28/07	1,540,000	1,540,000	0.35%
Point Biomedical Corp., Series A	Preferred Stock	12/6/07 - 12/7/07	226,364	414,022	0.09%

			$1,793,179	$2,164,778	0.49%

Micro Cap Value Fund

Acusphere, Inc.	Warrants	7/29/04 -10/20/04	$—	$—	—
Cardica, Inc.	Warrants	6/7/07	9,302	101,164	0.11%
CryoCor, Inc.	Warrants	4/24/07	1,859	—	—
Electro-Optical Sciences, Inc.	Warrants	10/31/06	—	—	—
Familymeds Group, Inc.	Warrants	12/1/04	—	—	—
Farallon Resources Ltd.	Warrants	12/21/06	—	32,148	0.03%
Goldwater Bank, N.A.	Common Stock	2/28/07	419,000	419,000	0.44%
Idaho Trust Bancorp	Common Stock	8/30/06	500,004	500,004	0.53%
NeurogesX, Inc.	Warrants	12/28/07	3,800	—	—
NeurogesX, Inc. PIPE	Common Stock	12/28/07	626,226	353,292	0.37%
Point Biomedical Corp., Series A	Preferred Stock	12/6/07 - 12/7/07	45,272	82,803	0.09%
Redcorp Ventures Ltd.	Warrants	7/5/07	—	—	—

			$1,605,463	$1,488,411	1.57%

MARCH 31, 2008 (UNAUDITED)

	Security Type	Acquisition Date	Acquisition Cost	Fair Value	Value as % of Net Assets
Small Cap Growth Fund

Bravo Health, Inc., Series G	Preferred Stock	11/1/04	$571,428	$851,666	0.10%
Fluidigm Corp., Series E	Preferred Stock	12/22/06	2,500,000	2,500,000	0.29%
Incipient, Inc., Series D	Preferred Stock	2/7/06	1,860,778	468,431	0.05%
Montagu Newhall Global Partners II-B, L.P.	LP Interest	10/10/03 -1/15/08	3,421,435	2,984,112	0.35%
Montagu Newhall Global Partners III-B, L.P.	LP Interest	3/16/06 - 3/6/08	600,000	589,774	0.07%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	2,000,000	2,000,000	0.23%
Neutral Tandem, Inc., Series C	Preferred Stock	2/2/06	1,485,102	4,086,777	0.48%
Orqis Medical Corp., Series D	Preferred Stock	2/28/07	1,200,000	1,200,000	0.14%
Point Biomedical Corp., Series A	Preferred Stock	12/6/07 - 12/7/07	286,777	524,519	0.06%
TargetRX, Inc., Series D	Preferred Stock	4/8/05	769,098	3,628	—
Valera Pharmaceuticals, Inc. CSR VP003	Common Stock	2/1/06 - 2/2/06	243,922	—	—
Valera Pharmaceuticals, Inc. Ureteral Stent	Common Stock	2/1/06 - 2/2/06	162,615	—	—
Zonare Medical Systems, Inc.	Warrants	6/30/04	—	—	—
Zonare Medical Systems, Inc., Series E	Preferred Stock	6/30/04	1,500,000	1,343,162	0.16%

			$16,601,155	$16,552,069	1.93%

Small Cap Value Fund

Redcorp Ventures Ltd.	Warrants	7/5/07	$—	$—	—
Solar Capital, LLC	Common Stock	3/7/07	7,079,100	6,503,333	1.53%
Star Asia Finance Ltd.	Common Stock	2/22/07	6,000,000	5,178,000	1.22%

			$13,079,100	$11,681,333	2.75%

Strategic Income Fund

Goldwater Bank, N.A.	Common Stock	2/28/07	$81,000	$81,000	0.44%
Redcorp Ventures Ltd.	Corporate Bond	7/5/07	282,956	247,348	1.36%
Solar Capital, LLC	Common Stock	3/7/07	294,000	270,088	1.48%
Star Asia Finance Ltd.	Common Stock	2/22/07	342,650	295,707	1.62%

			$1,000,606	$894,143	4.90%

Ultra Growth Fund

Bravo Health, Inc., Series G	Preferred Stock	11/1/04	$571,428	$851,666	0.46%
Electro-Optical Sciences, Inc.	Warrants	10/31/06	—	—	—
Farallon Resources Ltd.	Warrants	12/21/06	—	24,042	0.01%
Montagu Newhall Global Partners II-B, L.P.	LP Interest	10/10/03 - 1/15/08	3,079,292	2,800,273	1.51%
Montagu Newhall Global Partners III-B, L.P.	LP Interest	3/16/06 - 3/6/08	600,000	589,774	0.32%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	500,001	500,001	0.27%
Neutral Tandem, Inc., Series C	Preferred Stock	2/2/06	403,796	1,111,185	0.60%
Ophthonix, Inc., Series C	Preferred Stock	9/23/05	500,000	500,000	0.27%
Redcorp Ventures Ltd.	Warrants	7/5/07	—	—	—
TargetRX, Inc., Series D	Preferred Stock	4/8/05	230,904	1,089	—
TherOx, Inc., Series I	Preferred Stock	7/7/05	1,000,000	1,557,119	0.84%
Transoma Medical, Inc., Series B	Preferred Stock	1/20/06	475,001	733,126	0.39%
Xtera Communications, Inc., Series A-1	Preferred Stock	9/3/03	99,065	99,065	0.05%
Zonare Medical Systems, Inc.	Warrants	6/30/04	—	—	—
Zonare Medical Systems, Inc., Series E	Preferred Stock	6/30/04	1,000,000	895,441	0.48%

			$8,459,487	$9,662,781	5.20%

LP Limited Partnership Interest

PIPE Private Investment in a Public Equity

10. PURCHASE COMMITMENTS

In September 2003, the Global Science & Technology, Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Montagu Newhall Global Partners II-B, L.P. The remaining commitment amounts at March 31, 2008 were $155,000, $1,550,000, and $1,395,000, respectively. Securities held by the Funds have been designated to meet these purchase commitments.

In November 2004, the Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire shares of Bravo Health, Inc., Series G Pfd. The remaining commitment amounts at March 31, 2008 were $428,572 per Fund. Securities held by the Funds have been designated to meet these purchase commitments.

In December 2005, the Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Montagu Newhall Global Partners III-B, L.P. The remaining commitment amounts at March 31, 2008 were $900,000 per Fund. Securities held by the Funds have been designated to meet these purchase commitments.

WASATCH FUNDS — Notes to Financial Statements (continued)

11. LINE OF CREDIT

The Equity Funds opened a $75,000,000 Line of Credit (the “Line”), of which $50,000,000 is committed, with State Street Bank and Trust Company on June 4, 2007. The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Equity Funds incur commitment fees on the undrawn portion of the committed part of the Line, and interest expense to the extent of amounts drawn (borrowed) under the entire Line. Interest is based on the federal funds rate in effect at the time of borrowing, plus a margin. Commitment fees are pro-rated among the Equity Funds based upon relative average net assets. Interest expense is charged directly to a fund based upon actual amounts borrowed by the fund.

The following Funds had borrowings:

Fund	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at March 31, 2008
Core Growth	$4,748,300	30	$19,320	4.87%	$—
Global Science & Technology	1,798,929	14	3,470	4.95%	—
Heritage Growth	1,349,091	22	4,159	5.03%	—
International Growth	3,172,325	40	13,698	3.88%	—
Micro Cap Value	246,400	5	188	5.33%	—
Small Cap Growth	4,524,849	53	31,521	4.72%	—
Small Cap Value	8,455,792	48	55,760	4.94%	—
Strategic Income	252,531	16	570	5.06%	—
Ultra Growth	2,671,323	31	9,614	4.17%	—

WASATCH FUNDS — Directors and Officers	MARCH 31, 2008 (UNAUDITED)

MANAGEMENT OF THE COMPANY

Management Information. The business affairs of Wasatch Funds are supervised by its Board of Directors. The Board consists of four directors who are elected and serve until their successors are elected and qualified.

The directors and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below.

Name, Address and Age	Position(s) Held with Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director[2]
Interested Director

Samuel S. Stewart, Jr., Ph.D. CFA[3] 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 65	President and Director	Indefinite Served as President and Director since 1986	Chairman of the Board for the Advisor since 1975; Chief Investment Officer of the Advisor since 2004; Director of Research of the Advisor from 1975 to 2004; Chairman of the Board of Wasatch Funds from 1986 to 2004.	14	None

Independent Directors

James U. Jensen, J.D., MBA 44 North Wolcott Salt Lake City, UT 84103 Age 63	Director and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Director since 1986	Co-Founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) since 2001; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	14	Bayhill Capital Corp. and private companies and foundations.

William R. Swinyard, Ph.D. 470 S. Woodland Hills Drive Woodland Hills, UT 84653 Age 67	Director and Chairman of the Audit Committee	Indefinite Served as Chairman of the Audit Committee since 2004 and Director since 1986	Professor of Business Management and Holder of the Fred G. Meyer Chair of Marketing (Emeritus), Brigham Young University since 1978.	14	None

D. James Croft, Ph.D. 9209 Hidden Creek Drive Great Falls, VA 22066-2211 Age 66	Director	Indefinite Served as Director since 2005	Consultant since 2004 and Founder and Executive Director, Mortgage Asset Research Institute from 1990 to 2004.	14	None

[1]	Director may serve until his death, resignation, removal or retirement. Each Independent Director shall retire as Director at the end of the calendar year in which he attains the age of 72 years.

[2]

Directorships are those held by a Director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

[3]	Mr. Stewart is an Interested Director because he serves as a director and officer of the Advisor.

WASATCH FUNDS — Directors and Officers (continued)

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Officers

Eric Huefner 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 43	Vice President	Indefinite Served as Vice President since February 2008	Director of Mutual Funds and Brand Management for the Advisor since 2006; Marketing Director, Campbell Soup Company, 2003-2006.	Not Applicable	Not Applicable

Daniel D. Thurber 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 38	Vice President	Indefinite Served as Vice President since February 2007	General Counsel, Chief Compliance Officer and Director of Compliance for the Advisor since 2006; Chief Compliance Officer and Secretary for Wasatch Funds from May 2006 to February 2007; Associate and Partner at Dorsey & Whitney LLP from 2001 to 2006.	Not Applicable	Not Applicable

Russell Biles 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 40	Chief Compliance Officer and Vice President	Served as Chief Compliance Officer and Vice President since February 2007	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Counsel for the Advisor since October 2006; Senior Compliance Administrator for the Advisor from October 2005 to October 2006; Attorney and Managing Member of Nicholls Nicholls Biles & Bower, LLC from 2002 to 2005.	Not Applicable	Not Applicable

Melanie H. Zimdars 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 31	Treasurer and Secretary	Indefinite Served as Treasurer and Secretary since February 2007	Treasurer and Secretary for Wasatch Funds since February 2007; Assistant Treasurer for Wasatch Funds from November 2006 to February 2007; Senior Fund Administrator for the Advisor since 2005; Compliance Officer at U.S. Bancorp Fund Services, LLC from 2001 to 2005.	Not Applicable	Not Applicable

Additional information about the Funds’ directors is provided in the Statement of Additional Information and is available without charge, upon request, by calling 800.551.1700.

WASATCH FUNDS — Supplemental Information	MARCH 31, 2008 (UNAUDITED)

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Wasatch Advisors uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information which is available without charge, upon request, on the Funds’ web site at www.wasatchfunds.com or by calling 800.551.1700 and on the Securities and Exchange Commission’s (SEC) web site at www.sec.gov.

Wasatch Funds’ proxy voting record is available on the Funds’ web site at www.wasatchfunds.com and the SEC’s web site at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-Q

The Funds file their complete schedules of investments with the SEC for their first and third fiscal quarters of each fiscal year, commencing with the quarter ended December 31, 2004, on Form N-Q. The Funds’ Form N-Q is available on the SEC’s web site at www.sec.gov, and may be viewed at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330).

THE	APPROVAL PROCESS

At a meeting held on February 20, 2008 (the “Meeting”), the Board of Directors of the Company, including the Independent Directors, unanimously approved the Advisory and Service Contract (the “Advisory Contract”) between Wasatch Funds, Inc. and Wasatch Advisors, Inc. (the “Advisor”) on behalf of each Fund (other than the Emerging Markets Small Cap Fund and the Heritage Value Fund) and the Sub-Advisory Agreement between the Advisor and Hoisington Investment Management Company (the “Sub-Advisor”) on behalf of the Wasatch-Hoisington U.S. Treasury Fund. The Emerging Markets Small Cap Fund and the Heritage Value Fund are new funds the advisory contacts of which were not subject to review at this Meeting.

In preparation for their role in the evaluation of the Advisory Contract and Sub-Advisory Agreement, the Independent Directors met with independent counsel in Executive Sessions on February 6, 2008 and February 19, 2008. In advance of these meetings, the Board received materials and other information which outlined, among other things:

•	the terms and conditions of the Advisory Contract and Sub-Advisory Agreement, including the nature, extent and quality of services provided by the Advisor and Sub-Advisor;
•	the organization and business operations of the Advisor and Sub-Advisor, including the experience of persons who will manage the respective Fund;
•

the profitability of the Advisor from serving as adviser to the respective Fund (plus financial information regarding the Sub-Advisor, profitability analysis for advisers to unaffiliated investment companies generally and the expenses of the Advisor in providing the services);

•

the management fees of the Advisor, including comparisons of such fees with the management fees of comparable, unaffiliated funds prepared by an independent third party and the Advisor’s fee schedule for other clients;

•	the sub-advisory fees of the Sub-Advisor with respect to the U.S. Treasury Fund (including the Sub-Advisor’s fee schedule for other clients);
•	the expenses of each Fund, including comparisons with the expense ratios of comparable, unaffiliated funds compiled by an independent third party;
•	the respective Fund’s past performance plus such Fund’s performance compared to funds of similar investment objectives compiled by independent third parties and with recognized benchmarks; and
•

from independent counsel, a legal memorandum outlining, among other things, the duties of the Independent Directors under the Investment Company Act of 1940 (the “1940 Act”), as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser’s fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the Board in voting on advisory agreements.

The information provided for the Meeting supplements the information the Board receives throughout the year regarding a Fund’s performance, expense ratios, portfolio composition, trade execution and sales activity. As noted, the Independent Directors met in Executive Sessions with independent counsel to discuss, among other things, the Advisory Contract and Sub-Advisory Agreement, the materials provided, and the Board’s duties in reviewing and approving advisory contracts. The Independent Directors, in consultation with independent counsel, also reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Independent Directors considered all factors they believed relevant with respect to the Funds, including the following: (a) the nature, extent and quality of the services to be provided by the Advisor and Sub-Advisor; (b) the investment performance of the respective Fund as available (as described in further detail in Section (B) below); (c) the profits to be realized by the Advisor from the relationship with the Fund; (d) the extent to which economies of scale would be realized as a Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A.	NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, extent and quality of the Advisor’s and Sub-Advisor’s services, the Independent Directors reviewed information concerning the types of services (advisory and non-advisory or administrative services) that the Advisor and Sub-Advisor provide to the respective Fund; the performance record of the applicable Fund; and information describing the Advisor’s and Sub-Advisor’s

WASATCH FUNDS — Supplemental Information (continued)

organization and business. In connection with their service as Independent Directors of the Company, the Independent Directors also periodically have met with the Advisor and Sub-Advisor’s personnel and have evaluated their professional experience, qualifications and credentials as well as their investment approach and research process. Given the Independent Directors’ experience with the Funds, Advisor and Sub-Advisor, the Independent Directors were familiar with and have a good understanding of the organization, operations, investment philosophy and personnel of the Advisor and Sub-Advisor.

In connection with their review of the advisory services being provided, the Independent Directors considered the investment philosophy and investment mandates of each Fund and whether the Advisor and Sub-Advisor (as applicable) have performed consistently with such philosophy and mandates. While the Directors believe that the Advisor and Sub-Advisor have consistently applied their traditional investment philosophy and processes in managing the applicable Funds, the Directors also have recognized the Advisor’s continual review of its research process in order to keep refining and improving its investment process. The Directors further recognized the Advisor’s management process is research intensive (reviewing, among other things, the ratio of total assets to portfolio management personnel compared to that of other unaffiliated advisors) and noted the Advisor’s significant investment in research personnel over the past several years. In its review of staffing, the Independent Directors also considered the changes to the personnel involved with the portfolio management of each Fund and its research team. The Independent Directors also reviewed the compensation arrangements of the Advisor’s personnel to evaluate the Advisor’s ability to attract and retain key employees, including portfolio managers, preserve stability and reward performance but not provide an incentive for taking undue risks. In addition to compensation, the Directors also considered the Advisor’s succession plans to preserve stability over time. In light of the regulatory emphasis on compliance, in reviewing the services that have been provided to the Funds, the Independent Directors also considered the Advisor’s compliance activities and regulatory history.

In their review of services, the Independent Directors also evaluated the quality of administrative or non-advisory services provided. The terms of the Advisory Contract provide that the Advisor shall administer the Company’s affairs to the extent requested by and subject to the supervision of the Board for the period and terms of the contract. In this regard, the Advisor provides business, administrative, compliance, marketing and other services required to operate the Funds, such as assistance with preparation and filing of regulatory and tax reports, preparation and distribution of prospectuses and shareholder reports, provision of information to Fund directors, analysis to ensure compliance with federal and state laws and regulations, valuation of portfolio securities, and oversight of the performance of the Funds’ service providers (e.g., administrator, fund accountant, transfer agent and custodian). The Advisor also pays for office space and facilities for the Funds.

With respect to the Sub-Advisor for the U.S. Treasury Fund, it was noted that the Sub-Advisory Agreement is essentially an agreement for portfolio management services only and the Sub-Advisor was not expected to supply other significant administrative services.

Based on their review, the Independent Directors found that, overall, the nature, extent and quality of services provided under the Advisory Contract and the Sub-Advisory Agreement were satisfactory on behalf of the applicable Fund.

B.	THE INVESTMENT PERFORMANCE OF THE FUNDS

In evaluating each Fund’s performance, the Directors reviewed both short-term and long-term performance of each Fund relative to its peer group and relevant benchmarks, with greater weight given to performance over longer periods of time. More specifically, the Independent Directors reviewed, among other things, materials reflecting the respective Fund’s historic performance for the one-, three-, five-, and ten-year periods ending December 31, 2007 (as applicable) compared to its respective benchmarks and unaffiliated funds in its investment category. Additionally, the Independent Directors reviewed a report prepared by an unaffiliated third party comparing the respective Fund’s total return for the one-, two-, three-, four-, five-, and ten-year periods ending December 31, 2007 (as applicable) compared to the performance of unaffiliated funds with similar investment objectives or classifications (a “Peer Group”) for the prescribed periods. In addition, the Independent Directors received reports prepared by a second unaffiliated party regarding the Funds, which generally included an analyst report on the respective Fund (other than the International Opportunities Fund, Strategic Income Fund and the U.S. Treasury Fund). This information supplemented the performance information provided to the Board at each of its quarterly meetings as well as at other meetings or executive sessions during the year in response to the Board’s requests. Further, the Independent Directors also recognized the limitations on some of the usefulness of the performance comparison information as the closest Peer Group for a Fund may not adequately reflect the Fund’s investment strategies and may be invested in sectors or industries in which the respective Fund has limited or no exposure. Based on their review and in light of the above considerations, the Independent Directors determined that the respective Fund’s investment performance over time had been satisfactory.

C.	FEES, EXPENSES AND PROFITABILITY

1. Fees and Expenses

In their evaluation of fees and expenses, the Independent Directors reviewed the Advisor’s management fees and expense ratios for each Fund and the sub-advisory fee with respect to the U.S. Treasury Fund in absolute terms as well as with comparisons of fees and expenses of funds with similar objectives. In this regard, the Independent Directors reviewed and considered, among other things, comparisons of the respective Fund’s actual management fees, total

MARCH 31, 2008 (UNAUDITED)

expenses (including and excluding 12b-1/non-12b-1 service fees), and non-management expenses (such as transfer agency, custodian, administrative and accounting fees) with those of unaffiliated funds in its Peer Group compiled by an independent third party. In reviewing fees, the Independent Directors also considered the expense limitation agreement provided by the Advisor for the Funds and the amounts the Advisor has reimbursed to the Funds for the last three fiscal years (if any) which effectively reduces the amount of advisory fees paid to the Advisor.

As noted above, the Independent Directors considered not only a Fund’s management fee, but also its total expense ratio compared to its Peer Group. In this regard, the Heritage Growth Fund, Small Cap Growth Fund and Strategic Income Fund had total expense ratios below the median in its Peer Group. The remaining Funds had advisory fees and total expense ratios higher than the median in their Peer Group. In reviewing fees, the Independent Directors considered a Fund’s performance, particularly long-term performance, in assessing the fee level. In addition to reviewing fees and expenses in absolute terms and in comparisons to peers, the Independent Directors recognized the Advisor’s research intensive investment approach and the related costs, including, in particular, the Advisor’s significant investment in its research personnel. The Independent Directors also noted the Advisor’s continued investment philosophy to close a Fund to new and/or existing investors when necessary to preserve the integrity of a Fund’s investment strategy, particularly for Funds that primarily invest in smaller companies. The Independent Directors recognized that this practice may result in the Advisor foregoing additional fees on a larger asset base and exposing the Advisor to reduced revenues from asset outflows. The Independent Directors seek to encourage the Advisor’s focus on performance as opposed to gathering additional assets under management to increase revenues. Given the foregoing, the Independent Directors recognized that the current advisory fee levels were acceptable.

2. Fees Charged to Other Advisor and Sub-Advisor Clients

In reviewing fees, the Independent Directors also compared the advisory fees to the fees the Advisor assesses other types of clients, including institutional and high net worth separate accounts and a private investment company. Currently, the Advisor manages separate account client assets in a similar style as certain Funds, including Core Growth, Heritage Growth, International Growth, Micro Cap, Small Cap Growth, Small Cap Value and the Ultra Growth Fund. With respect to separate accounts, the fees for these accounts are generally lower than the comparable Fund (except the fees are the same in the case of the Heritage Growth Fund). The Independent Directors considered the differences in the product types, including the services provided. In this regard, the Independent Directors have noted that the range of services provided to the Funds in managing and operating registered investment companies is more extensive than those provided to separately managed accounts. The Advisor provides services to the Funds that extend beyond the portfolio management services provided to its separate account clients. As described in more detail above, these services include business, administrative, compliance, marketing and other services required to operate the Funds. Further, the Independent Directors recognized that the Funds operate in a highly regulated industry requiring extensive compliance. Such responsibilities generally are not required to the same extent for separate accounts. Accordingly, the Independent Directors believe the nature and number of services provided to operate a Fund merit higher fees than those of separate accounts. Similarly, with respect to the private investment company, such company is not subject to the extensive regulatory scheme required of operating registered investment companies such as the Funds, and therefore the services required differ. In addition, the Independent Directors noted the private investment company advised by the Advisor pays a performance fee and therefore its fee structure differs significantly from that of the Funds.

In considering the fees of the Sub-Advisor, the Independent Directors also considered the pricing schedule the Sub-Advisor charges for similar investment management services for other clients. In this regard, the sub-advisory fees for the U.S. Treasury Fund were at the lower end of the Sub-Advisor’s fee schedule. The Independent Directors also noted that the sub-advisory fees were established through arm’s length negotiations between the Advisor and the Sub-Advisor which is unaffiliated with the Advisor.

3. Profitability of Advisor

The Independent Directors reviewed profitability information for the Advisor derived from its relationship with each Fund for the calendar year ending December 31, 2007. In reviewing profitability, the Independent Directors reviewed the methodology utilized to allocate revenue and expenses of the Advisor among the Funds. In considering profitability, the Independent Directors have recognized the inherent limitations in determining profitability which may be affected by many factors, including the allocation of expenses across multiple investment products served by the Advisor. The allocation of research and personnel expenses is also particularly difficult given the Advisor’s shared research culture. The Independent Directors further noted the impact on profitability due to the Advisor’s compensation arrangements. In addition to reviewing the Advisor’s profitability, the Directors also reviewed the Advisor’s profitability compared to publicly available profitability information concerning unaffiliated advisers. However, the Independent Directors recognized the difficulties in comparing the profitability of various advisors given that individual fund or product line profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by numerous factors including the structure of the particular adviser, the types of funds managed, its business mix, expense allocations, and the adviser’s capital structure and cost of capital. The Independent Directors noted that the Advisor’s profitability is within a reasonable range compared to the peer group of unaffiliated

WASATCH FUNDS — Supplemental Information (continued)

advisers. Based on their review, the Independent Directors were satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable in light of the services provided.

With respect to the Sub-Advisor, although a profitability analysis was not available, the Independent Directors received certain financial statements of the Sub-Advisor. Given that the Sub-Advisor’s fee is at the low end of its fee schedule and the fact that the sub-advisory fee is established through arm’s length negotiations, the Independent Directors believe the Sub-Advisor’s profitability from its relationship with the U.S. Treasury Fund is not unreasonable.

In addition to the above, the Independent Directors also considered that the Advisor benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute a Fund’s purchases and sales of securities, as described in further detail below.

D.	ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

In reviewing advisory fees, the Independent Directors recognized that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above certain levels. With respect to funds investing in small and micro-cap companies, the Independent Directors recognized that the economies of scale and profit potential that may be achieved may be limited. In this regard, the Independent Directors are aware that it is more difficult to replicate performance in the small and micro-cap funds at larger asset sizes and therefore, as noted above, a Fund may be closed to new and/or existing shareholders from time to time. This practice enhances the Advisor’s focus on achieving performance by maintaining assets at levels it can effectively manage but may limit economies of scale derived from a larger asset base. The Independent Directors, as noted, also recognized that this practice may limit the Advisor’s profit potential from earning additional fees on a larger asset base and expose the Advisor to reduced revenues from asset outflows when Funds are closed to investors. The Independent Directors also has noted the costs associated with the Advisor’s research intensive investment approach. The Independent Directors further recognized the Advisor’s position that to the extent economies of scale exist, the proposed level of advisory fee reflects such economies of scale. Considering the factors above, the Independent Directors concluded the absence of breakpoints was acceptable.

E.	INDIRECT BENEFITS

In evaluating fees, the Independent Directors also considered any indirect benefits or profits the Advisor or its affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Directors considered that the Advisor benefits from soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s brokerage transactions. The Independent Directors reviewed information regarding the soft dollar arrangements including, among other things, the commissions paid, the research credits earned and the services provided. Further, the Independent Directors at prior meetings have had extensive discussions regarding the soft dollar arrangements. The Independent Directors recognized that soft dollar arrangements provide benefits to the Advisor by obtaining research that it would otherwise have to acquire with hard dollars. Accordingly, the Advisor’s profitability would be somewhat lower if it did not receive the research services pursuant to soft dollar arrangements. The Independent Directors took these “fall out” benefits into account when reviewing the level of advisory fees.

F.	APPROVAL

The Independent Directors did not identify any single factor discussed previously as all-important or controlling. The Independent Directors, including a majority of Independent Directors, concluded that the terms of the Advisory Contract for each Fund and the Sub-Advisory Agreement for the U.S. Treasury Fund were fair and reasonable, that the Advisor’s and Sub-Advisor’s fees are reasonable in light of the services provided to the respective Fund, and that the Advisory Contract should be approved on behalf of each Fund and the Sub-Advisory Agreement should be approved on behalf of the U.S. Treasury Fund.

DISCLOSURE FOR BOARD APPROVAL OF EMERGING MARKETS FUND

At a meeting held on August 29, 2007 (the “August Meeting”), the Board of Directors of Wasatch Funds, Inc. (the “Company”) including the Independent Directors, unanimously approved the Advisory and Service Contract (the “Advisory Contract”) between the Company on behalf of the Emerging Markets Small Cap Fund (the “New Fund”) and Wasatch Advisors, Inc. (the “Advisor”). To assist the Board in its evaluation of the Advisory Contract, the Independent Directors received materials and other information, in adequate time in advance of the August Meeting, which outlined, among other things:

•	the terms and conditions of the Advisory Contract, including the nature, extent and quality of services provided to the New Fund by the Advisor;
•	the organization and business operations of the Advisor, including the experience of persons who will manage the New Fund;
•	the proposed management fees of the Advisor, including comparisons of such fees with the management fees of comparable, unaffiliated funds prepared by an independent third party;
•	the projected expenses of the New Fund, including comparisons with the expense ratios of comparable, unaffiliated funds compiled by an independent third party;
•	the profitability of the Advisor for advisory services; and
•	the soft dollar practices of the Advisor.

In addition to the foregoing materials, independent legal counsel to the Independent Directors provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the Independent Directors under the Investment Company Act of 1940, as amended (the “1940 Act”) as well as the general principles of relevant state

MARCH 31, 2008 (UNAUDITED)

law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser’s fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At a meeting held on May 11, 2007 (the “May Meeting”), the Board received materials describing the philosophy, investment objectives and strategies of the New Fund. At the May Meeting, the Advisor made a presentation to, and responded to questions from, the Board regarding the proposed New Fund. The Independent Directors met with the portfolio managers designated for the New Fund to discuss, among other things, the New Fund’s investment objectives, strategies and experience of the team. At the August Meeting, the Advisor further explained its investment strategies for the New Fund, discussed market conditions, described proposed fees and expenses, highlighted any changes from the previous presentation at the May Meeting, and responded to questions from the Board.

During the previous day and then again after reviewing the written materials and discussing issues pertaining to the proposed approval of the Advisory Contract with representatives of the Advisor, the Independent Directors met privately with their legal counsel to review the Board’s duties in reviewing advisory contracts and consider approval of the Advisory Contract on behalf of the New Fund. It is with this background that the Independent Directors considered the approval of the Advisory Contract for the New Fund.

The Independent Directors, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the approval of advisory contracts. As outlined in more detail below, the Independent Directors considered all factors they believed relevant with respect to the New Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Advisor; (b) the performance of the Advisor; (c) the costs of the services to be provided and profits estimated to be realized by the Advisor and its affiliates; (d) the extent to which economies of scale may be realized as the New Fund grows; and (e) whether fee levels reflect any such economies of scale.

With respect to the nature, extent and quality of services to be provided by the Advisor, the Independent Directors reviewed the information regarding the types of services (advisory and non-advisory or administration) to be provided under the Advisory Contract for the New Fund; narrative and statistical information concerning the Advisor’s performance record with other funds they advise; and information describing the Advisor’s organization and business. As noted above, the Independent Directors met at the May Meeting with the proposed lead managers for the New Fund and reviewed and evaluated their professional experience, qualifications and credentials. Further, given the Independent Directors’ experience with other Wasatch Funds, the Independent Directors noted that they were familiar with and have a good understanding of the organization, operations and personnel of the Advisor, including its research department and personnel. Based on their review, the Independent Directors concluded that, overall, the nature, extent and quality of services expected to be provided to the New Fund under the Advisory Contract were satisfactory.

With respect to investment performance, it was noted that because the New Fund has not commenced operations and does not have its own performance history, the Board reviewed and considered performance information regarding the Advisor’s past performance record with other funds.

In evaluating the proposed management fees and expenses, the Independent Directors considered the New Fund’s proposed management fees and expected expense ratios in absolute terms and as compared with the fees and expenses of a peer group of comparable unaffiliated funds provided by an independent third party. With respect to the New Fund, the Independent Directors also received the management fee and expense ratio of another unaffiliated emerging markets small cap fund provided by the Advisor. In addition, the Independent Directors considered the expense limitation agreement provided by the Advisor on behalf of the New Fund. Although the Advisor does not currently manage other funds or separately managed accounts with the same investment styles as for the New Fund, the Independent Directors had at previous meetings reviewed the fees charged by the Advisor for non-mutual fund institutional clients and for “high net worth” separate accounts and were familiar with the fees the Advisor assesses to these other clients. Based upon this information, the Independent Directors noted that the proposed advisory fee was the highest compared to the peer group and above the median expense ratio of such funds. The Independent Directors considered the costs of the research personnel-intensive approach followed by the Adviser, the costs of managing a fund with a small cap and emerging market focus, the overall expense structure of the New Fund and peer group, and the overall expense limitation provided by the Advisor.

In light of the foregoing and during lengthy negotiations, the Independent Directors proposed an expense structure of the New Fund as follows: 1.75% advisory fee and a total expense ratio cap that would be reduced as assets in such New Fund grew. The Independent Directors further proposed that the Advisor limit total expenses of the New Fund to 2.10% of average net assets calculated on a daily basis. It was noted that the expense limitation would decrease to 2.05% when average net assets of the New Fund reach $50 million; to 2.00% when average net assets of the New Fund reach $100 million; and to 1.95% when average net assets of the New Fund reach $150 million. Such decrease would take affect on the first day of the quarter after the New Fund’s assets reach such required level and after the New Fund’s assets reach the applicable threshold, the expense limitation would remain even if the New Fund’s assets subsequently decrease below the required level. The expense limitation would continue until January 31, 2009. The Advisor agreed to the fee schedule proposed by the Independent Directors.

WASATCH FUNDS — Supplemental Information (continued)

In conjunction with its review of fees, the Independent Directors also considered the profitability of the Advisor for its advisory activities to the Wasatch Funds. The Independent Directors reviewed information provided by the Advisor concerning the estimated revenue to the Advisor as a result of the proposed relationship with the New Fund. The Independent Directors also reviewed the revenues and expenses of the Advisor for advisory services to the Wasatch Funds for the calendar year ending December 31, 2006 and the allocation methodology used in preparing the profitability data. In reviewing profitability, the Independent Directors have recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. The Independent Directors have also recognized the difficulties in making comparisons as the profitability from other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. The Independent Directors also noted that the Advisor is privately held and is taxed as a Subchapter S corporation, thus certain expenses had to be attributed and/or estimated. As noted below, in considering profitability, the Independent Directors also considered the effect of fall-out benefits (such as soft-dollar arrangements) on the Advisor’s expenses. The Independent Directors further considered the profitability of the Advisor before taxes and marketing expenses (including supermarket fees). Based on their review, the Directors were satisfied that the Advisor’s level of profitability was reasonable in light of the services to be provided.

In reviewing compensation, the Independent Directors noted that similar to other Wasatch funds, the advisory fee schedule for the New Fund did not contain breakpoints that reduce the fee rate on assets above specified levels. The Independent Directors recognized that breakpoints may be one way for the benefits of any economies of scale to be shared with investors. The Independent Directors noted that most of the Wasatch Funds invest in small and micro-cap securities, and that, traditionally, the Advisor has periodically closed certain equity funds at asset levels it believes necessary or appropriate to manage the respective fund effectively. The Independent Directors noted that the New Fund will have a limited asset size and it is anticipated, based on current market conditions, that the New Fund will be closed to new investors when the product reaches its capacity of approximately $500 million thereby limiting the profit potential for the Advisor. As a result, the Independent Directors recognized that a higher profit margin and higher fees may be warranted due to such New Fund’s limited capacity. The Independent Directors also are aware of the Advisor’s position that for small-cap funds, the fees reflect the limited profit potential and research personnel-intensive process. Nevertheless, the Independent Directors noted that there are breakpoints in the total expense ratio cap for the New Fund which help ensure shareholders share in any benefits from the costs of such New Fund being spread over a large asset base. Considering the above, the Independent Directors concluded that the absence of breakpoints in the New Fund’s advisory fee schedule was acceptable.

In evaluating fees, the Independent Directors also considered any indirect benefits or profits the Advisor or its affiliates may receive as a result of its relationship with the New Fund. In this regard, in connection with its experience with the Advisor for other Wasatch Funds, the Independent Directors have previously reviewed information concerning the Advisor’s soft dollar arrangements, including its policies for allocating brokerage for brokerage and research services. In light of their experience, the Independent Directors are familiar with the Advisor’s soft dollar arrangements and recognize that the Advisor’s profitability may be lower if the Advisor was required to pay for this research with hard dollars.

The Independent Directors did not identify any single factor discussed previously as all-important or controlling. The Directors, including a majority of Independent Directors, concluded that the terms of the Advisory Contract were fair and reasonable, that the Advisor’s fees, as amended in the case of the New Fund, are reasonable in light of the services expected to be provided to the New Funds, and that the Advisory Contract should be and was approved.

WASATCH FUNDS — Service Providers	MARCH 31, 2008 (UNAUDITED)

Investment Advisor

Wasatch Advisors, Inc.

150 Social Hall Avenue, 4th Floor

Salt Lake City, UT 84111

Sub-Advisor for U.S. Treasury Fund

Hoisington Investment Management Co.

1250 Capital of Texas Highway South

Building 3, #600

Austin, TX 78746

Administrator and Fund Accountant

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent

UMB Fund Services, Inc.

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Legal Counsel to Wasatch Funds and Independent Directors

Chapman and Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway, 10th Floor

Kansas City, MO 64105

WASATCH FUNDS — Guide to Understanding Financial Statements

Wasatch Funds provides reports to shareholders twice a year. The annual report is for the Funds’ fiscal year which ends September 30. The semi-annual report is for the six months or period ending March 31. Additionally, the Funds’ schedules of investments for the first and third quarters of each fiscal year are available to shareholders as described on page 101. These reports provide shareholders with important information that will help them evaluate the management and performance of their investments. It is the desire of Wasatch Funds to help shareholders stay in tune with their investments. If you have any questions about the information in this report, a shareholder services representative will be happy to assist you when you call 800.551.1700.

SCHEDULE OF INVESTMENTS

The holdings of each Wasatch Fund are detailed in the “Schedule of Investments.” This section provides a snapshot of the securities each Fund was invested in on the last day of the reporting period. The Wasatch Equity Funds invest primarily in Common Stocks of companies which are grouped together by industry. The Wasatch-Hoisington U.S. Treasury Fund invests primarily in U.S. Treasury securities. The Equity Funds will typically have only minor holdings in Short-Term Investments. At times the Funds may take temporary defensive positions by increasing cash or holdings in Short-Term Investments. Please see the prospectus under “Other Investment Strategies and Their Risks.”

STATEMENTS OF ASSETS AND LIABILITIES

These financial statements show the Assets and Liabilities of a Fund on the last day of the reporting period. A Fund’s Assets include the value of securities owned, amounts receivable for purchases of Fund shares (capital shares receivable), securities sold, interest and dividends, prepaid expenses and other assets. Liabilities are amounts owed for shareholder redemptions (capital shares payable), securities purchased, investment advisory fees and other expenses. Totaling up the assets and subtracting the liabilities results in a Fund’s Net Assets.

Net Assets consist of capital stock, paid-in capital in excess of par, undistributed net investment income or loss, undistributed net realized gain or loss on investments and net unrealized appreciation or depreciation on investments. Capital stock is stock authorized by a company’s charter and having par value, stated value or no par value. Par value is set by the company issuing the shares and has no relation to Net Asset Value. The par value of one share of each Wasatch Fund is $.01. Paid-in capital in excess of par is capital received from shareholders in exchange for Fund shares that exceeds the par value of the shares. For example, if you bought one share of a Fund for $10, $.01 would show as “Capital stock” on the books of the Fund, and $9.99 would be accounted for under “Paid-in capital in excess of par.” Undistributed net investment income or loss is the amount of net investment income or loss of a Fund since inception that has not been paid to shareholders as a dividend.

Undistributed net realized gain (loss) on investments is the amount of net realized gains or losses generated by a Fund since inception that have not been distributed to shareholders in the form of a capital gain distribution. A gain or loss is realized when a security is sold by a Fund. Net unrealized appreciation (depreciation) on investments is the change in value from the purchase price of securities a Fund continues to hold.

The number of shares a Fund is authorized to sell can be found under Capital Stock, $.01 par value. Issued and outstanding indicates the number of shares owned by shareholders.

Net Asset Value (NAV), Redemption Price and Offering Price Per Share shows the value of one outstanding share of a Fund on the date of the report. A Fund’s share price (NAV) is calculated by dividing the value of all securities and other assets owned by a Fund, less the liabilities charged to that Fund, by the number of Fund shares outstanding. The share price is calculated at the close of business of the New York Stock Exchange on each day the Exchange is open for trading. Please see Wasatch Funds’ prospectus for more information about how share prices are calculated. Information about how the share price is affected by a Fund’s operation can be found under “Financial Highlights” on page 109.

STATEMENTS OF OPERATIONS

Statements of Operations show investment income and expenses for each Fund as well as realized gains or losses from securities sold and the appreciation or depreciation in the value of a Fund’s holdings during the reporting period.

Investment Income shows Interest and Dividends earned from interest-bearing and dividend-paying securities in a Fund’s portfolio.

Expenses show the various fees and expenses paid out of a Fund’s assets such as the fee paid to Wasatch Advisors, the Funds’ investment advisor. Additional fees include shareholder servicing, fund administration and accounting, custody of fund assets, federal and state registration, legal counsel, auditing and directors’ fees. The Funds pay for printing and mailing statements, prospectuses, annual reports and semi-annual reports to shareholders.

Net Investment Income (Loss) is the amount of dividends and interest income earned on securities held by a Fund, less the Fund’s expenses.

Net realized gain (loss) on investments and foreign currency translations is the net gain or loss on securities a Fund has sold. Change in unrealized appreciation (depreciation) on investments and foreign currency translations is the change in value of securities a Fund continues to hold.

Net gain (loss) on investments is the result of changes in the market value of securities a Fund has sold and securities it continues to hold.

STATEMENTS OF CHANGES IN NET ASSETS

Net Assets are a Fund’s remaining assets after taking into consideration any liabilities. Statements of Changes in Net

MARCH 31, 2008 (UNAUDITED)

Assets show the increase or decrease in a Fund’s net assets during the reporting period. Investment operations, dividends and capital share transactions affect a Fund’s net assets. Operations is a summary of the Statements of Operations. It includes investment income or loss, net realized gain or loss on investments and foreign currency translations a Fund has sold as well as the change in appreciation or depreciation in the value of investments a Fund continues to hold.

Dividends are distributed by Wasatch Funds to sharehold-ers when Fund investments have earned income in excess of net expenses or when capital gains in excess of capital losses are realized from the sale of securities. Most shareholders choose to reinvest their dividends and capital gain distribu- tions. Each Fund is required by Internal Revenue Code regulations to distribute substantially all of its net investment income and capital gains to shareholders in order to retain its status as a “regulated investment company.”

Capital share transactions are any transactions involving shares of a Fund, including the selling of Fund shares, shares issued by a Fund to shareholders for the reinvestment of dividends, and share redemptions.

FINANCIAL HIGHLIGHTS

The Financial Highlights contain important historical operating information that you may find useful in making decisions or understanding the performance of your investment.

Net Asset Value (NAV) is defined under “Statements of Assets and Liabilities” on page 108. The difference between the Net asset value, beginning of period and the Net asset value, end of period in the Financial Highlights is the change in value of a Fund’s shares over the reporting period, but not its total return.

Income (loss) from investment operations shows how the share price was affected by a Fund’s operations on a per share basis. Net investment income (loss) is the per share amount of dividends and interest income earned on securities held by a Fund, less the Fund’s expenses. Net realized and unrealized gains (losses) on securities is the per share increase or decrease in the value of securities a Fund holds or has sold during the reporting period. Gains or (losses) are realized when securities are sold. Gains or (losses) are unrealized when securities increase or decrease in value but are not sold.

Distributions are the per share amount that a Fund paid to shareholders from net investment income and net realized gains.

Total return is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in unrealized and realized gains and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the share price on the ex-dividend day of the distribution. A FUND’S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS.

Supplemental data and ratios are provided to help you better understand your investment. Net assets, end of period, are the net assets of a Fund on the reporting date. Ratio of expenses to average net assets shows the total of a Fund’s operating expenses divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. Ratio of net investment income to average net assets shows a Fund’s net investment income (loss) divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. Portfolio turnover rate measures a Fund’s buying and selling activity during the reporting period. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund’s portfolio securities. This calculation does not include securities with a maturity date of less than 12 months.

CONTACT WASATCH

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. CT

Automated Line, 24 Hours

U.S. MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

OVERNIGHT MAIL

Wasatch Funds

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

ONLINE

www.wasatchfunds.com

shareholderservice@wasatchfunds.com

WASATCH FUNDS — Notes	MARCH 31, 2008

WWW.WASATCHFUNDS.COM

800.551.1700

Item 2:	Code of Ethics.

Not required.

Item 3:	Audit Committee Financial Expert.

Not required.

Item 4.	Principal Accountant Fees and Services.

Not required.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board of Directors has not adopted procedures by which shareholders may recommend nominees to the Board.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not required.

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS, INC.

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds, Inc.

Date: May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds, Inc.

Date: May 30, 2008

By:	/s/ Melanie H. Zimdars
Melanie H. Zimdars
Secretary/Treasurer (principal financial and accounting officer) of Wasatch Funds, Inc.

Date: May 30, 2008